================================================================================


     THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA

                                      and

                            MEAD COATED BOARD, INC.



                            -----------------------
                                Lease Agreement
                            -----------------------


                         Dated as of December 1, 1988

Relating to $44,000,000 The Industrial Development Board of the City of Phenix City, Alabama Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1988


================================================================================

                                LEASE AGREEMENT

                               TABLE OF CONTENTS

(The Table of Contents for this Lease Agreement is for convenience of reference only and is not intended to define, limit or describe the scope or intent of any provisions of this Lease Agreement.)

                                                                            Page
                                                                            ----

ARTICLE I                    DEFINITIONS

     Section 1.1             Definitions
     Section 1.2             Certain Rules of Interpretation

ARTICLE II                   REPRESENTATIONS

     Section 2.1             Representations by the Issuer
     Section 2.2             Representations by the Company

ARTICLE III                  LEASING CLAUSES AND TITLE PROJECT

     Section 3.1             Lease of the Project
     Section 3.2             Title to Project
     Section 3.3             Quiet Enjoyment

ARTICLE IV                   ACQUISITION, CONSTRUCTION,
                             INSTALLATION, EQUIPPING AND
                             COMPLETION OF THE PROJECT;
                             ISSUANCE OF THE BONDS

     Section 4.1             Acquisition, Construction,
                             Installation, Equipping and
                             Completion of the Project
     Section 4.2             Issuance of Bonds; Disbursements from the
                             Project Fund
     Section 4.3             Establishment of Completion Date;
                             Excess Proceeds
     Section 4.4             Insufficiency of Project Fund
     Section 4.5             Issuer to Pursue Remedies Against
                             Suppliers, Contractors and
                             Subcontractors and their Sureties

ARTICLE V                    EFFECTIVE DATE OF THIS
                             AGREEMENT; DURATION; OF LEASE
                             TERM; RENTAL PROVISIONS

     Section 5.1             Effective Date of This
                             Agreement; Duration of
                             Lease Term
     Section 5.2             Delivery of Acceptance of Possession
     Section 5.3             Rental Payments
     Section 5.4             Obligation of the Company Unconditional
     Section 5.5             Assignment and Pledge of Rental
                             Payments and the Agreement
     Section 5.6             Agreement to Supply Letter of Credit
     Section 5.7             Purchase of Bonds
     Section 5.8             Optional Purchase of Bonds
     Section 5.9             Determination of Interest Rate Periods

ARTICLE VI                   SPECIAL COVENANTS

     Section 6.1             Use of Project
     Section 6.2             Use of Proceeds
     Section 6.3             Indemnity Against Claims
     Section 6.4             Inspection of the Project
     Section 6.5 Company to Maintain Its Corporate Existence; Conditions Under Which Exceptions Permitted
     Section 6.6             Ownership; Further Assurances and
                             Corrective Instruments
     Section 6.7             Maintenance of Project by Company
     Section 6.8             Redemption or Purchase of Bonds
     Section 6.9             Investment of Bond Fund and
                             Project Fund Moneys Permitted
     Section 6.10            Non-Arbitrage Covenant
     Section 6.11            Removal and Substitution of
                             Portions of Project
     Section 6.12            Taxes, Other Governmental Charges
                             and Utility Charges
     Section 6.13            Insurance Required
     Section 6.14            Application of Net Proceeds of
                             Insurance
     Section 6.15            Additional Provisions
                             Respecting Insurance
     Section 6.16            Investment Credit
     Section 6.17            Granting of Easements
     Section 6.18            Release of Certain Land

ARTICLE VII          DAMAGE, DESTRUCTION AND
                     CONDEMNATION

     Section 7.1     Damage and Destruction
     Section 7.2     Condemnation
     Section 7.3     Condemnation of
                     Company-Owned Property

ARTICLE VII:         ASSIGNMENT; SUBLEASING,
                     PLEDGING AND SELLING;
                     REDEMPTION; RENT PREPAYMENT
                     AND ABATEMENT; OPTION AND
                     OBLIGATION TO PURCHASE PROJECT;
                     OPTION TO EXTEND TERM OF AGREEMENT

     Section 8.1     Assignment and Subleasing
     Section 8.2     Pledge Under Indenture
     Section 8.3     Restrictions on Sale of
                     Project by Issuer
     Section 8.4     Prepayment of Rents; Option to
                     Purchase Project; Obligation
                     to Purchase Project
     Section 8.5     Rent Abatements If Bonds Paid
                     Prior to Maturity
     Section 8.6     Reference to Bonds Ineffective
                     After Bonds Paid
     Section 8.7     Option to Extend

ARTICLE IX           EVENTS OF DEFAULT AND REMEDIES

     Section 9.1     Events of Default
     Section 9.2     Remedies on Default
     Section 9.3     Agreement to Pay Attorneys' Fees
                     and Expenses
     Section 9.4     No Additional Waiver Implied by
                     One Waiver
     Section 9.5     Notice of Default

ARTICLE X            MISCELLANEOUS

     Section 10.1    Notices
     Section 10.2    Binding Effect
     Section 10.3    Severability
     Section 10.4    Amounts Remaining
                     in the Bond Fund
     Section 10.5    Amendments
     Section 10.6    Execution in Counterparts
     Section 10.7    Applicable Law
     Section 10.8    Captions
     Section 10.9    Recording of Agreement
     Section 10.10   Net Lease

EXHIBITS

     Exhibit "A"       Project Land                              A-1
     Exhibit "B"       Description of Project                    B-1
     Exhibit "C"       Form of Requisition                       C-1

          THIS LEASE AGREEMENT, dated as of December 1, 1988 between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA, a public corporation duly organized and existing under the laws of the State of Alabama, as lessor (the "Issuer"), and MEAD COATED BOARD, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), evidencing the agreement of the parties hereto.

                             W I T N E S S E T H:
                             -------------------

          In consideration of the respective representations and agreements hereinafter contained, the parties hereto agree as follows (provided that in the performance of the agreements of the Issuer herein contained, any obligation the Issuer may thereby incur for the payment of money shall not be a general debt, liability or obligation of the Issuer, or of the State of Alabama or any political subdivision thereof, but shall be payable solely out of the rents, revenues and proceeds derived from this Agreement (hereinafter defined) and the sale of the Bonds referred to herein:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          Section 1.1  Definitions. In addition to the words and terms elsewhere
                       -----------
defined herein, the following words and terms as used herein shall have the following meanings unless the context or use clearly indicates another or different meaning or intent, and any other words and terms defined in the Indenture shall have the same meanings as assigned to them in the Indenture when used herein unless the context or use clearly indicates another or different meaning or intent:

          "Act" means the statutes codified as Code of Alabama 1975, Title 11,
           ---
Chapter 54, Article 4, as amended and supplemented and at the time in force and effect.

          "Agreement" means this Lease Agreement and any amendments and
           ---------
supplements hereto.

          "Authorized Company Representative" means any person or persons
           ---------------------------------
designated to act on behalf of the Company by a certificate filed with the Issuer and the Trustee containing the specimen signature of each such person and signed by the President, and Vice President or the Treasurer of the Company.

          "Authorized Issuer Representative" means any person or persons
           --------------------------------
designated to act on behalf of the Issuer by a certificate filed with the Issuer and the Trustee containing the specimen signature of each such person and signed by the Chairman or Secretary of the Issuer.

          "Bond Counsel" means an attorney-at-law or a firm of attorneys of
           ------------
nationally recognized standing in matters pertaining to the tax-exempt nature of interest on bonds issued by states and their political subdivisions, duly admitted to the practice of law before the highest court of any state of the United States of America, selected by the Company and acceptable to the Trustee.

          "Bond Fund" means the Bond principal and interest payment fund created
           ---------
by Section 5.02 of the Indenture.

          "Business Day" means any day other than (i) a Saturday or Sunday or
           ------------
legal holiday or a day on which banking institutions in the city or cities (A) in which the principal offices of the Trustee, the Tender Agent or the Remarketing Agent are located or (B) in which drawings under the Credit Facility are required to be made, are authorized by law to close or (ii) a day on which the New York Stock Exchange is closed.

          "Code" means the United States Internal Revenue Code of 1986, as
           ----
amended. References to the Code and to Sections of the Code shall include relevant final, temporary or proposed regulations thereunder.

          "Company Guarantee" means the Guarantee Agreement, dated as of
           -----------------
December 1, 1988 by and between the Company and the Trustee.

          "Completion Date" means the date of completion of the acquisition,
           ---------------
construction, installation and equipping of the Project (hereinafter defined) as such date shall be certified as provided in Section 4.3 hereof.

          "Cost of Construction" with respect to the Project means the
           --------------------
following:

          (a) obligations incurred for labor and materials (including reimbursements payable to the Company or the Issuer and payments on contracts in the name of the Company or the Issuer) in connection with the acquisition, construction, installation and equipping of the Project;

          (b) the cost of contract bonds and of insurance of all kinds that may be required or necessary during the course of construction of the Project;

          (c) all costs of engineering services, including the costs for test borings, surveys, estimates, plans and specifications and preliminary investigation therefor, and for supervising construction, as well as for the performance of all other duties required by or consequent upon the proper construction of the Project;

          (d) overhead of the Company, to the extent not included in subparagraph (c) above, allocable to the Project by the Company in accordance with generally accepted accounting principles;

          (e) interest to accrue in respect of the Bonds to the Completion Date;

          (f) amounts paid to the United States Treasury pursuant to (S) 1.103-15AT(d) and (e) of Temporary Treasury Regulations or any regulations promulgated pursuant to Section 148(f) of the Code;

          (g) subject to the limitations of Section 147(g) of the Code, all expenses incurred in connection with the issuance of the Bonds, including without limitation initial compensation and expenses of the Trustee, legal expenses and fees, costs of printing and engraving, recording and filing fees, compensation of the underwriters, if any, rating agency fees and costs of the Letter of Credit;

          (h) all other costs which may properly be paid or accrued for the acquisition, construction, installation, equipping or financing of the Project; and

          (i) any sums required to reimburse the Company for advances made for any of the above items or for any other costs incurred or for work done which are properly chargeable to the Project.

          "Event of Default" means any of the occurrences enumerated in Section
           ----------------
9.1 of this Agreement.

          "Exempt Costs" means Cost of Construction of the Project to the extent
           ------------
that the payment thereof would constitute, within the meaning of Sections 142(a)(5) and (6) of the Code, the payment of costs to provide facilities that are sewage facilities or solid waste disposal facilities within the meaning of said Code section or facilities functionally related and subordinate thereto, excluding amounts paid as costs of issuance of the Bonds but including fees paid to the issuer of the Letter of Credit during the construction of the Project.

          "Extraordinary Services" and "Extraordinary Expenses" means all
           ----------------------       ----------------------
services rendered and all expenses incurred by the Trustee under the Indenture other than Ordinary Services and Ordinary Expenses.

          "Government Obligations" shall have the meaning set forth in Article I
           ----------------------
of the Indenture.

          "Guarantee Agreements" means collectively the Company Guarantee and
           --------------------
the Mead Guarantee.

          "Indenture" means the Trust Indenture, dated as of December 1, 1988,
           ---------
between the Issuer and the Trustee, pursuant to which the Bonds are authorized to be issued, and including any Indenture supplemental thereto.

          "Issuer" means The Industrial Development Board of the City of Phoenix
           ------
City, Alabama, a public corporation of the State created and existing pursuant to the Act, a resolution of the Board of Commissioners of Phenix City adopted on June 14, 1960 and a Certificate of Incorporation duly filed for record on July 17, 1960 in the office of the Judge of Probate of Russell County, Alabama, and its successors and assigns.

          "Lease Term" means the duration of the leasehold interest created
           ----------
hereby as specified in Section 5.1.

          "Mead" means The Mead Corporation, an Ohio corporation, and its
           ----
successors and assigns.

          "Mead Guarantee" means the Guarantee Agreement, dated as of December
           --------------
1, 1988 by and between Mead and the Trustee.

          "Net Proceeds" means, with respect to the Bonds, the amount of the
           ------------
proceeds of the sale of the Bonds deposited into the Project Fund less the amount paid or to be paid out from such proceeds for the payment of costs of issuance of the Bonds plus any investment income earned on moneys in the Project Fund.

          "Net Proceeds" means, with respect to any insurance or condemnation
           ------------
awards, the gross proceeds from the insurance or condemnation award with respect to which that term is used remaining after the payment of all expenses (including, without limitation, attorneys' fees and any Extraordinary Expenses of the Trustee) incurred in the collection of such gross proceeds.

          "Ordinary Services" and "Ordinary Expenses" mean those services
           -----------------       -----------------
normally rendered and those expenses normally incurred by a trustee under instruments comparable to the Indenture, including but not limited to fees of its counsel.

          "Permitted Investments" shall have the meaning set forth in Article I
           ---------------------
of the Indenture;

          "Plans" means the plans and specifications prepared by or on behalf of
           -----
the Company for the Project, as the same may be revised from time to time by the Company in accordance with the second paragraph of Section 4.1 hereof, which are on file with the Company and accessible to the Issuer.

          "Project" means the sewage and solid waste disposal facilities
           -------
described in the Plans and, as designated on the date hereof, described generally in Exhibit "B" hereto.

          "Project Fund" means the fund created pursuant to Section 5.04 of the
           ------------
Indenture.

          "Project Land" means the real property described in Exhibit "A" hereto
           ------------
less such real property as may be released from this Agreement pursuant to
Section 6.18 or taken by the exercise of the power of eminent domain as provided in Section 7.2.

          "Project Site" shall mean the facility operated by the Company located
           ------------
near Phenix City, Alabama, which the Project is designed to serve.

          "State" means the State of Alabama.
           -----

          "Trustee" means Citibank, N.A., New York, New York, and its successors
           -------
and assigns and any other entity who may be serving as successor trustee or co-trustee under the Indenture.

          "Trust Estate" shall mean the property described in the granting
           ------------
clauses of the Indenture.

          Section 1.2  Certain Rules of Interpretation.  The definitions set
                       -------------------------------
forth in Section 1.1 shall be equally applicable to both the singular and plural forms of the words and terms therein defined and shall cover all genders.

          "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement and not solely to the particular Article, Section or subdivision in which such word is used.

          Reference herein to an Article number (e.g., Article IV) or a Section
                                                 ----
number (e.g., Section 3.2) shall be construed to be a reference to the
        ----
designated Article number or Section number hereof unless the context or use clearly indicates another or different meaning or intent.

          Any terms defined in Article I of the Indenture and not defined herein are incorporated by reference.

                                  ARTICLE II

                                REPRESENTATIONS
                                ---------------

          Section 2.1  Representations by the Issuer.  The Issuer makes the
                       -----------------------------
following representations as the basis for the undertakings on its part herein contained:

          (a)  Organization and Authority.  The Issuer is a public corporation
               --------------------------
     duly organized and validly existing under the provisions of the Act by authority of a resolution adopted by the Board of Commissioners of Phoenix City of June 14, 1960 and a Certificate of Incorporation duly filed for record on July 17, 1960, in the office of the Judge of Probate of Russell County, Alabama, which Certificate of Incorporation has not been amended or revoked and is of full force and effect. The Issuer has all requisite power and authority under the Act to (i) issue the Bonds, (ii) use the proceeds thereof to acquire, construct, install and equip the Project, (iii) own, lease and dispose of the Project, and (iv) enter into, and perform its obligations under this Agreement and the Indenture. This Agreement and the Indenture have been duly authorized, executed and delivered by the Issuer and are legal, valid and binding agreements enforceable against the Issuer in accordance with their respective terms.

          (b)  Pending Litigation.  There are no actions, suits, proceedings,
               ------------------
     inquiries or investigations pending, or, to the knowledge of the Issuer, threatened against or affecting the Issuer in any court or before any governmental authority or arbitration board or tribunal, which involve the possibility of materially and adversely affecting the transactions contemplated by this Agreement or the Indenture or which, in any way, would adversely affect the validity or enforceability of the Bonds, the Indenture, this Agreement or any agreement or instrument to which the Issuer is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby.

          (c)  Issue, Sale and Other Transactions Are Legal and Authorized.  The
               -----------------------------------------------------------
     issuance and sale of the Bonds and the execution and delivery by the Issuer of this Agreement and the Indenture, and the compliance by the Issuer with all of the provisions of each thereof and of the Bonds (i) are within the purposes, powers and authority of the Issuer, (ii) to the best of the knowledge of the Issuer, have been done in full compliance with the provisions of the Act, are legal and will not conflict with or constitute on the part of the Issuer a violation of or a breach of or default under, or result in the creation of any lien, charge or encumbrance upon any property of the Issuer (other than as contemplated by this Agreement or the Indenture) under the provisions of, any charter instrument, by-law, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Issuer;

          (d)  Governmental Consents.  Neither the nature of the Issuer nor any
               ---------------------
     of its activities or properties, nor any relationship between the Issuer and any other person, nor any circumstance in connection with the offer, issue, sale or delivery of any of the Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Issuer in connection with the execution, delivery and performance of this Agreement and the Indenture or the offer, issue, sale or delivery of the Bonds, other than those already obtained. The Issuer has filed with the Alabama Securities Commission notification of the Issuer's intention to issue the Bonds as required by Code of Alabama, Section 8-6-110 et seq., as amended,
                                                           -------
     and the Director of the Alabama Securities Commission has issued a Certificate of Notification with respect to the Bonds pursuant to the aforesaid act and said Certificate of Notification has not been revoked or rescinded and is in full force and effect;

          (e)  No Defaults.  To the best of the Issuer's knowledge, no event has
               -----------
     occurred and no condition exists with respect to the Issuer which would constitute an "Event of Default" as defined in this Agreement or the Indenture or which, with the lapse of time or with the giving of notice or both, would become such an "Event of Default". The Issuer is not in default under the Act or under any charter instrument, by-law or other agreement or instrument to which it is a party or by which is it bound;

          (f)  No Prior Pledge.  Neither the Project, this Agreement nor any of
               ---------------
     the payments to be received pursuant to this Agreement have been pledged or hypothecated in any manner or for any purpose other than as provided in the Indenture as security for the payment of the Bonds; and

          (g)  Nature and Location of Project.  The Project will constitute a
               ------------------------------
     "project" within the meaning of the Act, and the acquisition, construction and installation of the Project is in furtherance of the public purpose of the Act. The Project will be located within 25 miles of the corporate limits of Phoenix City, and no part thereof is located within the corporate limits or the police jurisdiction of any other incorporated municipality or any county of any state other than Russell County, Alabama.

          Section 2.2  Representations by the Company.  The Company makes the
                       ------------------------------
following representations as the basis for the undertakings on its part herein contained:

          (a)  Corporate Organization and Power.  The Company (i) is a
               --------------------------------
     corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) is duly qualified to transact business as a foreign corporation in the State of Alabama, and (iii) has all requisite corporate power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now being conducted and as presently proposed to be conducted;

           (b)  Pending Litigation.  There is no proceeding pending, or to the
                ------------------
     knowledge of the Company threatened, against or affecting the Company in any court or before any governmental authority, arbitration board or tribunal which is likely to materially and adversely affect the ability of the Company to perform its obligations under this Agreement;

          (c) Agreements Are Legal and Authorized. The execution and delivery by
              -----------------------------------
     the Company of this Agreement and the compliance by the Company with all of the provisions hereof and thereof (i) are within the corporate power of the Company, (ii) will not conflict with or result in any breach of any of the provisions of, or constitute a default under or result in the creation of any lien, charge or encumbrance upon any property of the Company (other than as contemplated by this Agreement and the Indenture) under the provisions of the Company's Certificate of Incorporation or Bylaws or any agreement or other instrument to which the Company is a party or by which it may be bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its activities or properties, and
     (iii) have been duly authorized by all necessary action on the part of the Company;

          (d) Governmental Consent. To the knowledge of the Company, neither the
              --------------------
     Company nor any of its business or properties, nor any relationship between the Company and any other person, nor any circumstances in connection with the execution, delivery and performance by the Company of this Agreement is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Company other than those already obtained;

          (e) No Defaults. To the knowledge of the Company, no event has
              -----------
     occurred and no condition exists with respect to the Company that would constitute an Event of Default under this Agreement or which, with the lapse of time or with the giving of notice or both, would become such an Event of Default;

          (f) Compliance with Law. To the knowledge of the Company, the Company
              -------------------
     is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject and has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain is likely to materially and adversely affect the ability of the Company to perform its obligations hereunder;

          (g) Commencement of Construction. The acquisition, construction,
              ----------------------------
     installation and equipping of the Project commenced after November 3, 1987, and no obligation relating to the acquisition, construction, installation or equipping of the Project was paid or incurred prior to such date.

                                  ARTICLE III

                     LEASING CLAUSES AND TITLE TO PROJECT
                     ------------------------------------

          Section 3.1  Lease of the Project. The Issuer hereby leases to the
                       --------------------
Company, and the Company hereby leases from the Issuer, the Project at the rent set forth in Section 5.3 and in accordance with the provisions hereof.

          Section 3.2  Title to Project. Upon the execution and delivery hereof,
                       ----------------
the Issuer agrees that it will furnish to the Company and the Trustee an opinion of the Issuer's Counsel or other Counsel satisfactory to the Company and the Trustee stating that the Issuer has good title in and to the Project.

          Section 3.3  Quiet Enjoyment. The Issuer warrants and agrees that it
                       ---------------
will defend the Company in the quiet enjoyment and peaceable possession of the Project, free from all claims of all persons claiming by, through or under the Issuer, throughout the Lease Term, so long as the Company shall perform the agreements to be performed by it hereunder, or so long as the period for remedying any failure in such performance shall not have expired.

                                  ARTICLE IV

                   ACQUISITION, CONSTRUCTION, INSTALLATION,
                   EQUIPPING AND COMPLETION OF THE PROJECT;
                             ISSUANCE OF THE BONDS
                   ----------------------------------------

          Section 4.1  Acquisition, Construction, Installation, Equipping and
                       ------------------------------------------------------
Completion of the Project. Not later than the delivery hereof the Issuer will
-------------------------
have acquired title in and to the Project, and subject to the provisions of
Section 4.4, the Issuer agrees that:

          (a) It will acquire, construct, equip and install facilities necessary for the Project. The aforesaid acquisition, construction, equipping and installation shall be substantially in accordance with the Plans. The Project shall be the property of the Issuer and subject to the terms hereof.

          (b) Subject to the provisions of the following paragraphs, it will cause to be acquired, constructed, equipped and installed such additional machinery, equipment and related property described in the list attached hereto as Exhibit "B" and such other items of machinery, equipment and related property as in the Company's judgment may be necessary for the operation of the Project. Such additional machinery, equipment and related property shall become a part of the Project and shall be the property of the Issuer and subject to the terms hereof.

          The Issuer and the Company agree that the Company from time to time may supplement or amend the Plans (including additions thereto or omissions therefrom), provided that no such amendment shall provide for a material addition to, deletion from or modification of the Plans unless there shall have been filed with the Issuer and the Trustee (i) a revised Exhibit "B" containing a description of the Project as revised by such amendment or modification, the accuracy of which shall have been certified by an Authorized Company Representative, and (ii) the written opinion of a firm of nationally recognized Bond Counsel experienced in the financing of solid waste disposal facilities stating that (a) the Project as provided for in such modified or amended Plans will constitute a "project" within the meaning of the Act, and (b) the expenditure of moneys from the Project Fund to pay the Cost of Construction in accordance with such amended or modified Plans will not impair the exemption of interest on Bonds from federal income taxation.

          The Issuer hereby makes, constitutes and appoints the Company as its true, lawful and exclusive agent for the acquisition, construction, equipping and installation of the Project, and the Company hereby accepts such agency to act and do all things on behalf of the Issuer, to perform all acts and agreements of the Issuer hereinabove provided in this Section, and to bring any actions or proceedings against any person which the Issuer might bring with respect thereto as the Company shall deem proper. The Issuer hereby ratifies and confirms all actions of, and assumes and adopts all contracts entered into by, the Company with respect to the Project prior to the date hereof. This appointment of the Company to act as agent and all authority hereby conferred or granted is conferred and granted irrevocably until all activities in connection with the acquisition, construction, equipping and installation of the Project shall have been completed, and shall not be terminated prior thereto by act of the Issuer or of the Company. So long as the Company is not in default hereunder, upon the Completion Date (or at any time prior thereto upon the request of the company) the Issuer will assign to the Company all warranties and guarantees of all contractors, subcontractors, suppliers, architects and engineers for the furnishing of labor, materials or equipment or supervision or design in connection with the Project and any rights or causes of action arising from or against any of the foregoing.

          The Issuer agrees to complete the acquisition, construction, equipping and installation of the Project as promptly as practicable after receipt of the proceeds from the sale of the Bonds, to continue said acquisition, construction, equipping and installation with all reasonable dispatch and to use its best efforts to cause said acquisition, construction, equipping and installation to be completed as soon as practicable, delays incident to strikes, riots, acts of God or the public enemy beyond the reasonable control of the Issuer only excepted, but if said acquisition, construction and installation is not completed within the time herein contemplated there shall be no resulting liability on the part of the Issuer and no diminution in or postponement or abatement of the rents and other payments required by Section 5.3 to be paid by the Company.

          Section 4.2  Issuance of Bonds; Disbursements from the Project Fund.
                       -------------------------------------------------------
In order to provide funds to finance the Cost of Construction, the Issuer agrees that it will initially issue and deliver the Bonds to the purchasers thereof and apply and deposit the proceeds thereof in accordance with the terms of the Indenture. The Company has approved the Indenture in form and substance, approves the issuance of the Bonds in accordance with the Indenture and approves the manner and purposes for which proceeds of the Bonds may be used and invested pursuant to the Indenture.

          The Issuer has authorized and directed the Trustee to disburse moneys from the Project Fund for payment or reimbursement of the Cost of Construction. Each disbursement from the Project Fund shall be made only upon receipt by the Trustee of a written requisition signed by the Authorized Company Representative in substantially the form of Exhibit "C" attached hereto, stating with respect to each payment to be made: (a) the requisition number, (b) the name and address (or wire transfer instructions) of the person, firm or corporation to whom payment is due, (c) the amount to be paid, (d) certifying that each obligation mentioned therein has been properly incurred and is a proper charge against the Project Fund, specifying in reasonable detail the purpose and circumstances of such obligation and certifying that such obligation has not been the basis of any previous withdrawal from the Project Fund, and (e) certifying that payment of such requisition will not result in less than 97% of the total proceeds of the sale of the Bonds (excluding amounts applied to pay costs of issuance of the Bonds) expended at that time having been used to pay Exempt Costs.

          In approving or certifying any requisition under this Section the Issuer and the Trustee may rely as to the completeness and accuracy of all statements in such requisition upon the approval of or certification to such requisition by the Authorized Company Representative, and the Company hereby agrees to indemnify and save harmless the Issuer and the Trustee, and each of their directors, officers, members, agents and employees from any liability incurred in connection with any requisition so approved or certified.

          Section 4.3  Establishment of Completion Date; Excess Proceeds.  The
                       -------------------------------------------------
Completion Date shall be evidenced to the Trustee by a certificate of the Authorized Company Representative: (i) stating that the Project has been completed substantially in accordance with the Plans, (ii) stating that, except for amounts retained by the Trustee at the Company's direction for any Cost of Construction of the Project not then due and payable or which is in dispute, the entire Cost of Construction of the Project has been paid, and (iii) stating that not less than 95% of the total proceeds of the sale of the Bonds have been used to pay Exempt Costs. Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificates or which may subsequently come into being.

          In the event that moneys shall remain in the Project Fund after payment of all Cost of Construction of the Project, such moneys shall, at the direction of the Company, be used (i) for the redemption of Bonds in the largest amount possible at the earliest date permitted by the Indenture at which the redemption price for such Bonds to be redeemed is 100% of the principal amount thereof plus accrued interest to the redemption date or for the purchase of Bonds pursuant to Article IV of the Indenture or otherwise for the purpose of cancellation at any time prior to the earliest date permitted by the Indenture for the redemption of Bonds, (ii) paid into the Bond Fund to pay interest on the Bonds, or (iii) a combination of (i) and (ii) above; provided, however, that such moneys shall not be used as described in (ii) or (iii) above unless the Company supplies the Trustee with an opinion of Bond Counsel to the effect that such use will not adversely affect the tax-exempt status of the interest on the Bonds. The Company agrees that any investments which it may direct of such amounts shall result in a yield on such investments, computed in accordance with the applicable provisions of (S)(S) 1.103-13 and 1.103-14 of the Treasury Regulations, not in excess of the yield (computed in the same manner) on the Bonds.

          Section 4.4  Insufficiency of Project Fund. The Issuer does not make
                       -----------------------------
any warranty, either express or implied, that the amounts in the Project Fund and available for payment of the Cost of Construction of the Project will be sufficient to pay all of the Cost of Construction. The Company agrees that in the event that moneys in the Project Fund are insufficient to pay all of the Cost of Construction, the Company shall complete the acquisition, construction, installation and equipping of the Project, and shall pay or make funds available to the Issuer to pay that portion of the Cost of Construction in excess of the moneys available therefor in the Project Fund. The Company agrees that, if after exhaustion of the amounts of the Project Fund, it should pay any portion of the Cost of Construction, it shall not be entitled to any diminution of the amounts payable under as provided in Section 5.2 hereof.

          Section 4.5  Issuer to Pursue Remedies Against Suppliers, Contractors
                       --------------------------------------------------------
and Subcontractors and Their Sureties. At the direction and sole cost of the
-------------------------------------
Company (to the extent that such cost is not payable and actually paid from the Project Fund), the Issuer will promptly proceed, either separately or in conjunction with others, to exhaust the remedies of the Issuer against any defaulting supplier, contractor or subcontractor and against any surety therefor, for the performance of any contract made in connection with the Project. If the Company shall so notify the Issuer, the Company may, in its own name or in the name of the Issuer, prosecute or defend any action or proceeding or take any other action involving any such supplier, contractor, subcontractor or surety which the Company deems reasonably necessary, and in such event the Issuer agrees to cooperate fully with the Company and to take all action necessary, to the extent it might lawfully do so, to effect the substitution of the Company for the Issuer in any such action or proceeding. Any moneys recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing prior to the Completion Date shall be paid into the Project Fund and after the Completion Date shall be used as authorized by Section 4.3.

                                   ARTICLE V

                       EFFECTIVE DATE OF THIS AGREEMENT;
                   DURATION OF LEASE TERM; RENTAL PROVISIONS
                   -----------------------------------------

          Section 5.1  Effective Date of This Agreement; Duration of Lease Term.
                       --------------------------------------------------------
This Agreement shall become effective upon its execution and delivery and the leasehold interest created hereby shall then begin, and, subject to the other provisions hereof, shall expire at midnight, December 1, 2023, or sooner upon payment or redemption of the Bonds as hereinafter provided subject to extension as provided in Section 8.7.

     Section 5.2 Delivery and Acceptance of Possession. The Issuer agrees to
                 -------------------------------------
deliver to the Company sole and exclusive possession of the Project (subject to the right of the Issuer and the Trustee to inspect the same pursuant to Section 6.4) on the Completion Date and the Company agrees to accept possession of the Project upon such delivery; provided, however, that the Company shall be permitted such possession of the Project prior to the Completion Date as shall not interfere with the acquisition, construction, installation and equipping of the Project.

     Section 5.3 Rental Payments.
                 ---------------

    (a) As rent for the Project, the Company agrees to pay to the Trustee, as assignee and pledgee of and for the account of the Issuer, for deposit in the Bond Fund, amounts sufficient, together with other moneys held by the Trustee under the Indenture and available therefor, to pay the principal of, and the redemption premium (if any) and the interest on, the Bonds as the same become due pursuant to the terms of the Indenture, as follows:

               (i) On or prior to each date upon which interest on the Bonds is payable under the Indenture, a sum which will be equal to the interest on the Bonds coming due on such dates;

               (ii) On or prior to any redemption date for the Bonds, a sum equal to the principal of, and the redemption premium (if any) and the interest on, the Bonds which are to be redeemed on such date; and

               (iii) On or prior to December 1, 2023, a sum which will be equal to the principal amount of the Bonds coming due on such date.

If the Company defaults in any payment required by this paragraph (a), the Company will pay interest (to the extent allowed by law) on such amount until paid at the rate provided for in the Bonds.

           (b) In furtherance of the foregoing, so long as any Bonds are outstanding the Company will pay all amounts required to prevent any deficiency by an act or failure to act by the Trustee, the Company, the Issuer, the Tender Agent or any other person.

           (c) The Company will also pay: (i) the fees of the Trustee for rendering Ordinary Services and the Ordinary Expenses of the Trustee and any Paying Agents under the Indenture, such fees and expenses to be paid directly to the Trustee or Paying Agents for their respective accounts as and when such fees and expenses become due and payable,
(ii) any fees for Extraordinary Services and the Extraordinary Expenses of the Trustee and (iii) any expenses in connection with any redemption of the Bonds. The Company may, without constituting grounds for an Event of Default hereunder, withhold payment of any fees for Ordinary Services and Extraordinary Services and Ordinary Expenses and Extraordinary Expenses to contest in good faith the necessity of the same or to contest in good faith the necessity for any services performed and expenses paid or incurred by any Paying Agent.

          (d) In addition to the payments required to be made by the Company pursuant to paragraph (a) above, the Company shall have the option to pay to the Trustee amounts sufficient to pay the purchase price of any Bonds which the Company has the option to purchase in lieu of redemption pursuant to Section
8.07 of the Indenture. All such payments shall be made to the Trustee at its principal corporate trust office or to the Tender Agent at its principal office, as the case may be, in lawful money of the United States of America.

          (e) The Company will also pay, on or prior to each day on which a payment of purchase price of a Bond which has been tendered shall become due, an amount which will enable the Trustee or the Tender Agent, as the case may be, to make such payment in full in a timely manner.

          (f) The Company need not pay any amount paid to Bondholders from the proceeds of a draw on the Letter of Credit or any Alternate Credit Facility.

          (g) The Company need not pay any amount required to be paid by paragraphs (d) and (e) above to the extent of any amount paid to Bondholders from the proceeds of a remarketing of Bonds in accordance with Section 3.02 of the Indenture.

          Section 5.4 Obligation of the Company Unconditional.
The obligation of the Company to make the rental payments as provided in Section
5.3 and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional notwithstanding any change in the tax or other laws of the United States of America or of the State of Alabama or any political subdivision of either thereof or any failure of the Issuer to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Agreement. Nothing contained in this Section

5.4 shall be construed to release the Issuer from the performance of any of the agreements on its part herein contained; and, in the event the Issuer should fail to perform any such agreement on its part, the Company may institute such action against the Issuer as the Company may deem necessary to compel performance or recover its damages for nonperformance so long as such action shall not violate the agreements on the part of the Company contained in the preceding sentence, but in no event shall the Company be entitled to any diminution of the amounts payable as provided in Section 5.3 hereof.

     Section 5.5 Assignment and Pledge of Rental Payments and the Agreement. The
                 ----------------------------------------------------------
Issuer shall assign to the Trustee as security for the Bonds under the Indenture all rights, title and interest of the Issuer in and to (i) the "Revenues" (defined in the Indenture), (ii) this Agreement insofar as they relate to all Bonds issued and outstanding under the Indenture (except for the Issuer's rights providing that notices, approvals, consent, requests and other communications be given to the Issuer and the Issuer's rights under Sections 6.3, 6.4 and 9.3 hereof) and (iii) all amounts on deposit from time to time in the Project Fund and the Bond Fund. The Company assents to such assignment and hereby agrees that, as to the Trustee, its obligations to make such payments shall be absolute and shall not be subject to any defense or any right of set-off, counterclaim or recoupment arising out of any breach by the Issuer or the Trustee of any obligation to the Company, whether hereunder or otherwise, or out of any indebtedness or liability at any time owing to the Company by the Issuer or the Trustee.

     Section 5.6 Aqreement to Supply Letter of Credit. The Company shall provide
                 ------------------------------------
for the delivery of a Letter of Credit meeting the requirements of Section 6.01 of the Indenture to the Trustee simultaneously with the original issuance and delivery of the Bonds.

     Section 5.7 Purchase of Bonds. The Issuer, with the consent of the Company,
                 -----------------
has set forth in Section 3.01 of the Indenture the terms and conditions relating to such purchases and has set forth in Article XII of the Indenture the duties and responsibilities of the Tender Agent with respect to the purchase of Bonds and of the Remarketing Agent with respect to the remarketing of Bonds. The Company approves the appointment by the Issuer of Smith Barney, Harris Upham & Co. Incorporated as the initial Remarketing Agent and Citibank, N.A. as the initial Tender Agent and hereby authorizes and directs the Tender Agent and the Remarketing Agent to purchase, offer, sell and deliver Bonds in accordance with the provisions of Section 3.01 and

Article XII of the Indenture. The Issuer acknowledges that the Remarketing Agent, in undertaking its duties set forth in the Indenture with respect to the determination of the interest rates borne by the Bonds, will be acting as agent for and on behalf of the Issuer. The Issuer shall have no obligation or responsibility, financial or otherwise, with respect to the purchase or remarketing of Bonds or the making or continuation of arrangements therefor, except that the Issuer shall generally cooperate with the Company, the Trustee, the Tender Agent and the Remarketing Agent as contemplated in Article XII of the Indenture.

          Section 5.8  Optional Purchase of Bonds. The Company, at any time and
                       --------------------------
from time to time, may furnish moneys to the Tender Agent accompanied by a notice directing that such moneys be applied to the purchase of Bonds to be purchased pursuant to Section 8.07 of the Indenture. Bonds so purchased shall be delivered in accordance with Section 3.04 or 3.05 of the Indenture.

          Section 5.9  Determination of Interest Rate Periods. The Company may
                       --------------------------------------
determine the duration and type of the Interest Rate Periods (as defined in the Indenture) as, and to the extent, set forth in Section 2.02 of the Indenture.


                                  ARTICLE VI

                               SPECIAL COVENANTS
                               -----------------

          Section 6.1  Use of Project. The Issuer hereby acknowledges that the
                       --------------
Company shall have singular and exclusive right to the use of the Project. The Company hereby agrees that so long as the Project is operated, it shall be operated as sewage or solid waste disposal facilities within the meaning of Sections 142(a)(5) and 142(a)(6) of the Code. The Issuer makes no warranty, either express or implied, as to the Project or that the Project will be suitable for the Company's purposes.

          Section 6.2  Use of Proceeds. The Company hereby covenants that at
                       ---------------
least 95% of the total proceeds of the sale of the Bonds will be used to pay Costs of Construction of the Project which constitute Exempt Costs and that all of the Net Proceeds of the Bonds deposited within the Project Fund pursuant to the Indenture will be used to pay the Cost of Construction of the Project.

          In addition, the Company covenants with the Issuer, for the benefit of the Bondholders, that the proceeds of the Bonds will not be used in any manner which would result in the loss of the exemption from federal income taxation of the interest on the Bonds.

          Section 6.3  Indemnity Against Claims. The Company will also pay and
                       ------------------------
discharge and will indemnify and hold harmless the Issuer and the members, officers, agents and employees of the Issuer from (a) any condition of the Project caused by the Company, (b) any liens, taxes, assessments, impositions and other charges upon payments by the Company to the Issuer hereunder, (c) any breach or default on the part of the Company in the performance of any of its obligations hereunder, (d) any act of negligence of the Company or of its agents, contractors, servants, employees or licensees, (e) any act of negligence of any assignee or sublessee of the Company, or of any agents, contractors, servants, employees or licensees of any assignee or sublessee of the Company and
(f) any and all liability, damages, costs and expenses arising out of or resulting from the acquisition, construction and installation of the Project or the use or operation of the Project or any other activity carried out thereon or in connection therewith or the transactions contemplated by this Agreement and the Indenture, including the reasonable fees and expenses of counsel, except as the same may arise out of the negligence or misconduct on the part of the Issuer. If any such lien or charge is sought to be imposed upon payments, or any such taxes, assessments, impositions or other charges are sought to be imposed, or any such liability, damages, costs and expenses are sought to be imposed, the Issuer will give prompt notice to the Company, and the Company shall have the sole right and duty to assume, and will assume, the defense thereof, with full power to litigate, compromise or settle the same in its sole discretion. The indemnification provided by the Section shall survive the termination of this Agreement.

          The Company agrees to indemnify the Trustee, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Indenture, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties thereunder or hereunder.

          Section 6.4  Inspection of the Project. The Company agrees that the
                       -------------------------
Issuer and its duly authorized agents at reasonable times, and with the written consent of the Company which shall not be unreasonably withheld, may enter upon the Project Site and examine and inspect the Project and the books and records of the Company with respect to the Project.

     Section 6.5 Company to Maintain Its Corporate Existence; Conditions Under
                 -------------------------------------------------------------
Which Exceptions Permitted. The Company will maintain its corporate existence,
--------------------------
will continue to be a corporation in good standing under the laws of the State, will not dissolve or otherwise dispose of all or substantially all of its assets and will consolidate with or merge into another legal entity or permit one or more other legal entities (other than one or more subsidiaries of the Company) to consolidate with or merge into it, or sell or otherwise transfer to another legal entity all or substantially all its assets as an entirety and dissolve, only if (a) the surviving, resulting or transferee legal entity is organized and existing under the laws of the United States, a state thereof or the District of Columbia, is solvent, is qualified to do business in the State as a foreign corporation and (if not the Company) assumes in writing all the obligations of the Company under this Agreement and (b) the Company or the surviving entity is not immediately after such merger, consolidation or transfer in default in any material respect under this Agreement.

     Section 6.6 Ownership; Further Assurances and Corrective Instruments. The
                 --------------------------------------------------------
Issuer covenants that it lawfully owns and is lawfully possessed of the Project Land, that it has good and marketable fee simple title therein and thereto and that it has or will acquire good and marketable title to the Project and that it will defend said title and ownership therein and thereto and every part thereof against the claims of all persons whomsoever. The Issuer and the Company agree that they will, from time to time execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for correcting any inadequate or incorrect description of the Project and for carrying out the intention or facilitating the performance of this Agreement.

     Section 6.7 Maintenance of Project by Company.
                 ---------------------------------

     (a) The Company agrees that during the Lease Term, it will pay all costs of operating, maintaining and repairing the Project; provided, that nothing in this Section shall require the Company to maintain, operate or repair the Project if, in the sole judgment of the Company, the Company shall determine that operation of the Project or the manufacturing facilities the Project is designed to serve is impossible, impracticable or uneconomic.

     (b) The Company may, from time to time, in its sole discretion and at its own expense, make any additions, modifications or improvements to the Project, including installation of additional machinery, equipment, and related property, which it may deem desirable for its business purposes; provided that all such additions, modifications and improvements do not adversely affect the use of the Project as solid waste disposal facilities. All machinery, equipment and related personal property so installed by the Company shall not be subject to this Agreement or the lien of the Indenture but shall be subject to the landlord's lien created under the Code of Alabama, 1975, Section 35-9-60. A11 such machinery, equipment and related property so installed by the Company may be modified or removed at any time while there exists no Event of Default hereunder; provided, that any damage to the Project occasioned by such modification or removal shall be repaired by the Company at its own expense.

     (c) The Company shall not permit any mechanics', materialmen's, suppliers', vendors' or other similar lien to be established or remain against the Project for labor or materials furnished or services rendered in connection with any additions, modifications, improvements, repairs, renewals or replacements so made by it; provided, that if the Company shall first notify the Trustee of its intention so to do, the Company may in good faith contest any mechanics', materialmen's, suppliers', vendors' or other similar lien filed or established against the Project, and in such event may permit the items so contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom unless the Issuer or the Trustee shall notify the Company that by nonpayment of any such items, the lien or security interests afforded by this Agreement or as to any part of the Project or the payments to be made pursuant to the Agreement or the Revenues will be materially endangered or the Project or any part thereof or the payments to be made pursuant to the Agreement or the Revenues will be subject to loss or forfeiture, in which event the Company shall promptly pay and cause to be satisfied and discharged all such unpaid items. The Issuer will cooperate fully with the Company in any such contest.

     Section 6.8 Redemption or Purchase of Bonds. The Issuer shall take all
                 --------------------------------
steps then necessary under the applicable provisions of the Indenture for the redemption or purchase of Bonds upon receipt by the Issuer and the Trustee from the Company of a written notice specifying:

     (a) the principal amount of Bonds to be redeemed or purchased;

     (b) the date of such redemption or purchase; and

     (c) in the case of a redemption of Bonds, directions to mail a notice of redemption in accordance with Section 8.04 of the Indenture.

     Section 6.9 Investment of Bond Fund and Project Fund Moneys Permitted. Any
                 ----------------------------------------------------------
moneys held in the Bond Fund or the Project Fund shall be invested or reinvested by the Trustee upon the request and direction of the Company in Government Obligations and Permitted Investments, respectively. All such directions by the Company shall be in compliance with applicable laws of the State. Such investments shall be made upon telephonic direction of an Authorized Company Representative which shall be promptly confirmed in writing and shall mature in such amounts and at such times as may be necessary to provide funds when needed to make payments from the Bond Fund or the Project Fund. The Trustee may make any and all such investments through its own bond department. Any interest or gain received from such investments shall be credited to and held in the Bond Fund or the Project Fund, respectively, and any loss from such investments shall be charged against the Bond Fund or the Project Fund, respectively.

     Section 6.10 Non-Arbitrage Covenant.
                  -----------------------

     (a) The Company and the Issuer each covenants that it shall take no action, nor shall the Company direct the Trustee to take or approve the Trustee's taking any action or direct the Trustee to make or approve the Trustee's making any investment or use of proceeds of the Bonds or any other moneys which may arise out of or in connection with, this Agreement, the Indenture or the Project, which would cause the Bonds to be treated as "arbitrage bonds" within the meaning of Section 148 of the Code. In addition, the Company covenants and agrees to comply with the requirements of Section 148(f) of the Code as it may be applicable to the Bonds or the proceeds derived from the sale of the Bonds or any other moneys which may arise out of or in connection with, this Agreement, the Indenture or the Project.

     (b) Unless the Company shall supply the Trustee and the Issuer with an opinion of Bond Counsel to the effect that failure to comply with all or any portion of this subsection (b) will not, by itself adversely affect the exclusion of the interest payable on the Bonds from gross income for purposes of federal income taxation, the Company hereby further covenants and agrees with the Issuer, as follows:

     (1) If any part of the "gross proceeds" (hereinafter defined) of the Bonds has not been expended on Cost of

Construction within six (6) months of the date of issuance and delivery of the Bonds, the Company shall invest or cause such gross proceeds to be invested in the manner described in subparagraph (A) below and shall pay or cause to be paid to the United States the amounts described in subparagraph (B) below in accordance with the terms and conditions set forth therein.

          (A) Except during any "temporary period" (hereinafter described, the aggregate amount of gross proceeds of the Bonds which are invested in "nonpurpose obligations" (hereinafter defined) having a "yield" (hereinafter defined) higher than the yield on the Bonds shall at no time during any "bond year" (hereinafter defined) exceed one hundred fifty percent (150%) of the "debt service" (hereinafter defined) on the Bonds for such bond year. In addition, the aggregate amount of gross proceeds of the Bonds invested in nonpurpose obligations having a yield higher than the yield on the Bonds shall be promptly and appropriately reduced as the amount of outstanding Bonds is reduced (whether by payment at maturity, mandatory sinking fund redemption, redemption prior to maturity, or otherwise). The Company shall not be required to sell or dispose of nonpurpose obligations if such sale or disposition would result in the realization of a loss, for federal income tax purposes, that exceeds the amount that would be rebated to the United States pursuant to the provisions of subparagraph (b)(l)(B) below (but for such sale or disposition), at the time of such sale or disposition if a rebate were due at such time. The provisions of the foregoing sentence shall not apply to the extent that other nonpurpose obligations acquired with the gross proceeds of the Bonds may be sold or disposed of without incurring the loss described above, and in any event the provisions of the foregoing sentence shall cease to apply thirty (30) days after the last day of the first "computation period" (defined in subparagraph (b)(l)(B)) ending thereafter on which such nonpurpose obligations can be sold or disposed of without incurring the loss described hereinabove. The provisions of this subparagraph (A) shall not apply to gross proceeds of the Bonds while such amounts are invested for the temporary periods described in Treasury Regulations (S) 1.103-15AT(c)(2).

          (B) At the time or times hereinafter set forth, the Company shall pay or shall cause the Trustee to pay to the United States an amount (the "Rebate Amount") which is equal to the sum of:

          (i)  the excess of --

               (a) the aggregate amounts earned from the date of issuance and delivery of the Bonds on all nonpurpose obligations in which gross proceeds of the Bonds have been invested (other than nonpurpose obligations attributable to an excess described herein) over

               (b) the aggregate amounts which would have been earned if the yield on such nonpurpose obligations (other than nonpurpose obligations attributable to an excess described herein) had been equal to the yield on the Bonds, plus
                                     ----

          (ii) any income attributable to the excess described in clause (i) above.

The Rebate Amount payable to the United States shall be determined annually by the Company for each bond year during which Bonds remain outstanding and upon retirement of the last of the Bonds (each such period is hereinafter referred to as a "computation period"). Such Rebate Amounts shall be deposited annually in the Excess Investment Earnings Account created pursuant to the provisions of the Indenture. The Rebate Amount shall be paid to the United States in installments, as follows:

          (I) subject to clause (III) below, the first such installment shall be paid no later than thirty (30) days after the end of the fifth (5th) bond year of the Bonds;

          (II) subject to clause (III) below, an additional installment shall be paid on or prior to the last day of each additional installment payment period during which any of the Bonds remain outstanding. For purposes of this clause (II), an installment payment period shall commence on the last day on which a preceding installment of the Rebate Amount was required to be paid, and shall end on the day preceding the fifth (5th) anniversary of such payment date;

                    (III) anything herein to the contrary notwithstanding, the last installment shall be paid no later than sixty (60) days after the last of the Bonds has been retired; and

                    (IV) each installment shall be in an amount which, when aggregated with the amount of any prior installments paid to the United States hereunder, will equal at least ninety percent (90%) of the total Rebate Amount payable to the United States hereunder as of the date such installment is paid; provided, however, that the last installment shall be in an amount equal to the entire remaining balance of the Rebate Amount payable to the United States hereunder.

          Each such payment to the United States shall be made to the Internal Revenue Service, Philadelphia, Pennsylvania 19255, or to such other address as shall be specified by the Department of Treasury and shall be accompanied by (i) a copy of the Information Return for Private Activity Bond Issues (Internal Revenue Service Form 8038) filed by the Issuer upon the issuance of the Bonds and (ii) a statement summarizing the determination of the Rebate Amount required to be paid to the United States. The Company shall maintain or cause to be maintained records of such determinations for each computation period until six years after payment in full of the Bonds and shall make such records available to the Issuer, the Trustee and their representatives upon reasonable request therefor. The Issuer hereby agrees to cooperate with the Company in making the determinations for each computation period required pursuant to this subparagraph. The Trustee agrees to cooperate with the Company in respect of the Company's obligations under this Section 6.10 by providing information to the Company regarding the investment of funds pursuant to the Indenture. The Trustee shall have no responsibility or obligation to make any computations or determinations under this Section 6.10 or to monitor or investigate compliance by the Company with the provisions hereof.

          (3) For purposes of clause (a) of subparagraph (b)(l)(B) of this Section, the Company, in determining the aggregate amounts earned on all nonpurpose obligations acquired with gross proceeds of the Bonds --

               (A) will take into account any gain or loss incurred on the disposition of any such nonpurpose obligation, and

               (B) unless the Issuer otherwise elects, will not take into account any amounts earned on nonpurpose obligations held in a "bona fide debt service fund" (hereinafter defined) for the Bonds during any bond year in which the gross earnings on such fund do not exceed $100,000.

          (4) Except as provided in (S) 1.103-15AT(d)(6) of the Treasury Regulations with respect to the purchase of obligations of the United States Treasury, at no time shall any of the gross proceeds of the Bonds be invested in (A) nonpurpose obligations having a purchase price which is not equal to the fair market value of comparable obligations or producing a yield which is not equal to the fair market yield of comparable obligations, or (B) in any other manner resulting in a "prohibited payment" (within the meaning of (S) 1.103-15AT(d)(6) of the Treasury Regulations) of any portion of the Rebate Amount, directly or indirectly, to a party other than the United States.

     (c) The terms "bond year", "debt service", "gross proceeds", "nonpurpose obligations", and "yield" shall have the meanings set forth in Section 148 of the Code and Treasury Regulation (S) 1.103-15AT(b), and the term "bona fide debt service fund" shall have the meaning set forth in Treasury Regulation
(S) 1.103-13(b)(12).

     (d) No provision of this Agreement shall be construed to impose upon the Trustee any obligation or responsibility for compliance with arbitrage regulations.

     Section 6.11  Removal and Substitution of Portions of Project. The Issuer
                   ------------------------------------------------
shall not be under any obligation to renew, repair or replace any inadequate, obsolete, worn out, unsuitable, undesirable, inappropriate or unnecessary items comprising the Project. If the Company, in its sole discretion, determines that any such items have become inadequate, obsolete, worn out, unsuitable, undesirable, inappropriate or unnecessary for its purposes at such time, the Company may, without any responsibility or accountability to the Issuer or the Trustee therefor, remove such items from the Project Site and (on behalf of the Issuer) sell, trade in, or otherwise dispose of them (as a whole or in part) provided that the Company shall either:

          (a) substitute (either by direct payment of the costs thereof or by advancing to the Issuer the moneys necessary therefor) and install other machinery, equipment or related property having equal or greater utility (but not necessarily having the same function or value) in the operation of the Project as a solid waste disposal or pollution control facilities (provided such removal and substitution shall not impair operating unity), all of which substituted machinery, equipment or related property shall become a part of the Project; or

          (b) not make any such substitution and installation, provided (i) that in the case of the sale of any such machinery, equipment or related property to anyone other than itself or in the case of the scrapping thereof, the Company shall pay into the Bond Fund the greater of the proceeds from such sale, the scrap value thereof or the original cost thereof less depreciation in accordance with generally accepted accounting principles, as the case may be, (ii) that in the case of the trade-in of such machinery, equipment or related property for other machinery, equipment or related property not to be installed as a part of the Project, the Company shall pay into the Bond Fund the amount of the greater of the credit received by it in such trade-in or the original cost thereof less depreciation in accordance with generally accepted accounting principles, and (iii) that in the case of the sale of any such machinery, equipment or related property to the Company or in the case of any other disposition thereof, the Company shall pay into the Bond Fund an amount equal to the original cost thereof less depreciation at rates calculated in accordance with generally accepted accounting principles.

The removal of any portion of the Project pursuant to the provisions of this Section shall not entitle the Company to any diminution in or postponement or abatement of the rents payable under Section 5.3.

     The Company shall promptly report to the Trustee each such removal, substitution, sale, trade-in or other disposition which, together with other prior unreported dispositions, in the aggregate results in proceeds under this Section of $100,000 or more and shall pay to the Trustee such amounts as are required by the provisions of the preceding subsection (b) of this Section to be paid into the Bond Fund promptly after the sale, trade-in or other disposition requiring such payment. The Company shall not remove or permit the removal of any item constituting the Project except in accordance with the provisions of this Section.

     The Company shall deliver to the Issuer appropriate documents conveying to the Issuer title to any machinery, equipment or related property installed or placed at the Project Site pursuant to this Section, and upon the request of the Company, the Issuer shall deliver, and cause or direct the Trustee to deliver, to the Company appropriate documents conveying to the Company title to any property removed from the Project Site pursuant to this Section.

     Section 6.12  Taxes, Other Governmental Charges and Utility Charges. The
                   -----------------------------------------------------
Company agrees to pay and discharge all lawful real estate taxes, personal property taxes, water charges, sewer charges, assessments (including, but not limited to, special assessments for public improvements or benefits for which the Company would have otherwise have been liable had it in fact been the owner of the Project) and all other lawful governmental taxes, impositions and charges of every kind and nature, ordinary and extraordinary, general or special, foreseen or unforeseen, whether similar or dissimilar to any of the foregoing, and all applicable interest and penalties thereon, if any, which at any time during the term of this Agreement shall be or become due and payable by the Issuer or the Company and which shall be lawfully levied, assessed or imposed

          (a) upon or with respect to, or shall be or become liens upon, the Project or any portion thereof or any interest of the Issuer or the Company therein or under this Agreement;

          (b) upon or with respect to the income or profits of the Issuer from the Project or under this Agreement;

          (c) upon or with respect to the possession, operation, management, maintenance, alterations, repair, rebuilding, use or occupancy of the Project or any portion thereof; or

          (d) upon this transaction or any document to which the Issuer or the Company is a party creating or transferring an interest or an estate in the Project;

under or by virtue of any present or future law, statute, ordinance, regulation or other requirement of any governmental authority, whether federal, state, county, city, municipal, school or otherwise.

     The Company shall, at its sole cost and expense, procure or cause to be procured any and all necessary building permits, other permits, licenses and other authorizations required for the lawful and proper construction, use, occupation, operation and management of the Project. The Company also agrees to pay or cause to be paid all lawful charges for gas, water, sewer, electricity, light, heat, power, telephone and other utility and service used, rendered or supplied to, upon or in connection with the Project and the Issuer will cooperate with the Company in securing such permits, licenses and authorizations.

     The Company may, at its own expense and in its own name and behalf or in the name and behalf of the Issuer, in good faith contest any such taxes, assessments and other charges and, in the event of any such contest, may permit the taxes, assessments and other charges so contested to remain unpaid during the period of such contest and any appeal therefrom. The Issuer shall cooperate fully with the Company in any such contest. If the Company shall fail to pay any of the foregoing items required by this Section to be paid by the Company, the Issuer or the Trustee may (but shall be under no obligation to) pay the same, and any amounts so advanced therefor by the Issuer or the Trustee shall become an additional obligation of the Company to the one making the advancement, which amounts, together with interest thereon at the rate of interest borne by the Bonds from the date thereof, the Company agrees to pay.

     Section 6.13  Insurance Required.  Throughout the Lease Term the Company
                   ------------------
shall keep the Project continuously insured against such risks as are customarily insured against by business of like size and type (other than business interruption insurance), paying as the same become due all premiums in respect thereto. Notwithstanding the foregoing, the Company may elect to self-insure.

     Section 6.14  Application of Net Proceeds of Insurance.  The Net Proceeds
                   ----------------------------------------
of the insurance carried pursuant to the provisions of Section 6.13 shall be applied as follows: (i) Net Proceeds of property and casualty insurance shall be applied as provided in Section 7.1, and (ii) Net Proceeds of liability insurance shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds may be paid.

     Section 6.15  Additional Provisions Respecting Insurance.  All insurance,
                   ------------------------------------------
if any, required in Section 6.13 shall be taken out and maintained in insurance companies selected by the Company and may be written with deductible amounts comparable to those on similar policies carried by other companies engaged in businesses similar in size and type and other respects as the Company. The insurance hereby required, if any, may be contained in blanket policies now or hereafter maintained by the Company.

          Section 6.16  Investment Credit. The Issuer agrees that any investment
                        -----------------
tax credit with respect to the Project or any part thereof shall be made available to the Company, and the Issuer will fully cooperate with the Company in any effort by the Company to avail itself of any such investment tax credit, but neither the Issuer nor the Trustee shall have any responsibility or liability for the Company's failure to receive any such investment tax credit. The Issuer agrees to cause the Trustee to cooperate in making any investment tax credit available to the Company.

          Section 6.17  Granting of Easements. If no Event of Default shall have
                        ---------------------
happened and be continuing, the Company may at any time or times cause to be granted easements (including party wall agreements), licenses, rights-of-way (temporary or perpetual and including the dedication of public highways) and other rights or privileges in the nature of easements with respect to any property included in the Project and such grant will be free from any lien or security interest created by this Agreement, or the Company may cause to be released existing easements, licenses, rights-of-way and other rights or privileges in the nature of easements, held with respect to any property included in the Project with or without consideration and the Issuer agrees that it shall execute and deliver and will cause and direct the Trustee to execute and deliver any instrument necessary or appropriate to confirm and grant or release any such easement, license, right-of-way or other right or privilege upon receipt of:

          (a) a copy of the instrument of grant or release, and

          (b) a written application signed by the president or any vice president of the Company requesting the execution and delivery of such instrument and stating

               (i) that such grant or release is not detrimental to the proper conduct of the business of the Company, and

               (ii) that such grant or release will not impair the effective use or interfere with the operation of the Project.

          Section 6.18  Release of Certain Land. Notwithstanding any other
                        -----------------------
provision hereof, the parties hereto reserve the right to amend this Agreement at any time and from time to time by mutual agreement for the purpose of effecting the release of and removal of

          (a) any unimproved part of the Project Land (on which none of the components comprising the Project is located but on which parking, transportation or utility facilities may be located) on which the Issuer proposes to construct improvements for lease or sale to another person or persons under another and different agreement, or

          (b) any part of the Project land with respect to which the Issuer proposes to grant an easement or convey a fee, interest or other title to a railroad or other public or private carrier or to any public utility or public body in order that transportation facilities or services by rail, water, road or other means or utility services for the Project may be provided, increased or improved; provided, that if at the time any such amendment is made any of the Bonds are outstanding, there shall be deposited with the Trustee the following:

               (i) a copy of such amendment as executed;

               (ii) a resolution of the Issuer (A) stating that the Issuer is not in default under any of the provisions hereof or of the Indenture and that the Company is not to the knowledge of the Issuer in default under any of the provisions hereof, (B) giving an adequate legal description of that portion of the Project Land to be released, (C) stating the purpose for which the Issuer desires the release, (D) stating that the improvements which will be constructed or the facilities and services which will be provided, increased or improved will be such as will promote at least one of the public purposes of the Issuer and (E) requesting such release;

               (iii) a certificate of an officer of the Company approving such amendment together with an officer's certificate stating that the Company is not in default under any of the provisions hereof;

               (iv) a copy of the agreement between the Issuer and such other person wherein the Issuer agrees to construct improvements on the portion of the Project Land so requested to be released and agrees to lease or sell the same to such other person, and wherein such other person agrees to lease or purchase the same from the Issuer, or a copy of the instrument granting the easement or conveying the title or other interest to a railroad, public utility or public body; and

               (v) a certificate of an Authorized Company Representative dated more than sixty (60) days prior to the date of such amendment and stating that, in the opinion of the person signing such certificate,
          (A) the portion of the Project Land so proposed to be released is necessary or desirable for railroad, utility services or roads to benefit the Project or is not otherwise needed for the operation of the Project for the purposes hereinabove stated, and (B) the release so proposed to be made will not impair the usefulness of the Project as a facility of a type which the Issuer is authorized to acquire under the laws pursuant to which the Issuer then exists, and will not destroy the means of ingress thereto and egress therefrom.

No release effected under this Section shall entitle the Company to any diminution in or postponement or abatement of the rents payable under Section 5.3.

                                  ARTICLE VII

                     DAMAGE, DESTRUCTION AND CONDEMNATION
                     ------------------------------------

          Section 7.1  Damage and Destruction. Unless the Company shall have
                       ----------------------
elected to exercise its option to prepay all rentals or purchase the Project pursuant to the provisions of Section 8.4, if prior to payment in full of the Bonds the Project is destroyed (in whole or in part) or is damaged by fire or other casualty, the Company, or the Issuer at the Company's direction, (i) shall promptly replace, repair, rebuild or restore the property damaged or destroyed in a manner which provides facilities generally comparable to the facilities as existed prior to the event causing such damage or destruction, with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the Company and as will not impair the operation of the Project as solid waste disposal facilities, and (ii) shall apply for such purpose so much as may be necessary of any Net Proceeds of insurance resulting from claims for such losses, as well as any additional moneys of the Company necessary therefor. All Net Proceeds of insurance resulting from claims for such losses shall be paid to the Company. If said Net Proceeds are not sufficient to pay in full the costs of such replacement, repair, rebuilding or restoration, the Company shall nonetheless complete the work thereof and shall pay that portion of the costs thereof in excess of the amount of said Net Proceeds. The Company shall not, by reason of the payment of such excess costs, be entitled to any reimbursement from the Issuer or any abatement, diminution or postponement of the amounts payable under Section 5.3.

          Section 7.2 Condemnation. Unless the Company shall exercise its option to prepay all rentals or purchase the Project pursuant to the provisions of Section 8.4, if the title in and to, or the temporary use of, the Project or any part thereof shall be taken under the exercise of the power of eminent domain by any governmental body or by any other person acting under governmental authority, the Company shall be obligated to continue to pay the rents specified in Section 5.3. The Issuer and the Company shall cause the Net Proceeds received by them or any of them, from any award made in such eminent domain proceeding, to be paid to and held by the Company and applied in one or more of the following ways:

          (a) the restoration of the Project to substantially the same condition as existed prior to the exercise of such power of eminent domain;

          (b) the acquisition, by construction or otherwise, of other solid waste disposal facilities suitable for the Company's operations at the Project Site (which solid waste disposal facilities will be deemed a part of the Project and available for use by the Company and will be leased to the Company hereunder without the payment of any rents other than herein provided to the same extent as if such other improvements were specifically described herein); provided, that such solid waste disposal facilities will be acquired subject to no liens, security interests or encumbrances prior to the lien or security interest afforded by this Agreement and the Indenture, other than Permitted Encumbrances;

          (c) redemption of the Bonds in accordance with the provisions of
     Article VIII of the Indenture; provided, that no part of any such condemnation award may be applied for such redemption unless (1) all of the Bonds are to be redeemed in accordance with the Indenture upon exercise of the option to purchase the Project pursuant to the provisions of Section 8.01(a) of the Indenture, or (2) if less than all of the Bonds are to be redeemed, the Company shall furnish to the Issuer and the Trustee a certificate of the Authorized Company Representative stating (i) that the property forming a part of the Project that was taken in such eminent domain proceeding is not essential to the Company's use or occupancy of the Project, (ii) that the Project has been restored to a condition substantially equivalent to its condition prior to the taking in such eminent domain proceeding, or (iii) that solid waste disposal facilities have been acquired which are suitable for the Company's operations at the Project as contemplated by the foregoing subsection (b) of this Section; or

          (d) payment into the Bond Fund of an amount sufficient to provide for payment in full of the Bonds.

     The Issuer shall cooperate fully with the Company in the handling and conduct of any prospective or pending eminent domain proceeding with respect to the Project or any part thereof and shall, to the extent it may lawfully do so, permit the Company to litigate in any such proceeding in the name and on behalf of the Issuer. In no event will the Issuer voluntarily settle, or consent to the settlement of, any prospective or pending eminent domain proceeding with respect to the Project or any part thereof without the written consent of the Company.

     Section 7.3  Condemnation of Company-Owned Property.  The Company shall be
                  --------------------------------------
entitled to the proceeds of any condemnation award or portion thereof made for damages to or taking of its own property or for damages on account of the taking of or interference with the Company's rights to possession, use or occupancy of the Project.

                                 ARTICLE VIII

                 ASSIGNMENT, SUBLEASING, PLEDGING AND SELLING;
                  REDEMPTION; RENT PREPAYMENT AND ABATEMENT;
                  OPTION AND OBLIGATION TO PURCHASE PROJECT;
                      OPTION TO EXTEND TERM OF AGREEMENT
                 ---------------------------------------------

     Section 8.1  Assignment and Subleasing.  This Agreement may be assigned by
                  -------------------------
the Company and the Project may be subleased by the Company without the necessity of obtaining the consent of the Issuer or the Trustee, subject, however, to the following conditions:

     (a) no assignment (other than pursuant to Section 6.5) or sublease shall relieve the Company from primary liability for any of its obligations hereunder, and if any such assignment occurs, the Company shall continue to remain primarily liable for the payment of the rents specified in Section 5.3 and for performance and observance of the other agreements on its part herein provided to be performed and observed by it; and

     (b) the Company shall, within 30 days after the delivery thereof, furnish or cause to be furnished to the Issuer and to the Trustee a true and complete copy of each such assignment or sublease, as the case may be, together with any instrument of assumption.

     Section 8.2  Pledge Under Indenture.  Under the terms of the Indenture, the
                  ----------------------
Issuer shall assign and create a security interest with respect to its interest in, and pledge all rents, revenues and receipts arising out of or in connection with its ownership of, the Project to the Trustee, all as security for the payment of the principal of and interest on the Bonds, but the Indenture and said assignment and pledge shall be subject and subordinate to this Agreement.

     Section 8.3 Restrictions on Sale of Project by Issuer. The Issuer agrees
                 -----------------------------------------
that, except as set forth in Section 8.2, it shall not (a) sell, assign, transfer or convey the Project during the Lease Term, (b) create or suffer to be created any assignment, pledge, charge, lien or encumbrance on the Trust Estate, or (c) take any other action which might reasonably be construed as tending to cause or induce the levy or assessment of ad valorem taxes on the Project or on its title in and to the Project. If the laws of the State at the time permit such action to be taken, nothing contained in this Section shall prevent the consolidation of the Issuer with, or the merger of the Issuer into, or the transfer of the Project as an entirety to, any public corporation whose property and income are not subject to taxation and which has corporate authority to carry on the business of owning and leasing the Project; provided (i) that no such action shall be taken without the prior written consent of the Company, unless such action shall be required by law, and (ii) that upon any such consolidation, merger or transfer, the due and punctual payment of the principal of and the interest on the Bonds, and the due and punctual performance and observance of all the agreements hereof to be kept and performed by the Issuer, shall be expressly assumed in writing by the corporation resulting from such consolidation or surviving such merger or to which the Project shall be transferred as an entirety.

     Section 8.4  Prepayment of Rents; Option to Purchase Project; Obligation to
                  --------------------------------------------------------------
Purchase Project.
----------------

          (a) The Company shall have the option to prepay any part of the rents payable under Section 5.3, and the Issuer agrees that the Trustee may accept such prepayment when the same is tendered by the Company, upon giving written notice to the Trustee at least four Business Days prior to the thirtieth day before the date set for redemption, to the extent that the Bonds are subject to optional redemption in part pursuant to Section 8.01(a) of the Indenture.

          (b) The Company shall have the option to purchase the Project by prepaying all of the rents payable under Section

     5.3, and the Issuer agrees that the Trustee may accept such prepayment when the same is tendered by the Company, upon giving written notice to the Trustee at least four Business Days prior to the thirtieth day before the date set for redemption, to the extent that the Bonds are subject to optional redemption in whole pursuant to Section 8.01(a) of the Indenture.

          (c) The Company shall be obligated to prepay a portion of the rentals payable under Section 5.3, and the Issuer agrees that the Trustee may accept such prepayment when the same is tendered by the Company, to the extent that the bonds are subject to mandatory redemption in part pursuant to Section 8.01(b) of the Indenture.

          (d) The Company shall be obligated to purchase the Project by prepaying all of the rents payable under Section 5.3, or to prepay all of the rents payable under Section 5.3 without purchasing the Project, and the Issuer agrees that the Trustee may accept such prepayment when the same is tendered by the Company, to the extent that Bonds are subject to mandatory redemption in whole pursuant to Section 8.01(b) of the Indenture.

          (e) The Company shall have the option to purchase the Project by providing for payment of the Bonds pursuant to Article XV of the Indenture.

          (f) The Company shall be obligated to purchase, and the Issuer agrees to sell, the Project for ten dollars ($10.00) at the expiration of the Lease Term, following payment in full of the Bonds.

All prepaid rents shall be used for the redemption or purchase of Bonds in the manner and to the extent provided in the Indenture. The options granted to the Company pursuant to this Section shall be and remain prior and superior to the Indenture and may be exercised whether or not there exists an Event of Default hereunder, provided that the existence of such Event of Default will not result in nonfulfillment of any condition to the exercise of any such option. Upon the expiration of the Lease Term, or the sooner termination of the Lease Term, the Issuer will, upon receipt of evidence provided by the Trustee satisfactory to it that none of the Bonds remain outstanding under the Indenture, deliver to the Company documents conveying to the Company good and marketable fee simple title in and to the Project, as the Project then exists, subject to the following: (a) those liens, security interests and encumbrances (if any) to which said title in and to the Project was subject when conveyed to the Issuer,
(b) those liens, security interests and encumbrances created by the Company or to the creation or suffering to which the Company consented, (c) those liens, security interests and encumbrances resulting from the failure of the Company to perform or observe any of its agreements contained herein, (d) Permitted Encumbrances other than the Indenture, and (e) any right and title of any condemning authority.

          Section 8.5  Rent Abatements If Bonds Paid Prior to Maturity.  If at
                       -----------------------------------------------
any time the moneys in the Bond Fund are sufficient to retire, in accordance with the terms of the Indenture, all of the outstanding Bonds and to pay all fees and charges of the Trustee due or to become due through the date on which the last of the Bonds is to be retired, under circumstances not resulting in termination of the Lease Term, and if the Company is not at the time otherwise in default hereunder, the Company shall be entitled to use and occupy the Project from the date on which such moneys are in the Bond Fund to and including midnight on December 1, 2023, without the payment of rent during that interval (but otherwise on the terms and conditions hereof).

          Section 8.6  References to Bonds Ineffective After Bonds Paid.  Upon
                       ------------------------------------------------
payment in full of the Bonds and all fees and charges of the Trustee, all references herein to the Bonds and the Trustee shall be ineffective and neither the Trustee nor the holders of any of the Bonds shall thereafter have any rights hereunder saving and excepting those that shall have theretofore vested. Reference is hereby made to Section 15.01 of the Indenture which sets forth the conditions upon the existence or occurrence of which payment in full of the Bonds shall be deemed to have been made.

          Section 8.7  Option to Extend.  The Company shall have, and is hereby
                       ----------------
granted, the option to extend the term of this Agreement for an additional term ending on December 1, 2028; provided, however, that such option shall not be exercisable at any time an Event of Default shall have occurred and be continuing. If at the end of the Lease Term provided for in Section 5.1 hereof, no Event of Default shall have occurred and be continuing, the Company shall be deemed to have exercised such option to extend the term of this Agreement unless it notifies the Board and the Trustee in writing to the contrary at least 30 days prior to the end of such Lease Term. For and during such additional term, the Company will pay to the Board an annual rent of $100, payable in advance on December 1, 2023 and on each December 1 thereafter (except December 1, 2028, on which date such additional term shall end as aforesaid, but otherwise all the terms and conditions of this Agreement shall apply during such additional term; except that the provisions of Sections 7.1 and 7.2 shall not apply and except further that the Company shall not be required to carry any insurance for the benefit of the Trustee, but shall be required to carry insurance under
Section 6.13 for the benefit of the Board as its interest may appear. In the event the Company exercises the option to extend the Lease Term granted in this
Section 8.7, it shall, at any time after commencement of such additional term, have the right to terminate this Agreement upon giving to the Board notice in writing not less than 10 days prior to the date of termination. At any time during, or at the end of, the extended Lease Term provided for in this Section 8.7, the Company may purchase the Project for $100.

                                  ARTICLE IX

                        EVENTS OF DEFAULT AND REMEDIES
                        ------------------------------

          Section 9.1 Events of Default.  Each of the following shall be an
                      -----------------
"Event of Default" under this Agreement:

          (a) An "Event of Default" occurs and is continuing under the Indenture or under either of the Guarantee Agreements.

          (b) Failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed hereunder, for a period of ninety (90) days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Issuer or the Trustee; provided, however, if the failure stated in the notice cannot be remedied within such period, it shall not constitute an "Event of Default" if corrective action is instituted by the Company within the applicable period and diligently pursued until the default is corrected.

          (c) Either Mead or the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of it or of all or a substantial part of its property; (ii) admit in writing its inability, or be generally unable, to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (vi) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under said Federal Bankruptcy Code, or (vii) take any action for the purpose of effecting any of the foregoing.

          (d) A proceeding or case shall be commenced, without the application or consent of either Mead or the Company, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding-up, or composition or adjustment of debts, of either Mead or the Company, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of either Mead or the Company or of all or any substantial part of any of their assets, or (iii) similar relief in respect of the Company under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) days from commencement of such proceeding or case or the date of such order, judgment or decree, or an order the Company shall be entered in an involuntary case under said Federal Bankruptcy Code.

          (e) The dissolution or liquidation of the Company except as may be permitted by the terms of Section 6.5.

The foregoing provisions of Section 9.1(b) are subject to the limitation that, if by reason of force majeure the Company is unable in whole or in part to carry
                -------------
out its agreements herein contained other than those set forth in Section 5.3 hereof, an Event of Default shall not be deemed to have occurred during the continuance of such inability. The term "force majeure" as used herein shall mean the following: acts of God; strikes; lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the government of the United States or of the State of Alabama or any of their departments, agencies or officials or of any civil or military authority; insurrections; riots; epidemics; landslides; lightning; earthquakes; fire; hurricanes; tornadoes; storms; floods; washouts; droughts; arrests; restraints of government and people; civil disturbances; explosions; breakage or accident to machinery, transmission lines, pipes or canals; partial or entire failure of utilities; or any other cause or event not reasonably within the control of the Company. The Company agrees, however, to remedy to the extent practicable with all reasonable dispatch the effects of any force majeure preventing the Company from carrying out its agreements; provided that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Company, and the Company shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is in the judgment of the Company unfavorable to the Company.

          Section 9.2  Remedies on Default. Whenever any Event of Default shall
                       -------------------
have occurred and be continuing, the Issuer may, in addition to any other remedy now or hereafter existing at law, in equity or by statute, take either or both of the following remedial steps:

          (a) By written notice to the Company, the Issuer may declare a11 amounts payable hereunder to be immediately due and payable, whereupon the same shall become immediately due and payable;

          (b) The Issuer may take whatever action at law or in equity may appear necessary or desirable to collect the amounts referred to in (a) above then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

Any amounts collected pursuant to action taken under this Section 9.2 shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture or, if the Bonds have been fully paid (or provision for payment thereof has been made in accordance with the provisions of the Indenture) and the fees and expenses of the Trustee and the Paying Agents and all other amounts required to be paid under the Indenture shall have been paid, to the Company.

          Section 9.3  Agreement to Pay Attorneys' Fees and Expenses. In the
                       ---------------------------------------------
event the Company should breach any of the provisions of this Agreement and the Issuer or the Trustee should employ attorneys or incur other expenses for the collection of amounts payable hereunder or the enforcement of performance or observance of any obligation or agreement on the part of the Company herein contained, the Company agrees that on demand therefor it will pay to the Issuer or the Trustee (as the case may be) the reasonable fees of such attorneys and such other reasonable expenses so incurred by the Issuer.

          Section 9.4  No Additional Waiver Implied by One Waiver. In the event
                       ------------------------------------------
any agreement contained in this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

          Section 9.5 Notice of Default. The Company shall notify the Trustee
                      -----------------
and the Issuer of any Event of Default hereunder or under the Indenture or either of the Guarantee Agreements promptly upon its acquiring knowledge thereof.

                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

          Section 10.1 Notices. All notices, certificates or communications
                       -------
hereunder shall be sufficiently given and shall be deemed given when delivered or mailed by registered or certified mail, postage prepaid, addressed as follows: if to the Issuer, c/o Smith & Smith, 1503 Broad Street, Phenix City, Alabama 36867, Attention: Chairman; if to the Company, at Mead World Headquarters, Courthouse Plaza Northeast, Dayton, Ohio 45463, Attention:
Treasurer; and if to the Trustee, at 5 Hanover Square, 14th Floor, New York,
New York, 10043, Attention: Corporate Trust Department. A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer or the Company to the other shall also be given to the Trustee. The Issuer, the Company and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

          Section 10.2 Binding Effect. This Agreement shall inure to the benefit
                       --------------
of and shall be binding upon the Issuer, the Company and their respective successors and assigns, subject, however, to the limitations contained in
Section 6.5 hereof.

          Section 10.3 Severability. In the event any provision of this
                       ------------
Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

          Section 10.4 Amounts Remaining in the Bond Fund. Any amounts remaining
                       ----------------------------------
in the Bond Fund upon termination of this Agreement shall, to the extent provided in the Indenture, belong to and be paid to the Company by the Trustee.

          Section 10.5 Amendments. This Agreement may not be terminated except
                       ----------
in accordance with the provisions hereof and may not be amended or supplemented except by a written agreement in accordance with Article XIV of the Indenture and signed by the parties hereto. In any event, prior notice of any proposed amendment or supplement must be given to the Trustee.

          Section 10.6 Execution in Counterparts. This Agreement may be executed
                       -------------------------
in several counterparts, each of which shall be an original and all of which shall constitute but one and same instrument.

          Section 10.7  Applicable Law. This Agreement shall be governed by and
                        --------------
construed in accordance with laws of the State, except that the rights, limitations of rights, immunities, duties and obligations of the Trustee shall be governed by and construed in accordance with the laws of the State of New York.

          Section 10.8  Captions. The captions or headings in this Agreement are
                        --------
for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Agreement.

          Section 10.9  Recordinq of Aqreement. This Agreement and every
                        ----------------------
assignment and modification hereof shall be recorded in the Office of the Judge of Probate of Russell County, Alabama, or in such other office as may be at the time provided by law as the proper place for such recordation.

          Section 10.10 Net Lease. This Agreement shall be deemed a "net lease,"
                        ---------
and the Company shall pay absolutely net during the Lease Term the rents specified herein, without abatement, deduction or set-off other than those herein expressly provided.

          IN WITNESS WHEREOF, the Issuer and the Company have caused this Agreement to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and attested by their duly authorized officers, all as of the date first above written.

                                              THE INDUSTRIAL DEVELOPMENT
                                              BOARD OF THE CITY OF PHENIX
                                              CITY, ALABAMA
(Corporate Seal)


                                              By: /s/ Kenneth A. Roberts
                                                  ----------------------
                                                         Chairman


Attest:

/s/ Carlotta Waldrop
--------------------
Secretary

                                              MEAD COATED BOARD, INC.
(Corporate Seal)


                                              By: /s/ W. D. BLOEBAUM, JR.
                                                  -----------------------
                                                  Title: TREASURER


Attest:

/s/ JEFFREY L. HAYMAN
---------------------
Title: ASSISTANT SECRETARY

STATE OF ALABAMA    :
                    : ss.
COUNTY OF RUSSELL   :

          On this 20th day of December, 1988, before me appeared Kenneth Roberts, to me personally known, who being by me duly sworn, did say that he is Chairman of The Industrial Development Board of the City of Phenix City, Alabama and that the seal affixed to the foregoing Lease Agreement is the sale of The Industrial Development Board of the City of Phenix City, Alabama and that the foregoing Lease Agreement was signed and sealed on behalf of The Industrial Development Board of the City of Phenix City, Alabama, and the said Chairman acknowledges the execution of the foregoing Lease Agreement as the free act and deed of The Industrial Development Board of the City of Phenix City, Alabama.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                    /s/
                                    --------------------------------
                                    Notary Public

[NOTARIAL SEAL]                     My Commission Expires: 2/25/92

STATE OF OHIO

COUNTY OF MONTGOMERY


          On this 22nd day of December, 1988, before me appeared W.D. Bloebaum, Jr. to me personally known, who, being by me duly sworn, did say that he is Treasurer of Mead Coated Board, Inc., a Delaware corporation, qualified to do business in the State of Alabama, and that the seal affixed to the foregoing Lease Agreement is the seal of Mead Coated Board, Inc., and that the foregoing Lease Agreement was signed and sealed on behalf of Mead Coated Board, Inc. by authority of its board of directors, and the said Treasurer acknowledges the execution of the foregoing Lease Agreement as the free act and deed of Mead Coated Board, Inc.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                         /s/ Robert A. Selak
                                         ------------------------------
                                         Notary Public

[NOTARIAL SEAL]                          My Commission Expires:

                                         ROBERT A. SELAK, Attorney at Law
                                         Notary Public State of Ohio
                                         My Commission has no Expiration Date
                                         Section 147.03 O. R. C.

                                   EXHIBIT A

                                 PROJECT LAND


The Project Land includes the following property:


               WASTE WOOD CONVEYOR TO SCALPER (C-28506) AREA AND
               -------------------------------------------------
                          TRUCK DUMPER (C-28505) AREA
                          ---------------------------

          All that portion of land and structures lying 9' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 31(degrees) 59' 52" E, 291.25' to the point of beginning; thence S 0(degrees) 00' W, 231.00' to a point on the north side of a rectangular area (Truck Dumper) bounded by a N 792,366.0, N 792,326.5, and E 234,642.0, and E 234,765.5, said rectangular area being the point of ending; said land being 0.21 (plus or minus) acres;


                 NO. 1 BARK TRANSFER CONVEYOR (C-28503) AREA,
                 --------------------------------------------
                 NO. 2 BARK TRANSFER CONVEYOR (C-28504) AREA,
                 --------------------------------------------
                      BARK HOG STRUCTURE (C-28534) AREA
                      ---------------------------------
                  AND REFUSE CONVEYOR SCALPER (C-28533) AREA
                  ------------------------------------------

          All that portion of land and structures lying 9' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14, N, R 30 E, County of Russell, State of Alabama; thence N 31(degrees) 59' 52" E, 291.25' to the point of beginning; thence S 8(degrees) 20' 17" W, 284.46' to the center of a rectangular area which is parallel to last said course 22' north to south by 15' east to west;
     thence S 81(degrees) 39' 40" E, 843.58' to a parallel rectangular area (Bark Hog Structure) 26.00' north to south (10.00' lying south of last said course) by 37.50'; thence continue along last said course 27.00'; thence N 45(degrees) 07' 38" E, 350.71' to the point of ending; said land being 0.63 + acres;


                              NO. 2 TURBINE AREA
                              ------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02 of the West Zone of the State of Georgia Coordinate System; thence S 25(degrees) 19' 16" E, 663.98' to the point of beginning
     (N 792,550.0 E 233,534.0); thence S 0(degrees) 00' W, 50.00'; thence
     N 90(degrees) 00' E, 121.00'; thence N 0(degrees) 00' W, 50.00'; thence N 90(degrees) 00' W, 121.00' to the point of beginning; said land being
     0.14 (plus or minus) acres;


                     SANITARY PACKAGE TREATMENT PLANT AREA
                     -------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 48(degrees) 35' 13" W, 1186.73' to the point of beginning
     (N 791,565.0. E 233,610.0); thence S 0' 00" W, 12.00'; thence
     N 90(degrees) 00' W, 64.00'; thence N 0' 00" W, 12.00'; thence N 90' 00"
     E, 64.00' to the point of beginning; said land being 0.02 (plus or minus) acres; and


                            NO. 3 BARK BOILER AREA
                            ----------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02 of the West Zone of the State of Georgia Coordinate System; thence S 29(degrees) 39' 25" E, 461.76' to the point of beginning
     (N 792,748.92, E 233,478.50); thence N 90(degrees) 00' E, 73.57'; thence
     S 0(degrees) 00' W,  34.50'; thence N 90(degrees)

     00' W, 11.82'; thence S 0(degrees) 00' W, 143.17'; thence N 90(degrees)
     00' W, 90.62'; thence N 0(degrees) 00" W, 83.08'; thence N 90(degrees)
     00" E, 28.87'; thence N 0(degrees) 00' W, 94.59' to the point of beginning; said land being 0.32 (plus or minus) acres;

     (collectively, the "Unimproved Land"); less, in each case, any structures constructed and leased pursuant to a Lease Agreement dated July 1, 1977, and recorded in Deed Book 550 at Pages 51-94 (as amended to date, the "1977 Lease") under which Lessor leased to Georgia Kraft Company ("Georgia Kraft") a parcel of land in Russell County, Alabama as more particularly described in Exhibit A to the Lease (the "1977 Land"), together with certain items of equipment described in Exhibit B to the 1977 Lease (Georgia Kraft has assigned its interest in the 1977 Lease to Mead Coated Board, Inc.);

together with the following easements:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Board Premises (the 1977 Land less and except the 1988 Land) in order to provide all necessary or convenient ingress or egress between the Unimproved Land and railroads, public roads and highways and the Chattahoochee River and to permit passage between the Unimproved Land and the Board Premises;

          (b) An easement and right for the passage of pedestrians and vehicles and for the construction, erection, installation, operation, maintenance, renewal, replacement and use of material conveying systems, including without limitation pipelines, through any part of the Board Premises necessary or convenient in order to assure the passage of equipment, raw materials, items in the process of manufacture, and finished products from the Unimproved Land to the Board Premises, including without limitation such rights and easements as are necessary for the movement of personnel, vehicles and materials among and between the various parcels of land comprising the Board Premises in order to permit and facilitate the operation of the Project;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Board Premises, such pipes, conduits, and wires as are necessary or convenient to insure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Unimproved Land and the Project including, without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Board Premises; and

          (d) An easement and right to create and maintain upon the Board Premises encroachments of equipment, structures or other improvements which will be included on the Unimproved Land and within the Project as presently planned, and any similar replacements or substitutions of portions of the Project for as long as any such equipment, structures or other improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect any such equipment, structure or other improvements to any structure or improvement on the Board Premises;

but subject to the following easements over the Unimproved Land in favor of the Board Premises:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Unimproved Land in order to provide all necessary or convenient ingress and egress among and between all portions of the Board Premises and between the Board Premises and the Unimproved Land, including without limitation portions on which additional improvements may be erected, and railroads, public works and highways and the Chattahoochee River and to permit passage among and between the various parcels of land comprising the Board Premises;

          (b) An easement and right for the passage of pedestrians, vehicles, and for the construction, installation, operation, maintenance, renewal, replacement and use of material conveyance systems, including without limitation, pipelines, through any part of the Unimproved Land necessary or convenient in order to assure the passage of equipment, and finished products from one portion of the Board Premises to another or between the Board Premises and the Unimproved Land, including, without limitation such rights and easements as are necessary for the movement of personnel, vehicles and material among and between the various parcels of land comprising the Board Premises in order to permit and facilitate the operation of any facilities located on the Board Premises;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Unimproved Land, such pipes, conduits, and wires and appurtenances as are necessary or convenient to assure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Board Premises, including without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Unimproved Land; and

          (d) An easement and right to maintain any present equipment, structures or other improvements included within the facilities presently located on the Board Premises as encroachments upon the Unimproved Land as long as any such equipment, structures or other improvements remain standing, and to construct and maintain similar encroachments on the Unimproved Land in respect of any additional improvements constructed adjacent to the Unimproved Land, as long as any such additional improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect such additional improvements to any structure or any improvements on the Unimproved Land.

                                  EXHIBIT "B"

                                      to

                            Lease Agreement between

                      THE INDUSTRIAL DEVELOPMENT BOARD OF
                       THE CITY OF PHENIX CITY, ALABAMA
                                      and
                            MEAD COATED BOARD, INC.
                         dated as of December 1, 1988

                                PROJECT SUMMARY

     Mead Coated Board, Inc. (the "Company") presently operates a linerboard mill (the "Mill") in Russell County, Alabama, near the City of Phenix City, Alabama. In connection with an expansion of the Mill, the Company is undertaking the acquisition, construction and installation of a wood refuse burning boiler which will burn bark, sawdust, fines and other waste, including fuel wood chips, derived from the cutting and processing of trees ("wood waste") to produce steam for use in the manufacturing process at the Mill and certain other sewage facilities and solid waste disposal facilities.

     The "Project" will consist of six major subsystems -- a wood waste receiving, storing and handling system; a wood waste fired boiler (the "Boiler") and auxiliary equipment, including facilities to control air pollution in connection with the operation of the Boiler; modifications to two existing wood waste boilers; an ash disposal system to dispose of bottom ash from the Boiler; a system to dispose of sludge and other solid waste generated at the Mill; and a sanitary sewage treatment system.

     The Boiler will dispose of wood waste material generated by the Company in its operations and wood waste which the Company will obtain from sawmills and other wood users in the area surrounding the Mill which generate the wood waste in the course of processing wood products. The wood waste will be brought to the Mill by the outside suppliers and unloaded by means of an hydraulic truck dumper which is included as part of the Project. The truck dumper will discharge the wood waste into a live bottom hopper from which it will be delivered onto a transfer conveyor. The transfer conveyor discharges the wood waste to a rotary disc screen for the removal of oversized particles. All oversized material rejected by the rotary disc screen will pass through a bark hog for size reduction and rejoin the wood waste which passes through said screen on a storage conveyor which will discharge such material into a wood waste storage area. An electromagnet will be installed ahead of the bark shredder to remove tramp metal from the wood waste in order to prevent damage to the bark hog.

     Wood waste will be reclaimed from the storage area and placed on a reclaim conveyor which will discharge it onto a transfer conveyor. The transfer conveyor will be equipped with an electromagnet to again remove tramp metal and prevent damage to the boiler fuel feed system and will also be equipped with a weightometer to measure fuel usage.

     From the transfer conveyor, the wood waste will be discharged onto an existing reclaim conveyor to transfer the wood waste to the Boiler. The conveyor will discharge the wood waste into a live bottom surge bin which will supply fuel to the Boiler.

     The wood waste Boiler will consist of a two drum bent tube type boiler with necessary boiler fittings and trim, steel supporting structure, tile and refractory, insulated steel casing, accessories, tubular air heater, pneumatic wood refuse fuel burners, variable speed fuel feeders, forced draft fan, induced draft fan, ductwork, combustion controls with a flame safety system, instrumentation, enclosure building, and the necessary foundations, electrical systems and insulation.

     The Boiler will be specially designed and equipped to burn wood waste as fuel. Special design features will include a stoker on which the wood waste will be burned and by which the resulting ash will be discharged. In addition, the Boiler will be designed to withstand the highly abrasive internal atmosphere created by sand contained in wood waste.

     The wood waste will be injected into the Boiler by means of airswept fuel feeders through the wall of the Boiler. A portion of the wood waste will be burned in suspension and the remainder and some of the ashes from the combustion will fall onto the grate at the bottom of the boiler furnace. The grate is equipped with a large number of small holes through which preheated air is forced to aid combustion. Energy released through the combustion of the wood waste will be used to generate steam for process use. Boiler exhaust gases are used to preheat combustion air for improved fuel efficiency.

     Electrical power generation (turbine generator) and distribution for the solid waste disposal facilities is included in the Project.

     In order to meet air pollution control requirements, the Boiler will be equipped with a multiple cyclone mechanical separator for removal of relatively large particles entrained in the exhaust gases and an adjustable throat wet venturi scrubber whereby water is injected into the boiler exhaust gas train to wash entrained particulates from the gases.

     Certain modifications will be made to two existing wood waste boilers, including an upgrade of the existing boiler feedwater treatment system and an upgrade of the distributed control system for the existing wood waste boilers.

     Bottom ashes from the combustion process in the Boiler will accumulate on the grate and will be discharged into an ash hopper for disposal by means of an ash handling system. This system is a sluice system in which the ash will be mixed with water and pumped to three ash ponds.

     The sludge disposal system will dispose of sludge created in the treatment of Mill effluent. The sludge from the primary effluent treatment system will be pumped to a sludge mix tank before passing through a macerator to break up oversized solid pieces. This primary sludge will then be combined with sludge from the secondary effluent treatment system and pumped to two rotary thickeners and two sludge presses to remove water. Chemicals will be added to the sludge prior to the thickeners to aid in dewatering. After this treatment, the sludge is then transported in specially-designed trucks to an existing landfill for final disposal.

     Sanitary waste will be collected and processed in a sanitary waste treatment plant before discharge into the effluent treatment system.

     The estimated costs of the construction of the Project are as follows:

Wood waste handling system                              $ 3,621,270
     Bark conveyors
     Fines pneumatic conveyor system
     Truck dumper and conveyor
     Hog and screen system
     Wood waste reclaimers
  Reclaimed wood waste conveyors                          1,133,753

New wood waste boiler
  Boiler feedwater treatment system                       1,322,546*
  Boiler feedwater pumping system                           637,493*
  Removal and demolitional of
    existing facilities                                      79,532
  Distributed control system                                712,000*
  Boiler, including auxiliary equipment                  21,220,250
  Turbine generator                                         598,200*
  Power distribution system                                 178,932*

Modifications to existing wood waste boilers
  Upgrade boiler feedwater treatment system                 182,150*
  Upgrade existing wood waste boilers'
    distributed control system                            1,424,000

Ash handling system                                         200,000

Sludge disposal system (including sludge trucks)          2,969,417

Sanitary treatment system                                   427,524

Miscellaneous

  Vendor representatives assisting in
    installation                                             10,000
  Indirect costs relating to turnkey contracts            3,652,123
  Indirect costs relating to conventional contracts       2,197,687
  Interest during construction
    (net of anticipated investment earnings
    of $1,400,000)                                        1,600,000
                                                        -----------
TOTAL QUALIFYING COSTS                                  $42,166,877

Non-qualifying costs
  Gas supply system and gas burners for
    new wood waste boiler                               $   520,005
  New boiler feedwater treatment system                   1,013,118
                                                        -----------
TOTAL COSTS                                             $43,700,000

* Allocated between qualifying and non-qualifying functions based on use.

                                  EXHIBIT "C"
                         REQUISITION AND CERTIFICATION

                       Request No._____ Date: __________

TO:       Citibank, N. A., as Trustee
          5 Hanover Square, 14th Floor
          New York, New York 10043

          Attention: Corporate Trust Department


          The undersigned Authorized Company Representative designated pursuant to the terms of a Lease Agreement, dated as of December 1, 1988 (the "Agreement"), between and among The Industrial Development Board of the City of Phenix City, Alabama, a public corporation created and existing under the laws of the State of Alabama (the "Issuer"), and Mead Coated Board, Inc., a Delaware corporation (the "Company"), hereby requests that there be paid from the "Project Fund" (herein below described) the sum of $__________ and in that connection, DOES HEREBY CERTIFY, as follows:

          1. The requested payment has been properly incurred and is a proper charge against The Industrial Development Board of the City of Phenix City, Alabama Project Fund -- Mead Coated Board Project, 1988 and has not been the basis of any previous withdrawal from said Project Fund.

          2. Payment should be made to:

             Name:

             Address or Wire Instructions:

          3. The purpose and circumstances of such obligation are as follows:

          4. Payment of such obligation will not result in less than 97% of the total proceeds of the sale of the "Bonds" (defined in the Agreement) (excluding amounts applied to pay costs of issuance of the Bonds) deposited with the Project Fund expended as of the date hereof having been used to pay "Exempt Costs" (as defined in the Agreement).

          This______  day of _________, 19__.

                                           MEAD COATED BOARD, INC.

                                           By:
                                              ---------------------------------
                                              Authorized Company Representative

                                LEASE AGREEMENT

                                    between

                      THE INDUSTRIAL DEVELOPMENT BOARD OF
                       THE CITY OF PHENIX CITY, ALABAMA

                                      and

                            MEAD COATED BOARD, INC.

                         Dated as of December 1, 1988

This Lease Agreement and all right, title and interest of The Industrial Development Board of the City of Phenix City, Alabama in any rental payments and other receipts and revenues derived under this Lease Agreement have been assigned to AmSouth Bank N.A., as Trustee under the Trust Indenture, dated as of even date herewith, from The Industrial Development Board of the City of Phenix City, Alabama, which secures $85,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A.

                                This instrument prepared by:

                                Smith & Schnacke
                                A Legal Professional Association
                                2900 DuBois Tower
                                511 Walnut Street
                                Cincinnati, Ohio 45202

                                LEASE AGREEMENT
                                ---------------

                               TABLE OF CONTENTS
                               -----------------

                (The Table of Contents for this Lease Agreement is for convenience of reference only and is not intended to define, limit or describe the scope or intent of any provisions of this Lease Agreement.)

                                                                        Page
                                                                        ----
PARTIES

ARTICLE I      DEFINITIONS AND RULES OF CONSTRUCTION..................   1

  Section 1.1  Definitions............................................   1
  Section 1.2  Rules of Construction..................................   5

ARTICLE II     REPRESENTATIONS AND WARRANTIES.........................   6

  Section 2.1  Representations and Warranties
               by the Board...........................................   6
  Section 2.2  Representations and Warranties
               by the Company.........................................   8

ARTICLE III    LEASING CLAUSES AND TITLE..............................   10

  Section 3.1  Lease of the Project...................................   10
  Section 3.2  Warranty of Title......................................   10
  Section 3.3  Quiet Enjoyment........................................   10

ARTICLE IV     COMPLETION OF THE PROJECT FACILITIES;
               ISSUANCE OF THE BONDS..................................   11

  Section 4.1  Agreement to Acquire, Construct and
               Install the Project Facilities.........................   11
  Section 4.2  Agreement to Issue Bonds; Application
               of Bond Proceeds.......................................   12
  Section 4.3  Company Required to Pay Notes
               If Project Fund Insufficient...........................   12
  Section 4.4  Board to Pursue Remedies
               Against Suppliers, Contractors
               and Subcontractors and Their
               Sureties...............................................   12
  Section 4.5  Issuance of Additional Bonds...........................   13


ARTICLE V      EFFECTIVE DATE OF THIS AGREEMENT;
               DURATION OF LEASE TERM; RENTAL
               PROVISIONS................................................... 13

  Section 5.1  Effective Date of This Agreement;
               Duration of Lease Term....................................... 13
  Section 5.2  Delivery and Acceptance of
               Possession................................................... 13
  Section 5.3  Rents and Other Amounts Payable.............................. 14
  Section 5.4  Place of Rental Payments..................................... 15
  Section 5.5  Obligations of Company Hereunder
               Absolute and Unconditional................................... 15
  Section 5.6  Company's Performance Under
               Indenture.................................................... 16

ARTICLE VI     MAINTENANCE, MODIFICATION, TAXES
               AND INSURANCE................................................ 16

  Section 6.1  Maintenance and Modification of
               Project Facilities by Company................................ 16
  Section 6.2  Removal of Portions of Project............................... 17
  Section 6.3  Taxes, Other Governmental Charges
               and Utility Charges.......................................... 18
  Section 6.4  Insurance Required........................................... 19
  Section 6.5  Application of Net Proceeds of Insurance..................... 20
  Section 6.6  Additional Provisions Respecting
               Insurance.................................................... 20
  Section 6.7  Other Board Expenses......................................... 20
  Section 6.8  Advances by Board or Trustee................................. 20
  Section 6.9  Indemnification of Board and Trustee......................... 20
  Section 6.10 Investment Credit............................................ 21

ARTICLE VII    DAMAGE, DESTRUCTION AND CONDEMNATION......................... 22

  Section 7.1  Damage and Destruction....................................... 22
  Section 7.2  Condemnation................................................. 22
  Section 7.3  Condemnation of Company-Owned Property....................... 23
  Section 7.4  Further Assurances and Corrective Instruments................ 23

ARTICLE VIII   SPECIAL AGREEMENTS........................................... 23

  Section 8.1  No warranty of Condition or Suitability by the Board......... 23
  Section 8.2  Inspection of the Project.................................... 24

  Section 8.3    Company to Maintain Its Corporate Existence; Exceptions
                 Permitted.................................................   24
  Section 8.4    Qualification in the State................................   24
  Section 8.5    Granting of Easements.....................................   25
  Section 8.6    Release of Certain Land...................................   25

ARTICLE IX       ASSIGNMENT, SUBLEASING, PLEDGING AND SELLING; REDEMPTION;
                 RENT PREPAYMENT AND ABATEMENT.............................   27

  Section 9.1    Assignment and Subleasing ................................   27
  Section 9.2    Pledge Under Indenture....................................   27
  Section 9.3    Restrictions on Sale of Project by Board..................   27
  Section 9.4    Redemption of Bonds.......................................   28
  Section 9.5    Prepayment of Rents.......................................   28
  Section 9.6    Rent Abatements if Bonds Paid Prior to Maturity...........   28
  Section 9.7    Reference to Bonds Ineffective After Bonds Paid...........   29

ARTICLE X        EVENTS OF DEFAULT AND REMEDIES............................   29

  Section 10.1   Events of Default Defined.................................   29
  Section 10.2   Remedies..................................................   30
  Section 10.3   No Remedy Exclusive.......................................   31
  Section 10.4   Agreement to Pay Attorneys' Fees and Expenses.............   31
  Section 10.5   No Additional Waiver Implied by One Waiver................   32
  Section 10.6   Waiver of Appraisement, Valuation, etc....................   32
  Section 10.7   Waiver of Events of Default...............................   32

ARTICLE XI       OPTIONS IN FAVOR OF COMPANY; OBLIGATION TO PURCHASE
                 PROJECT...................................................   32

  Section 11.1   General Option to Prepay Rent and Purchase Project........   32
  Section 11.2   Conveyance on Purchase....................................   33
  Section 11.3   Relative Positions of Options and Indenture...............   33

ARTICLE XII      MISCELLANEOUS.............................................   34

  Section 12.1   Notices...................................................   34
  Section 12.2   Binding Effect............................................   34

  Section 12.3   Severability............................................  35
  Section 12.4   Amounts Remaining in Bond Fund..........................  35
  Section 12.5   Amendments, Changes and Modifications...................  35
  Section 12.6   Execution Counterparts..................................  35
  Section 12.7   Captions................................................  35
  Section 12.8   Recording of Agreement..................................  35
  Section 12.9   Law Governing Construction of Agreement.................  35
  Section 12.10  Net Lease...............................................  35

SIGNATURES AND SEALS.....................................................  36

ACKNOWLEDGMENTS..........................................................  37,38

EXHIBIT "A" - DESCRIPTION OF PROJECT LAND................................  39
EXHIBIT "B" - PROJECT SUMMARY............................................  47

                                LEASE AGREEMENT
                                ---------------

          THIS LEASE AGREEMENT, made and entered into as of December 1, 1988, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA (the "Board"), a public corporation organized and existing under the laws of the State of Alabama, as lessor, and MEAD COATED BOARD, INC. (the "Company"), a corporation organized and existing under the laws of the State of Delaware and qualified to do business in the State of Alabama, as lessee;

                                  WITNESSETH:
                                  ----------

          In consideration of the respective representations and agreements hereinafter contained, the Board and the Company agree as follows (provided, that in the performance of the agreements of the Board herein contained, any obligation it may thereby incur for the payment of money shall not be a general debt on its part but shall be payable solely out of the rents, payments and revenues derived from this Lease Agreement, the sale of the "Bonds" as hereinafter defined, the insurance and condemnation awards herein described and any other revenues arising out of or in connection with its ownership of the "Project" as hereinafter defined):

                                   ARTICLE I
                                   ---------

                     DEFINITIONS AND RULES OF CONSTRUCTION
                     -------------------------------------

          Section 1.1. Definitions. In addition to the words and terms elsewhere
          ------------------------
defined herein, the following words and terms as used herein shall have the following meanings unless the context or use clearly indicates another or different meaning or intent, and any other words and terms defined in the Indenture shall have the same meanings when used herein as assigned them in the Indenture unless the context or use clearly indicates another or different meaning or intent:

          "Act" means the statutes codified as Code of Alabama 1975, Title 11, Chapter 54, Article 4, as amended and supplemented and at the time in force and effect;

          "Additional Bonds" means the bonds of any series, other than the Bonds, authorized under the Indenture and authenticated and delivered in accordance with Section 401 of the Indenture.

          "Agreement" means this Lease Agreement as it now exists and as it may hereafter be amended pursuant to Section 12.5 of this Lease Agreement and
Article XV of the Indenture;

          "Authorized Board Representative" means the person at the time designated to act on behalf of the Board by written certificate furnished to the Company and the Trustee containing the specimen signature of such person and signed on behalf of the Board by its Chairman or Vice Chairman. Such certificate may designate an alternate or alternates;

          "Authorized Company Representative" means the person at the time designated to act on behalf of the Company by written certificate furnished to the Board and the Trustee containing the specimen signature of such person and signed on behalf of the Company by the President or any Vice President of the Company. Such certificate may designate an alternate or alternates;

          "Board" means The Industrial Development Board of the City of Phenix City, Alabama, a public corporation of the State, and its successors and assigns;

          "Bond Fund" means the Bond principal and interest payment fund created pursuant to Section 702 of the Indenture and within which have been established a general account and a special account. Any reference herein to the "Bond Fund" without further limitation or explanation shall be deemed to be a reference to the general account in the Bond Fund;

          The term "bondholder" or "holder of the Bonds" means the registered owner of any Bond;

          "Bonds" means the $85,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A, issued pursuant to the Indenture;

          "City" means the City of Phenix City, Alabama, a municipal corporation of the State;

          "Code" means the Internal Revenue Code of 1986, as amended, and the applicable Regulations thereunder;

          "Company" means the corporation designated as such in the first paragraph hereof and its successors and assigns, including any surviving, resulting or transferee corporation as provided in Section 8.3;

          The term "default" means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default;

          "Event of Default" means one of the events so denominated and described in Section 10.1;

          "Government Obligations" means (a) direct obligations of the United States of America, (b) obligations unconditionally guaranteed by the United States of America and (c) securities or receipts evidencing ownership interests in obligations or specified portions (such as principal or interest) of obligations described in (a) or (b).

          "Indenture" means the Trust Indenture, of even date herewith, between the Board and the Trustee, including any indenture supplemental thereto;

          "Lease Term" means the duration of the leasehold interest created hereby as specified in Section 5.1;

          "Net Proceeds", when used with respect to any insurance or condemnation award, means the gross proceeds from the insurance or condemnation award with respect to which that term is used remaining after payment of all expenses (including attorneys' fees and any Extraordinary Expenses of the Trustee as defined in the Indenture) incurred in the collection of such gross proceeds;

          "Notes" means those unpaid and outstanding industrial development notes issued by the Board, pursuant to resolutions of the Board to finance the costs of the Project;

          The term "payment in full of the Bonds" specifically encompasses the situations described in Article X of the Indenture;

          "Permitted Encumbrances" means, as of any particular time,

          (a) liens for ad valorem taxes, special assessments or other governmental charges not then delinquent or permitted to exist as provided in Section 6.3;

          (b)  this Agreement and the security interests created herein;

          (c) such utility, access or other easements and rights-of-way, restrictions, reservations, reversions and exceptions as the Authorized Company Representative certifies will not materially interfere with or impair the operation of the Project (or, if it is not being operated, the operations for which it was designed or last modified);

          (d) unfiled and inchoate mechanics' and materialmen's liens for construction work in progress;

          (e) mechanics', materialmen's, suppliers' and vendors' liens or other similar liens not then payable, and those permitted to exist as provided in
     Section 6.1;

          (f) such minor defects, irregularities, encumbrances, easements, rights-of-ways and clouds on title as the Authorized Company Representative certifies do not, in the aggregate, materially impair the property affected thereby for the purpose for which it was acquired or is held by the Board or the Company;

          (g) that certain Lease Agreement dated as of July 1, 1977 between the Board and Georgia Kraft Company, as amended in an Agreement of Assignment of Lease dated as of January 4, 1988 among the Board, Georgia Kraft Company and the Company;

          (h) that certain Mortgage and Indenture of Trust dated as of July 1, 1977 between the Board and The First National Bank of Chicago, as trustee, as the same may be amended and supplemented from time to time;

          (i) that certain Lease Agreement dated as of July 1, 1980 between Georgia Kraft Company and the Board, as amended in an Assignment, Assumption and Amendatory Lease Agreement dated as of January 4, 1988 among the Board, Georgia Kraft Company and the Company;

          (j) that certain Lease Agreement dated as of November 1, 1983 between Georgia Kraft Company and the Board, as amended in an Assignment, Assumption and Amendatory Lease Agreement dated as of January 4, 1988 among the Board, Georgia Kraft Company and the Company;

          (k) that certain Lease Agreement dated as of December 1, 1983 between Georgia Kraft Company and the Board, as amended in an Assignment, Assumption and Amendatory Lease Agreement dated as of January 4, 1988 among the Board, Georgia Kraft and the Company; and

          (l) that certain Lease Agreement dated as of December 1, 1988 between the Company and the Board executed in connection with certain Environmental Improvement Revenue Bonds of the Board, Series 1988;

          The term "person" means natural persons, firms, associations, corporations and public bodies;

          "Project" means the Project Land and the Project Facilities, as they may at any time exist;

          "Project Facilities" means the facilities acquired, constructed and installed with proceeds from the sale of the Notes, to the extent such Notes are refunded from the proceeds of the sale of the Bonds, as they may at any time exist. The Project Facilities are more fully described in the Project Summary;

          "Project Fund" means the fund created pursuant to Section 601 of the Indenture;

          "Project Land" means the real property described in Exhibit "A" attached hereto and by this reference made a part hereof, less such real property as may be released from this Agreement pursuant to Section 8.6 or taken by the exercise of the power of eminent domain as provided in Section 7.2;

          "Project Summary" means the Project Summary prepared by the Company, entitled "PROJECT SUMMARY - INDUSTRIAL FACILITIES - MEAD COATED BOARD, INC. COATED LINERBOARD MILL", a copy of which is attached hereto as "Exhibit "B" and by this reference made a part hereof, including any amendments thereto made pursuant to the terms thereof;

          The term "security interest" or "security interests" shall refer to the security interests created herein and in the Indenture and shall have the meaning set forth in the Uniform Commercial Code of the State;

          "State" means the State of Alabama;

          "Trustee" means AmSouth Bank N.A., or any co-trustee or any successor trustee under the Indenture.

          Section 1.2. Rules of Construction. Unless the context clearly
                       ---------------------
indicates to the contrary:

          (a) "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement and not solely to the particular Article, Section or subdivision hereof in which such word is used.

          (b) Words importing the singular number shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders.

          (c) All references herein to particular Articles or Sections are references to Articles or Sections of this Agreement.

                                  ARTICLE II
                                 ------------

                        REPRESENTATIONS AND WARRANTIES
                       --------------------------------

          Section 2.1.  Representations and Warranties by the Board. The Board
                        --------------------------------------------
makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a)  Orqanization and Authority. The Board is a public corporation
               ---------------------------

     duly organized and validly existing under the provisions of the Act by authority of a resolution adopted by the Board of Commissioners of the City on June 14, 1960 and a Certificate of Incorporation duly filed for record on October 17, 1960, in the office of the Judge of Probate of Russell County, Alabama, which Certificate of Incorporation has not been amended or been revoked and is of full force and effect. The Board has all requisite power and authority under the Act (1) to issue the Bonds, (2) to use the proceeds thereof to refund the Notes issued to pay the cost to acquire, construct and install the Project Facilities, (3) to own, lease, encumber and dispose of the Project, and (4) to enter into, and perform its obligations under, the Indenture and this Agreement. This Agreement and the Indenture have been duly authorized, executed and delivered by the Board and are legal, valid and binding agreements enforceable against the Board in accordance with their respective terms.

          (b)  Pendinq Litigation. There are no actions, suits, proceedings,
               -------------------
     inquiries or investigations pending, or to the knowledge of the Board threatened, against or affecting the Board in any court or before any governmental authority or arbitration board or tribunal, which adversely affect the validity or enforceability of the Bonds, the Indenture, this Agreement, or any agreement or instrument to which the Board is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby.

          (c)  Issue, Sale and Other Transactions Are legal and Authorized. The
               ------------------------------------------------------------
     issue and sale of the Bonds and the execution and delivery by the Board of the Indenture and this Agreement and the compliance by the Board with all of the provisions of each thereof and of the Bonds (i) are within the purposes, powers and authority of the Board, (ii) to the best of the knowledge of the Board, have been done in full compliance with the provisions of the Act, are legal and will not conflict with or constitute on the part of the Board a violation of or a breach of or default under, or result in the creation of any lien or encumbrance (other than Permitted Encumbrances) upon any property of the Board under the provisions of, its certificate of incorporation or Bylaws, or any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Board is a party or by which the Board is bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Board or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Board.

          (d)  Governmental Consents. Neither the nature of the Board nor any of
               ----------------------
     its activities or properties, nor any relationship between the Board and any other person, nor any circumstance in connection with the offer, issue, sale or delivery of any of the Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Board in connection with the execution, delivery and performance of the Indenture and this Agreement, or the offer, issue, sale or delivery of the Bonds, other than
     (i) the filing with the Alabama Securities Commission of the notification of the Board's intention to issue the Bonds required by Act No. 586 enacted at the 1978 Regular Session of the Legislature of the State and the issuance by the Director of the Alabama Securities Commission of such Certificate of Notification as may be required by said Act, and (ii) the due filing and recording of this

     Agreement, the Indenture and the financing statements covering the security interests created hereunder and under the Indenture. The Board has filed the notification referred to in (i) of the preceding sentence and the Director of the Alabama Securities Commission has issued a Certificate of Notification applicable to the Bonds, which Certificate of notification has not been revoked or rescinded and is in full force and effect.

          (e)  No Defaults. The Board is not in default under the Act or under
               ------------
     its Certificate of Incorporation or Bylaws or any other agreement or instrument to which it is a party or by which is bound.

          (f)  No Prior Pledge. Neither the Project, this Agreement nor any of
               ----------------
     the payments to be received by the Board under this Agreement have been mortgaged, pledged or hypothecated in any manner or for any purpose other than as provided in the Indenture as security of the payment of the Bonds.

          (g)  Nature and Location of Project. The Project will constitute a
               -------------------------------
     "project" within the meaning of the Act, and the acquisition, construction and installation of the Project Facilities is in furtherance of the public purpose of the Act. The Project will be located within 25 miles of the corporate limits of the City, and no part thereof is located within the corporate limits or the police jurisdiction of any other incorporated municipality or any county of any state other than Russell County, Alabama.

          (h)  Official Action. By resolution duly adopted on November 3, 1987,
               ----------------
     the Board took official action providing for the acquisition, construction and installation of the Project Facilities and the financing of the Project Facilities through the issuance of the Bonds.

          Section 2.2. Representations and Warranties by the Company. The
                       ----------------------------------------------
Company makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority to carry on its business as now being conducted and as presently proposed to be conducted, and (ii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in the State.

          (b) The Company has the corporate power and has been duly authorized to enter into this Agreement and to perform all of its obligations hereunder and thereunder.

          (c) The willingness of the Board to issue the Bonds for purposes of financing costs of acquiring, constructing, and installing the Project, and to lease the Project to the Company, has induced the Company to locate the Project within the State of Alabama and, more particularly, within 25 miles of the City.

          (d) The Project will create or preserve jobs and employment opportunities within the boundaries of the State of Alabama, thereby improving the economic welfare of the State of Alabama and the City.

          (e) The acquisition, construction, and installation of the Project was not commenced, and no item which constitutes a part of the Project was ordered, prior to November 3, 1987.

          (f) The Company is not subject to any contractual or other limitation or provision of any nature whatsoever which in any material way limits, restricts or prevents the Company from entering into this Agreement, or performing any of its obligations hereunder; and the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Agreement will not conflict with or result in a breach of the terms, conditions or provisions of any restriction, agreement or instrument to which the Company is a party or by which it is bound, or constitute a default under any of the foregoing.

          (g) The acquisition, construction, and installation of the Project will comply in all material respects with all applicable zoning, planning, building, environmental and other regulations of the governmental authorities having jurisdiction of the Project, and all necessary permits, licenses, consents and permissions necessary for the Project have been or will be obtained.

          (h) The acquisition, construction, and installation of the Project as well as its intended use and operation are in complete conformance with the purposes and provisions of the Act.

          (i) No event has occurred and no condition exists that would constitute an "Event of Default" under this Agreement which, with the lapse of time or with the giving of notice or both, would become an "Event of Default" under this Agreement.

          (j) To the best of its knowledge and belief, the Company is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject and has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under this Agreement.

                                  ARTICLE III
                                  -----------

                           LEASING CLAUSES AND TITLE
                           -------------------------

          Section 3.1. Lease of the Project. The Board hereby leases to the
                       ---------------------
Company, and the Company hereby leases from the Board, the Project at the rent set forth in Section 5.3 and in accordance with the provisions hereof.

          Section 3.2. Warranty of Title. The Board for itself, its successors
                       ------------------
and assigns, warrants to the Company, its successors and assigns, that it has good and marketable fee simple title in and to the Project Land free from all encumbrances except Permitted Encumbrances. Upon the execution and delivery of this Agreement, the Board agrees that it will furnish to the Company an opinion of the Board's counsel stating that the Board holds such title in and to the Project Land.

          Section 3.3. Quiet Enjoyment. The Board warrants and covenants that it
                       ----------------
will defend the Company in the quiet enjoyment and peaceable possession of the Project, and all appurtenances thereto belonging, free from all claims of all persons whomsoever, throughout the Lease Term, so long as the Company shall perform the covenants, conditions and agreements to be performed by it hereunder, or so long as the period for remedying any default in such performance shall not have expired.

                                  ARTICLE IV
                                  ----------

                     COMPLETION OF THE PROJECT FACILTIES;
                     ------------------------------------
                             ISSUANCE OF THE BONDS
                             ---------------------

          Section 4.1. Aqreement to Acquire, Construct and Install the Project
                       -------------------------------------------------------
Facilities. The Board agrees that it will cause the Project Facilities to be
-----------
acquired, constructed and installed on the Project Land, wholly within the boundary lines thereof. The acquisition, construction and installation of the Project Facilities will be in accordance with the Project Summary, a copy of which is on file with the Board and the Trustee.

          The Board agrees that it will enter into, or accept the assignment of, such contracts as the Company may request in order to effectuate the purposes of this Section but that it will not execute any other contract or give any order for construction or for the acquisition and installation of any equipment relating to the Project Facilities, unless and until the Authorized Company Representative shall have approved the same in writing.

          The Board hereby makes, constitutes and appoints the Company, The Mead Corporation and Rust International Corporation as its true, lawful and agents for the acquisition, construction and installation of the Project Facilities, and the Company, The Mead Corporation and Rust International Corporation have accepted such agency to act and do all things on behalf of the Board, to perform all acts and agreements of the Board hereinbefore provided in this Section, and to bring any actions or proceedings against any person which the Board might bring with respect thereto as the Company, The Mead Corporation and Rust International Corporation shall deem proper. The Board hereby ratifies and confirms all actions of, and assumes and adopts all contracts entered into by, the Company, The Mead Corporation and Rust International Corporation with respect to the Project Facilities prior to the date hereof. This appointment of the Company, The Mead Corporation and Rust International Corporation to act as agents and all authority hereby conferred or granted is conferred and granted irrevocably until all activities in connection with the acquisition, construction and installation of the Project Facilities shall have been completed, and shall not be terminated prior thereto by act of the Board or of the Company, The Mead Corporation and Rust International Corporation. So long as the Company is not in default hereunder, upon the completion of the Project (or at any time prior or subsequent thereto upon the request of the Company) the Board will assign to the Company all warranties and guarantees of all contractors, subcontractors, suppliers, architects and engineers for the furnishing of labor, materials or equipment or supervision or design in connection with the Project Facilities and any rights or causes of action arising from or against any of the foregoing.

          Section 4.2. Agreement to Issue Bonds; Application of Bond Proceeds.
                       -------------------------------------------------------
In order to provide funds for the payment of the cost of the acquisition, construction and installation of the Project Facilities through the refunding of the Notes, the Board agrees that it will authorize, sell and deliver the Bonds to the initial purchasers thereof. Upon receipt of the proceeds from the sale of the Bonds, the Board will deposit all accrued interest (if any) received upon the sale of the Bonds in the Bond Fund and will deposit the balance of the proceeds from said sale to the Project Fund, to be applied to the payment of the Notes upon receipt by the Trustee of Notes tendered for cancellation.

          Section 4.3. Company Required to Pay Costs if Project Fund
                       ---------------------------------------------
Insufficient. If the moneys in the Project Fund available for payment of the
-------------
costs of the Project Facilities should not be sufficient to pay the costs thereof in full, and if Additional Bonds are not issued to finance the completion of the Project Facilities, the Company agrees to complete the Project Facilities and to pay all that portion of the costs of the Project Facilities as may be in excess of the moneys available therefor in the Project Fund. The Board does not make any warranty, either express or implied, that the moneys which will be paid into the Project Fund and which, under the provisions hereof, will be available for payment of the costs of refunding the Notes, will be sufficient to pay all the costs which will be incurred in that connection. The Company agrees that if after exhaustion of the moneys in the Project Fund the Company should pay any portion of the costs of refunding the Notes pursuant to the provisions of this Section, it shall not be entitled to any reimbursement therefor from the Board or from the Trustee or from the holders or owners of any of the bonds, nor shall it be entitled to any diminution in or postponement or abatement of the rents payable under Section 5.3.

          Section 4.4. Board to Pursue Remedies Against Suppliers, Contractors
                       -------------------------------------------------------
and Subcontractors and Their Sureties. At the direction and sole cost of the
--------------------------------------
Company, the Board will promptly proceed, either separately or in conjunction with others, to exhaust the remedies of the Board against any defaulting supplier, contractor or subcontractor and against any surety therefor, for the performance of any contract made in connection with the Project Facilities. If the Company shall so notify the Board, the Company may, in its own name or in the name of the Board, prosecute or defend any action or proceeding or take any other action involving any such supplier, contractor, subcontractor or surety which the Company deems reasonably necessary, and in such event the Board agrees to cooperate fully with the Company and to take all action necessary, to the extent it might lawfully do so, to effect the substitution of the Company for the Board in any such action or proceeding. Any moneys recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing shall be paid to the Bond Fund.

          Section 4.5. Issuance of Additional Bonds. So long as there shall not
                       -----------------------------
have occurred and be continuing an event of default hereunder or under the Indenture, the Board shall, from time to time at the request of the Company, use its best efforts to issue Additional Bonds in aggregate principal amounts as requested by the Company under the terms and conditions provided herein and in the Indenture, but in no event shall the Board be liable for not issuing Additional Bonds. Additional Bonds may be issued to finance the (a) payment of outstanding Notes, (b) refunding all of the Bonds of any one or more series then outstanding, (c) payment of costs of the Project or (d) any combination of the foregoing; provided, in any case, that either prior to or contemporaneously with the issuance of Additional Bonds (i) the terms, conditions, manner of issuance, purchase price, delivery and contemplated disposition of the proceeds of the sale of such Additional Bonds shall have been approved in writing by the President or any Vice President of the Company, and (ii) the conditions specified in Article IV of the Indenture with respect to the issuance of such Additional Bonds shall have been satisfied.

                                   ARTICLE V
                                  -----------

                       EFFECTIVE DATE OF THIS AGREEMENT;
                     ------------------------------------
                   DURATION OF LEASE TERM; RENTAL PROVISIONS
                  -------------------------------------------

          Section 5.1. Effective Date of This Aqreement; Duration of Lease Term.
                       ---------------------------------------------------------
This Agreement shall become effective upon its execution and delivery and the leasehold interest created hereby shall then begin, and, unless sooner terminated or extended under the provisions hereof (including particularly Articles X and XI), shall expire upon the latter to occur of the following events: (i) midnight, December 1, 2028, or (ii) payment in full of all Bonds and any Additional Bonds.

          Section 5.2. Delivery and Acceptance of Possession. The Board agrees
                       --------------------------------------
to deliver to the Company sole and exclusive possession of the Project (subject to the right of the Trustee to enter thereon for inspection purposes and to the other provisions of Section 8.2) on the Completion Date and the Company agrees to accept possession of the Project upon such delivery; provided, however, that the Company shall be permitted such possession of the Project prior to the Completion Date as shall not interfere with the acquisition, construction and installation of the Project Facilities.

          Section 5.3. Rents and Other Amounts Payable. On June 1, 1989, and
                       --------------------------------
June 1 and December 1 in each year thereafter until payment in full of the Bonds, the Company shall pay to the Trustee, for the account of the Board, as rent for the Project, a sum of money equal to the amount payable on such date as principal of and interest on the Bonds, as provided in the Indenture. In any event, on each date on which a payment of principal or interest is payable on the Bonds, if at any such date the amount of money available in the Bond Fund is insufficient to make required payments of principal and interest on such date, the Company shall forthwith pay to the Trustee, in immediately available funds, the amount of any such deficiency.

          Anything herein to the contrary notwithstanding, any amount of money at any time held by the Trustee in the Bond Fund shall be credited against the next succeeding payment of rent and shall reduce the payment to be then made by the Company; and further, if, and for so long as, the amount held by the Trustee in the Bond Fund should be sufficient to pay at the times required the principal of and the interest on all Bonds then remaining unpaid, the Company shall not be obligated to make any further rental payments under the provisions of this Section.

          The Company agrees to pay to the Trustee until the principal of and the interest on the Bonds shall have been paid in full (i) an amount equal to the annual fee of the Trustee for the Ordinary Services of the Trustee rendered and its Ordinary Expenses incurred under the Indenture, (ii) the reasonable fees and charges of the Trustee and any other paying agent for acting as paying agent and as bond registrar and the reasonable fees of Trustee's counsel as provided in the Indenture, as and when the same become due, and (iii) the reasonable fees and charges of the Trustee for Extraordinary Services rendered by it and Extraordinary Expenses incurred by it, as such terms are defined in the Indenture, as and when the same become due; provided, that the Company may, without precipitating an Event of Default hereunder, withhold such payment to contest in good faith the necessity for any such Extraordinary Services and Extraordinary Expenses and the reasonableness of any such fees, charges or expenses.

          If the Company should fail to make any of the payments required in this Section, the item or installment which the Company has failed to make shall continue as an obligation of the Company until the same shall have been fully paid, and the Company agrees to pay the same (in the case of interest, to the extent permitted by law) with interest thereon at the rate per annum equal to one percent per annum over the applicable interest rate borne by the Bonds, calculated as described in the Indenture. The provisions of this Section shall be subject to the provisions of Section 9.6.

          Section 5.4. Place of Rental Payments. The rents provided for in
                       -------------------------
Section 5.3 and the interest on delinquent rents shall be paid directly to the Trustee for the account of the Board and will be deposited in the Bond Fund. The other payments provided for in Section 5.3 shall be paid directly to the Trustee for its own use or for disbursement to any other paying agent, as the case may be.

          Section 5.5. Obligations of Company Hereunder Absolute and
                       ---------------------------------------------
Unconditional. Subject to the provisions of Section 9.6, the obligations of the
--------------
Company to make the payments required in Section 5.3 and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional. Until such time as payment in full of the Bonds shall have been made, the Company (i) will not suspend or discontinue any payments provided for in Section 5.3 except to the extent the same have been prepaid, (ii) will perform and observe all of its other agreements contained herein, (iii) will not suspend or discontinue any payments provided for in Section 5.3 because of any right of set off which the Company may have against the Board, the Trustee or the holder of any Bond (provided that nothing herein shall prevent the assertion of any claim by the Company by separate suit or compulsory counterclaim) and
(iv) except as provided in Section 11.1 will not terminate the Lease Term for any cause, including, without limiting the generality of the foregoing, failure of the Board to complete the Project Facilities, failure of the Board's title in and to the Project or any part thereof, any acts or circumstances that may constitute failure of consideration, eviction or constructive eviction, destruction of or damage to the Project, commercial frustration of purpose, any change in the tax or other laws of the United States of America or of the State or any political subdivision of either or any failure of the Board to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or in connection herewith or with the Indenture. Nothing contained in this Section shall be construed to release the Board from the performance of any of the agreements on its part herein contained; and if the Board should fail to perform any such agreement, the Company may institute such action against the Board as the Company may deem necessary to compel performance or recover its damages for nonperformance so long as such action shall not do violence to the agreements on the part of the Company contained in the preceding sentence. The Company may, however, at its own cost and expense and in its own name or in the name of the Board, prosecute or defend any action or proceeding or take any other action involving third persons which the Company deems reasonably necessary in order to insure the completion of the acquisition, construction and installation of the Project Facilities or to secure or protect its right of possession, occupancy and use of the Project hereunder, and in such event the Board hereby agrees to cooperate fully with the Company and to take all lawful action which is required to effect the substitution of the Company for the Board in any such action or proceeding if the Company shall so request.

          Nothing contained herein shall be construed to be a waiver of any rights which the Company may have against the Board under this Agreement, or against other persons under this Agreement, the Indenture, or otherwise, or under any provision of law.

          Section 5.6. Company's Performance Under Indenture. The Company
                       --------------------------------------
agrees, for the benefit of the holders from time to time of the Bonds, to do and perform all acts and things contemplated in the Indenture to be done or performed by it.

                                  ARTICLE VI
                                  ----------

                          MAINTENANCE, MODIFICATION,
                          --------------------------
                              TAXES AND INSURANCE
                              -------------------

          Section 6.1. Maintenance and Modification of Project Facilities by
                       -----------------------------------------------------
Company.
--------
          (a) Throughout the Lease Term, the Company shall at its own expense
     (i) keep the Project Facilities in as reasonably safe condition as the operation thereof will permit, and (ii) keep the Project Facilities in good repair and in good operating condition, making from time to time all necessary repairs thereto and renewals and replacements thereof.

          (b) The Company may from time to time, in its sole discretion and at its own expense, make any additions, modifications or improvements to the Project Facilities, including installation of additional machinery, equipment, and related property that do not impair the effective use of the Project Facilities. All machinery, equipment and related personal property so installed by the Company shall not be subject to this Agreement but shall be subject to the Landlord's Lien created under the Code of Alabama 1975, Section 35-9-60. All such machinery, equipment and related personal property may be modified or removed at any time while there exists no event of default hereunder; provided, that any damage to the Project Facilities occasioned by such modification or removal shall be repaired by the Company at its own expense.

          (c) The Company shall not permit any mechanics', materialmen's, suppliers', vendors' or other similar liens to be established or remain against the Project for labor or materials furnished or services rendered in connection with any additions, modifications, improvements, repairs, renewals or replacements so made by it; provided, that if the Company shall first notify the Trustee of its intention so to do, the Company may in good faith contest any mechanics', materialmen's, suppliers', vendors' or other similar liens filed or established against the Project, and in such event may permit the items so contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom unless the Board of the Trustee shall notify the Company that by nonpayment of any such items the lien or security interests afforded by this Agreement or the Indenture as to any part of the Project or the rents, payments and revenues from the Project will be materially endangered or the Project or any part thereof or the rents, payments and revenues from the Project will be subject to loss or forfeiture, in which event the Company shall promptly pay and cause to be satisfied and discharged all such unpaid items. The Board will cooperate fully with the Company in any such contest.

          Section 6.2. Removal of Portions of Project. The Board shall not be
                       -------------------------------
under any obligation to renew, repair or replace any inadequate, obsolete, worn out, unsuitable, undesirable, inappropriate or unnecessary items of machinery or equipment comprising the Project Facilities. If the Company in its sole discretion determines that any such items have become inadequate, obsolete, worn out, unsuitable, undesirable, inappropriate or unnecessary for its purposes at such time, the Company may remove such items from the Project and (on behalf of the Board) sell, trade in, or otherwise dispose of them (as a whole or in part) without any responsibility or accountability to the Board or the

Trustee therefor, provided that such removal does not impair the operation of the Project Facilities.

          The removal of any portion of the Project Facilities pursuant to the provisions of this Section shall not entitle the Company to any diminution in or postponement or abatement of the rents payable under Section 5.3.

          The Company shall promptly report to the Trustee each such removal, substitution, sale, trade-in or other disposition.

          Section 6.3. Taxes, Other Governmental Charges and Utility Charges.
                       ------------------------------------------------------
The Company agrees to pay promptly as and when the same shall become due and payable, each and every lawful cost, expense and obligation of every kind and nature, foreseen or unforeseen, for the payment of which the Board or the Company is or shall become liable by reason of its estate or interest in the Project or any portion thereof, by reason of any right or interest of the Board or the Company in or under this Agreement, or by reason of or in any manner connected with or arising out of the possession, operation, maintenance, alteration, repair, rebuilding or use of the Project or any part thereof. The Company also agrees to pay and discharge all lawful real estate taxes, personal property taxes, water charges, sewer charges, assessments and all other lawful governmental taxes, impositions and charges of every kind and nature, ordinary and extraordinary, general or special, foreseen or unforeseen, whether similar or dissimilar to any of the foregoing, and all applicable interest and penalties thereon, if any, which at any time during the term of this Agreement shall be or become due and payable by the Board or the Company and which shall be lawfully levied, assessed or imposed

          (a) upon or with respect to, or shall be or become liens upon, the Project or any portion thereof or any interest of the Board or the Company therein or under this Agreement;

          (b) upon or with respect to the income or profits of the Board from the Project or under this Agreement;

          (c) upon or with respect to the possession, operation, management, maintenance, alterations, repair, rebuilding, use or occupancy of the Project or any portion thereof; or

          (d) upon this transaction or any document to which the Board or the Company is a party creating or transferring an interest or an estate in the Project;

under or by virtue of any present or future law, statute, ordinance, regulation or other requirement of any governmental authority, whether federal, state, county, city, municipal, school or otherwise.

          The Company also agrees to pay any special assessments for public improvements or benefits for which the Company would have otherwise have been liable had it in fact been the owner of the Project.

          The Company shall, at its sole cost and expense, procure or cause to be procured any and all necessary building permits, other permits, licenses and other authorizations required for the lawful and proper construction, use, occupation, operation and management of the Project. The Company also agrees to pay or cause to be paid all lawful charges for gas, water, sewer, electricity, light, heat, power, telephone and other utility and service used, rendered or supplied to, upon or in connection with the Project and the Board will cooperate with the Company in securing such permits, licenses and authorizations.

          The Company may, at its own expense and in its own name and behalf or in the name and behalf of the Board, in good faith contest any such taxes, assessments and other charges and, in the event of any such contest, may permit the taxes, assessments and other charges so contested to remain unpaid during the period of such contest and any appeal therefrom unless the Board or the Trustee shall notify the Company that by nonpayment of any such items the lien or security interests afforded by this Agreement or the Indenture as to any part of the Project or the rents, payments and revenues derived from the Project will be materially endangered or the Project or any part thereof will be subject to loss or forfeiture, in which event such taxes, assessments or charges shall be paid promptly. The Board shall cooperate fully with the Company in any such contest. If the Company shall fail to pay any of the foregoing items required by this Section to be paid by the Company and shall not cure any failure within any applicable curative provisions provided herein, the Board or the Trustee may (but shall be under no obligation to) pay the same, and any amounts so advanced therefor by the Board or the Trustee shall become an additional obligation of the Company to the one making the advancement, which amounts, together with interest thereon at the rate of interest borne by the Bonds from the date thereof, the Company agrees to pay.

          Section 6.4. Insurance Required. Throughout the Lease Term the Company
                       -------------------
shall keep the Project continuously insured (or maintain programs of self-insurance) against such risks as are customarily insured against by businesses of like size and type.

          Section 6.5. Application of Net Proceeds of Insurance. The insurance
                       -----------------------------------------
carried pursuant to the provisions of Section 6.4 shall be applied as follows:
(i) the Net Proceeds of casualty insurance shall be applied as provided in
Section 7.1, and (ii) the Net Proceeds of public liability insurance shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds may be paid.

          Section 6.6. Additional Provisions Respecting Insurance. All
                       -------------------------------------------
insurance, if any, required in Section 6.4 may be taken out and maintained in insurance companies selected by the Company and may be written with deductible amounts comparable to those on similar policies carried by other companies engaged in businesses similar in size and type and other respects as the Company. The insurance hereby required may be contained in blanket policies or self-insurance programs now or hereafter maintained by the Company.

          Section 6.7. Other Board Expenses. Anything to the contrary herein
                       ---------------------
notwithstanding, the Company shall pay any reasonable and necessary expenses not specifically mentioned herein which are incurred by the Board in connection with the Project, this Agreement, the Indenture, any financing statements or the Bonds, and which are not payable from the Project Fund pursuant to Section 4.2.

          Section 6.8. Advances by Board or Trustee. If the Company fails to
                       -----------------------------
maintain the insurance coverage required hereby or fails to keep the Project Facilities in as reasonably safe condition as its operating conditions will permit, or fails to keep the Project Facilities in good repair and good operating condition and shall not cure any failure within any applicable curative provisions provided herein, the Board or the Trustee may (but unless satisfactorily indemnified shall be under no obligation to) take out policies of insurance and pay the premiums on the same or make the required repairs, renewals and replacements; and all amounts so advanced therefor by the Board or the Trustee will become an additional obligation of the Company to the one making the advancement, which amounts, together with interest thereon at the rate of interest borne by the Bonds from the date thereof, the Company agrees to pay.

          Section 6.9. Indemnification of Board and Trustee. The Company will
                       -------------------------------------
also pay and discharge and will indemnify and hold harmless the Issuer and the members, officers, agents and employees of the Issuer from (a) any condition of the Project caused by the Company, (b) any liens, taxes, assessments, impositions and other charges upon payments by the Company to the

Issuer hereunder, (c) any breach or default on the part of the Company in the performance of any of its obligations hereunder, (d) any act of negligence of the Company or of its agents, contractors, servants, employees or licensees, (e) any act of negligence of any assignee or sublessee of the Company, or of any agents, contractors, servants, employees or licensees of any assignee or sublessee of the Company and (f) any and all liability, damages, costs and expenses arising out of or resulting from the acquisition, construction and installation of the Project or the use or operation of the Project or any other activity carried out thereon or in connection therewith or the transactions contemplated by this Agreement and the Indenture, including the reasonable fees and expenses of counsel, except as the same may arise out of the negligence or misconduct on the part of the Issuer. If any such lien or charge is sought to be imposed upon payments, or any such taxes, assessments, impositions or other charges are sought to be imposed, or any such liability, damages, costs and expenses are sought to be imposed, the Issuer will give prompt notice to the Company, and the Company shall have the sole right and duty to assume, and will assume, the defense thereof, with full power to litigate, compromise or settle the same in its sole discretion. The indemnification provided by the Section shall survive the termination of this Agreement.

          The Company agrees to indemnify the Trustee, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Indenture, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties thereunder or hereunder.

          Section 6.10. Investment Credit. The Board agrees that any investment
                        ------------------
tax credit with respect to the Project or any part thereof shall be made available to the Company, and the Board will fully cooperate with the Company in any effort by the Company to avail itself of any such investment tax credit, but neither the Board nor the Trustee shall have any responsibility or liability for the Company's failure to receive any such investment tax credit. The Board agrees to cause the Trustee to cooperate in making any investment tax credit available to the Company.

                                  ARTICLE VII
                                  -----------

                     DAMAGE, DESTRUCTION AND CONDEMNATION
                     ------------------------------------

          Section 7.1. Damage and Destruction. If prior to payment in full of
                       -----------------------
the Bonds the Project Facilities are destroyed (in whole or in part) or are damaged by fire or other casualty, the Company, or the Board at the Company's direction, (i) shall promptly replace, repair, rebuild or restore the property damaged or destroyed to substantially the same condition as existed prior to the event causing such damage or destruction, with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the Company and as will not impair the operation of the Project Facilities, and (ii) shall apply for such purpose so much as may be necessary of any Net Proceeds of insurance resulting from claims for such losses, as well as any additional moneys of the Company necessary therefor. A11 Net Proceeds of insurance resulting from claims for such losses shall be paid to the Company. If said Net Proceeds are not sufficient to pay in full the costs of such replacement, repair, rebuilding or restoration, the Company shall nonetheless complete the work thereof and shall pay that portion of the costs thereof in excess of the amount of said Net Proceeds. The Company shall not, by reason of the payment of such excess costs be entitled to any reimbursement from the Board or any abatement, diminution or postponement of the amounts payable under
Section 5.3.

          Section 7.2. Condemnation. If the title in and to, or the temporary
                       -------------
use of, the Project or any part thereof shall be taken under the exercise of the power of eminent domain by any governmental body or by any other person acting under governmental authority, the Company shall be obligated to continue to pay the rents specified in Section 5.3. The Board, the Company and the Trustee shall cause the Net Proceeds received by them or any of them, from any award made in such eminent domain proceeding, to be paid to and held by the Company and applied in one or more of the following ways at the election of the Company:

          (a) the restoration of the Project to substantially the same condition as existed prior to the exercise of such power of eminent domain;

          (b) the acquisition, by construction or otherwise, of other industrial facilities suitable for the Company's operations at the Project (which facilities will be deemed a part of the Project and available for use and occupancy by the Company and will be leased to the Company hereunder without the payment of any rents other than herein provided to the same extent as if such other improvements were specifically described herein); provided, that such facilities will be acquired subject to no liens, security interests or encumbrances prior to the lien afforded by this Agreement and the Indenture, other than Permitted Encumbrances; or

          (c) payment into the Bond Fund to provide for payment in full of the Bonds at the earliest date that the Bonds may be called for redemption.

          The Board shall cooperate fully with the Company in the handling and conduct of any prospective or pending eminent domain proceeding with respect to the Project or any part thereof and shall, to the extent it may lawfully do so, permit the Company to litigate in any such proceeding in the name and on behalf of the Board. In no event will the Board voluntarily settle, or consent to the settlement of, any prospective or pending eminent domain proceeding with respect to the Project or any part thereof without the written consent of the Company.

          Section 7.3. Condemnation of Company-Owned Property. The Company shall
                       ---------------------------------------
be entitled to the proceeds of any condemnation award or portion thereof made for damages to or taking of its own property or for damages on account of the taking of or interference with the Company's rights to possession, use or occupancy of the Project.

          Section 7.4. Further Assurances and Corrective Instruments. The Board
                       ----------------------------------------------
and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for correcting any inadequate or incorrect description of the Project herein described or intended so to be or for carrying out the intention of or facilitating the performance of this Agreement.

                                  ARTICLE VIII
                                  ------------

                               SPECIAL AGREEMENTS
                               ------------------

          Section 8.1. No Warranty of Condition or Suitability by the Board. THE
                       -----------------------------------------------------
BOARD MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE CONDITION OF THE PROJECT OR THAT IT WILL BE SUITABLE FOR THE COMPANY'S PURPOSES OR NEEDS. The Company releases the Board from, agrees that the Board shall not be liable for and agrees to hold the Board harmless against, any loss that may be occasioned by any cause whatsoever pertaining to the Project or the use thereof.

          Section 8.2. Inspection of the Project. The Company agrees that the
                       --------------------------
Authorized Board Representative and any duly authorized agent of the Trustee shall have the right at all reasonable times to enter upon, examine and inspect the Project without interference or prejudice to the operations of the Company. The Company further agrees that any authorized agent of the Board or the Trustee shall have such rights of access to the Project as may be reasonable and necessary for the proper maintenance of the Project in the event of the failure by the Company to perform its obligations under Section 6.1.

          Section 8.3. Company to Maintain Its Corporate Existence; Exceptions
                       -------------------------------------------------------
Permitted. The Company agrees that it will maintain its corporate existence,
----------
will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation or permit one or more other corporations to consolidate with or merge into it; provided that the Company may, without violating the agreement contained in this Section 8.3, consolidate with or merge into another corporation incorporated and existing under the laws of one of the states of the United States of America or the District of Columbia (a "domestic corporation"), or permit one or more other domestic corporations to consolidate with or merge into it, or sell or otherwise transfer to another domestic corporation all or substantially all of its assets as an entirety and thereafter dissolve, provided, if the Company is not the surviving, resulting or transferee corporation, as the case may be, such surviving, resulting or transferee corporation assumes in writing all of the obligations of the Company under the Agreement and qualifies to do business in the State. Notwithstanding the foregoing, the Company shall not dissolve or otherwise dispose of all or substantially all of its assets and shall not consolidate with or merge into another corporation or permit one or more other corporations to consolidate with or merge into it if, after giving effect to such action, a default would result under this Agreement or the Indenture.

          Section 8.4. Qualification in the State. The Company agrees (except as
                       ---------------------------
may be otherwise permitted pursuant to the provisions of Section 8.3) that throughout the Lease Term it will continue to be a corporation either organized under the laws of the State or duly qualified to do business in the State as a foreign corporation.

          Section 8.5. Granting of Easements. If no Event of Default shall have
                       ----------------------
happened and be continuing, the Company may at any time or times cause to be granted easements (including party wall agreements), licenses, rights-of-way (temporary or perpetual and including the dedication of public highways) and other rights or privileges in the nature of easements with respect to any property included in the Project Land and such grant will be free from any lien or security interest created by this Agreement and the Indenture, or the Company may cause to be released existing easements, licenses, rights-of-way and other rights or privileges in the nature of easements, held with respect to any property included in the Project Land with or without consideration and the Board agrees that it shall execute and deliver and will cause and direct the Trustee to execute and deliver any instrument necessary or appropriate to confirm and grant or release any such easement, license, right-of-way or other right or privilege upon receipt of: (i) a copy of the instrument of grant or release, and (ii) a written application signed by the president or any vice president of the Company requesting the execution and delivery of such instrument and stating that such grant or release is not detrimental to the proper conduct of the business of the Company, and that such grant or release will not impair the effective use or interfere with the operations of the Project Facilities and will not materially weaken, diminish or impair the security intended to be given by or under this Agreement and the Indenture.

          Section 8.6. Release of Certain Land. Notwithstanding any other
                       ------------------------
provision hereof, the parties hereto reserve the right to amend this Agreement at any time and from time to time by mutual agreement for the purpose of effecting the release of and removal of (i) any unimproved part of the Project Land (on which no component of the Project Facilities is located but on which parking, transportation or utility facilities may be located) on which the Board proposes to construct improvements for lease or sale to another person or persons under another and different agreement, or (ii) any part of the Project Land with respect to which the Board proposes to grant an easement or convey a fee interest or other title to a railroad or other public or private carrier or to any public utility or public body in order that transportation facilities or services by rail, water, road or other means or utility services for the Project may be provided, increased or improved; provided, that if at the time any such amendment is made any of the Bonds are outstanding, there shall be deposited with the Trustee the following:

          (a) a copy of such amendment as executed;

          (b) a resolution of the Board (i) stating that the Board is not in default under any of the provisions hereof or of the Indenture and that the Company is not to the knowledge of the Board in default under any of the provisions hereof, (ii) giving an adequate legal description of that portion of the Project Land to be released, (iii) stating the purpose for which the Board desires the release, (iv) stating that the improvements which will be constructed or the facilities and services which will be provided, increased or improved will be such as will promote at least one of the public purposes of the Board, and (v) requesting such release;

          (c) a certificate of the president or any vice president of the Company indicating approval of such amendment and stating that the Company is not in default under any of the provisions hereof;

          (d) a copy of the agreement between the Board and such other person wherein the Board agrees to construct improvements on the portion of the Project Land so requested to be released and agrees to lease or sell the same to such other person, and wherein such other person agrees to lease or purchase the same from the Board, or a copy of the instrument granting the easement or conveying the title or other interest to a railroad, public utility or public body; and

          (e) a certificate of the Authorized Company Representative, dated not more than 60 days prior to the date of such amendment and stating that (i) the portion of the Project Land so proposed to be released is necessary or desirable for railroad, utility services or roads to benefit the Project or is not otherwise needed for the operation of the Project Facilities for the purposes hereinabove stated, and (ii) the release so proposed to be made will not impair the usefulness of the Project Facilities and will not destroy the means of ingress thereto and egress therefrom.

No release effected under this Section shall entitle the Company to any diminution in or postponement or abatement of the rents payable under Section 5.3.

                                  ARTICLE IX
                                  ----------

                 ASSIGNMENT, SUBLEASING, PLEDGING AND SELLING;
                 ---------------------------------------------
                   REDEMPTION; RENT PREPAYMENT AND ABATEMENT
                   -----------------------------------------

          Section 9.1.  Assignment and Subleasing.  This Agreement may be
                        --------------------------
assigned by the Company without the necessity of obtaining the consent of the Board or the Trustee, subject, however, to the following conditions:

          (a) no assignment (other than pursuant to Section 8.3) or sublease shall relieve the Company from primary liability for any of its obligations hereunder, and if any such assignment occurs, the Company shall continue to remain primarily liable for payment of the rents specified in Section 5.3 and for performance and observance of the other agreements on its part herein provided to be performed and observed by it; and

          (b) the Company shall, within 30 days after the delivery thereof, furnish or cause to be furnished to the Board and to the Trustee a true and complete copy of each such assignment or sublease, as the case may be, together with any instrument of assumption.

          Section 9.2.  Pledge under Indenture.  Under the terms of the
                        -----------------------
Indenture, the Board shall assign and create a security interest with respect to its interest in, and pledge all rents, revenues and receipts arising out of or in connection with its ownership of, the Project to the Trustee, as security for the payment of the principal of and interest on the Bonds, but the Indenture and said assignment and pledge shall be subject and subordinate to this Agreement.

          Section 9.3.  Restrictions on Sale of Project by Board.  The Board
                        -----------------------------------------
agrees that, except as set forth in Section 9.2 or as otherwise provided in the Agreement and Indenture, it shall not (i) sell (other than as contemplated herein), assign, transfer or convey the Project during the Lease Term, (ii) create or suffer to be created any debt, lien or charge on the rents, payments and revenues arising out of or in connection with its ownership of the Project, or (iii) take any other action which might reasonably be construed as tending to cause or induce the levy or assessment of ad valorem taxes on the Project or on its title in and to the Project. If the laws of the State at the time permit such action to be taken, nothing contained in this Section shall prevent the consolidation of the Board with, or the merger of the Board into, or the transfer of the Project as an entirety to, any public corporation whose property and income are not subject to taxation and which has corporate authority to carry on the business of owning and leasing the Project; provided (a) that no such action shall be taken without the prior written consent of the Company, unless such action shall be required by law, and
(b) that upon any such consolidation, merger or transfer, the due and punctual payment of the principal of and the interest on the Bonds, and the due and punctual performance and observance of all the agreements hereof to be kept and performed by the Board, shall be expressly assumed in writing by the corporation resulting from such consolidation or surviving such merger or to which the Project shall be transferred as an entirety.

          Section 9.4.  Redemption of Bonds.  The Board, at the request at any
                        --------------------
time of the Company and if the same are then redeemable, shall forthwith take all steps that may be necessary under the applicable redemption provisions of the Indenture to effect redemption of all or any portion of the Bonds, as may be specified by the Company, on the earliest applicable redemption date on which such redemption may be made under such applicable provisions or upon the date set for the redemption by the Company pursuant to Sections 7.2 or 11.1. As long as the Company is not in default hereunder and the Board is not obligated to call Bonds pursuant to the terms of the Indenture, the Board shall not redeem any Bond prior to its respective stated maturity unless requested to do so in writing by the Company.

          Section 9.5.  Prepayment of Rents.  There is expressly reserved to the
                        --------------------
Company the right, and the Company is authorized and permitted, at any time it may choose, so long as it is not in default hereunder, to prepay all or any part of the rents and other payments payable under Section 5.3, and the Board agrees that the Trustee may accept such prepayment when the same is tendered by the Company. All prepaid rents shall be credited on the rents specified in Section 5.3, and at the election of the Company shall be used for the redemption or purchase of Bonds in the manner and to the extent provided in the Indenture.

          Section 9.6.  Rent Abatements if Bonds Paid Prior to Maturity.  If at
                        ------------------------------------------------
any time the Indenture is discharged in accordance with Article X of the Indenture, and if the Company is not at the time otherwise in default hereunder, the Company shall be entitled to use and occupy the Project, without the payment of rent during the interval (but otherwise on the terms and conditions hereof), from the date on which such moneys are in the Bond Fund to and including the later to occur of either (i) midnight, December 1, 2028 or (ii) payment in full of all Bonds and any Additional Bonds.

          Section 9.7.  Reference to Bonds Ineffective After Bonds Paid.  Upon
                        ------------------------------------------------
payment in full of the Bonds and all fees and charges of the Trustee, all references herein to the Bonds and the Trustee shall be ineffective and neither the Trustee nor the holders of any of the Bonds shall thereafter have any rights hereunder, saving and excepting those that shall have theretofore vested. Reference is hereby made to Section 1002 of the Indenture which sets forth the conditions upon the existence or occurrence of which payment in full of the Bonds shall be deemed to have been made.

                                   ARTICLE X
                                   ---------

                        EVENTS OF DEFAULT AND REMEDIES
                        ------------------------------

          Section 10.1.  Events of Default Defined.  The following shall be
                         --------------------------
Events of Default hereunder and the term Event of Default shall mean, whenever it is used herein, any one or more of the following events:

          (a) Failure by the Company to make any payment required under Section
     5.3 on or before the date that the payment is due and continuance of such failure for ten Business Days after receipt of notice of such failure from the Trustee.

          (b) Failure by the Company to observe and perform any other covenant, condition or agreement on its part under this Agreement (other than as referred to in subsection (a) of this Section), for a period of ninety (90) days after written notice, specifying such failure and requesting that it be remedied, shall be given to the Company by the Trustee, unless the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be remedied within the applicable period, the Board and the Trustee will not unreasonably withhold their consent to an extension of such time if it is possible to correct such failure and corrective action is instituted by the Company within the applicable period and diligently pursued until the default is corrected;

          (c) Any warranty, representation or other statement by or on behalf of the Company contained in this Agreement, or any instrument furnished in compliance with or in reference to this Agreement or the Indenture, is false or misleading in any material respect; or

          (d) The dissolution or liquidation of the Company or the filing by the Company of a voluntary petition in bankruptcy, or the commission by the Company of any act of bankruptcy, or adjudication of the Company as a bankrupt, or assignment by the Company for the benefit of its creditors, or the entry by the Company into an agreement of composition with its creditors, or the approval by a court of competent jurisdiction of a petition applicable to the Company in any proceeding for its reorganization instituted under the provisions of the Federal bankruptcy statutes, as amended, or under any similar act which may hereafter be enacted. The term "dissolution or liquidation of the Company", as used in this subsection, shall not be construed to include the cessation of the corporate existence of the Company resulting from a merger or consolidation of the Company into or with another corporation or a dissolution or liquidation of the Company following a transfer of all or substantially all of its assets as an entirety.

          Section 10.2.  Remedies.  Whenever any Event of Default shall have
                         ---------
happened and be continuing, the Trustee, as the assignee of the Board under the Indenture, shall have the following rights and remedies:

          (a) The Trustee may, and upon the written request of the holders of not less than twenty-five percent (25%) in outstanding principal amount of the Bonds, shall by notice in writing delivered to the Company, declare all installments of rent payable under Section 5.3 for the remainder of the Lease Term to be immediately due and payable. Upon such acceleration, the amount then due and payable by the Company as accelerated rent shall be the sum required to provide for payment in full of the Bonds on the earliest possible date on which such payment can be made. Such sums as may then become payable shall be paid into the Bond Fund and after payment in full of the Bonds and payment of any cost occasioned by such Event of Default, any excess moneys in the Bond Fund shall be returned to the Company as an overpayment of rent. Notwithstanding the foregoing, upon the occurrence of an Event of Default by reason of the occurrence of any event specified for
     Section 10.1(d), all installments of rent payable under Section 5.3 for the remainder of the Lease Term shall automatically become and be immediately due and payable without any action by the Trustee or the Board being necessary.

          (b) The Trustee may take whatever action at law or in equity may appear necessary or desirable to collect the rents and any other payments then due and thereafter to become due, or to enforce performance and observance of any covenant, condition or agreement of the Company hereunder;

          (c) The Trustee may exercise any remedies provided for in the Indenture and, with respect to any security interest, the rights of a secured party under the Uniform Commercial Code of the State.

Any amounts collected pursuant to action taken under this Section shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture or, if payment in full of the Bonds has been made, shall be paid to the Company.

          Section 10.3.  No Remedy Exclusive.  No remedy herein conferred upon
                         --------------------
or reserved to the Board or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon the occurrence of any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Board or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice or notices as may be herein expressly required. Such remedies as are reserved to the Board in this Article shall also extend to the Trustee, and the Trustee and the holders of the Bonds shall be deemed third-party beneficiaries of all agreements herein contained.

          Section 10.4.  Agreement to Pay Attorneys' Fees and Expenses.  If
                         ----------------------------------------------
there should occur an Event of Default hereunder and the Board or the Trustee should employ attorneys or incur other expenses for the collection of rents or the enforcement of performance or observance of any agreement on the part of the Company herein contained, the Company agrees that it will on demand therefor pay to the Board or the Trustee the reasonable fee of such attorneys and such other reasonable expenses so incurred by the Board or the Trustee.

          Section 10.5.  No Additional Waiver Implied by One Waiver. If any
                         -------------------------------------------
agreement contained herein should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

          Section 10.6.  Waiver of Appraisement, Valuation, etc. If there should
                         ---------------------------------------
occur an Event of Default hereunder, the Company agrees to waive, to the extent it may lawfully do so, the benefit of all appraisement, valuation, stay, extension or redemption laws now or hereafter in force, and all right of appraisement and redemption to which it may be entitled.

          Section 10.7.  Waiver of Events of Default. Notwithstanding anything
                         ----------------------------
herein to the contrary, the Trustee shall be deemed to have waived any Event of Default hereunder and its consequences and to have rescinded any acceleration of the rents and other amounts payable under this Agreement whenever the Trustee has waived such Event of Default pursuant to the Indenture.

                                  ARTICLE XI
                                  ----------
                         OPTIONS IN FAVOR OF COMPANY;
                         -----------------------------
                        OBLIGATION TO PURCHASE PROJECT
                        ------------------------------

          Section 11.1.  General Option to Prepay Rent and Purchase Project. At
                         ---------------------------------------------------
any time, the Company shall have, and is hereby granted, the option to prepay the rent payable under Section 5.3, in whole or in part. To exercise the option granted in this paragraph, the Company shall, on or before the 20th day next preceding the date set for redemption of the Bonds (which shall be an interest payment date if less than all the Bonds are to be redeemed), give written notice to the Board and the Trustee of its intention to exercise the option granted in this section on such date and shall specify therein the principal amount of Bonds to be redeemed with the moneys received upon such prepayment. Upon the exercise of such option, the Company shall direct the Trustee to redeem Bonds in the principal amount and on the date specified in the notice referred to in the preceding sentence and shall make arrangements satisfactory to the trustee for the giving of the required notice of redemption of Bonds. The purchase price which shall be paid to the trustee by the Company in the event of its exercise of the option granted in this paragraph shall be the sum of the principal amount of the Bonds to be redeemed plus accrued interest thereon to the redemption date plus all fees and expenses of the trustee and the paying agent accrued and to accrue through such redemption date.

          The Company shall have the option to purchase the Project at any time, in the event that the Indenture is discharged pursuant to Article IX of the Indenture, by the Company (i) depositing irrevocably with the Trustee either moneys in an amount which shall be sufficient, or Government Obligations the principal of and interest on which when due will provide moneys which, together with the moneys, if any, deposited with or held by the Trustee at the same time and available for such purpose shall be sufficient pursuant to the Indenture, to pay the principal of and interest on all of the Bonds due and to become due on or prior to the redemption date (if the Bonds are to be redeemed) or maturity thereof; (ii) paying to the trustee all Trustee's fees and expenses due in connection with the payment or redemption of any such Bonds, and, (iii) if any Bonds are to be redeemed on any date prior to their maturity, giving the Trustee irrevocable instructions to redeem such Bonds on such date and either evidence satisfactory to the Trustee that all redemption notices required by the Indenture have been given or irrevocable power authorizing the Trustee to give such redemption notices.

          Section 11.2.  Conveyance on Purchase. At the closing of any purchase
                         ----------------------
of the Project as provided hereunder, the Board shall upon receipt of the purchase price deliver to the Company documents conveying to the Company good and marketable fee simple title in and to the Project, subject to the following:
(a) those liens, security interests and encumbrances (if any) to which such title in and to said property was subject at the effective date of this Agreement but excluding this Agreement and the Indenture; (b) those liens and encumbrances created by the Company or to the creation or suffering of which the Company consented; (c) those liens and encumbrances resulting from the failure of the Company to perform or observe any of its agreements contained herein; and
(d) Permitted Encumbrances other than this Agreement and the Indenture.

          Section 11.3.  Relative Positions of Options and Indenture. The
                         -------------------------------------------
options granted to the Company in this Article shall be and remain prior and superior to the Indenture and may be exercised whether or not there exists an Event of Default hereunder, provided that the existence of such Event of Default will not result in nonfulfillment of any condition to the exercise of any such option.

                                  ARTICLE XII
                                  -----------
                                 MISCELLANEOUS
                                 -------------

          Section 12.1.  Notices. All notices, certificates or other
                         -------
communications hereunder shall be sufficiently given and shall be deemed given when mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     (a)  If to the Board   - The Industrial Development
                              Board of the City of
                              Phenix City, Alabama
                              c/o Smith & Smith
                              1503 Broad Street
                              Phenix City, Alabama 36867
                              Attention: Sydney S. Smith, Esq.

     (b)  If to the Company - Mead Coated Board, Inc.
                              Mead World Headquarters
                              Dayton, Ohio 45463
                              Attention: Treasurer

                              with a copy to:

                              Smith & Schnacke
                              A Legal Professional Association
                              2900 DuBois Tower
                              Cincinnati, Ohio 45202
                              Attention: Robert A. Selak

     (c)  If to the Trustee - AmSouth Bank N.A.
                              1900 Fifth Avenue North
                              Birmingham, Alabama 35203
                              Attention: Corporate Trust
                                         Department

A duplicate copy of each notice, certificate or other communication given hereunder by either the Board, the Company or the Trustee to any one of the others shall also be given to all of the others. The Board, the Company and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

          Section 12.2.  Binding Effect. This Agreement shall inure to the
                         --------------
benefit of and shall be binding upon the Board, the

Company and their respective successors and assigns. To the extent provided herein and in the Indenture, the Trustee and the holders of the Bonds shall be deemed to be third party beneficiaries hereof, but nothing herein contained shall be deemed to create any right in, or to be for the benefit of, any other person not a party hereto.

          Section 12.3.  Severability. If any provision hereof shall be held
                         ------------
invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

          Section 12.4.  Amounts Remaining in Bond Fund. Subject to and in
                         ------------------------------
accordance with the terms and conditions of Section 709 of the Indenture, certain surplus moneys remaining in the two accounts in the Bond Fund shall belong to and be paid to the Company by the Trustee as an overpayment of rents.

          Section 12.5.  Amendments, Changes and Modifications. Except as
                         -------------------------------------
otherwise provided herein or in the Indenture, subsequent to the date of issuance and delivery of the Bonds and prior to their payment in full, this Agreement may not be effectively amended or terminated without the written consent of the Trustee.

          Section 12.6.  Execution Counterparts. This Agreement may be executed
                         ----------------------
in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 12.7.  Captions. The captions and headings herein are for
                         --------
convenience only and in no way define, limit or describe the scope or intent of any provisions hereof.

          Section 12.8.  Recording of Agreement. This Agreement and every
                         ----------------------
assignment and modification hereof shall be recorded in the Office of the Judge of Probate of Russell County, Alabama, or in such other office as may be at the time provided by law as the proper place for such recordation.

          Section 12.9.  Law Governing Construction of Agreement. This Agreement
                         ---------------------------------------
shall be governed by, and construed in accordance with, the laws of the State.

          Section 12.10.  Net Lease. This Agreement shall be deemed a "net
                          ---------
lease", and the Company shall pay absolutely net during the Lease Term the rents specified herein, without abatement, deduction or set-off other than those herein expressly provided.

          IN WITNESS WHEREOF, the Board and the Company have caused this Agreement to be executed in their respective corporate names as of the date first above written.

                                       THE INDUSTRIAL DEVELOPMENT BOARD OF THE
                                       CITY OF PHENIX CITY, ALABAMA


                                       By: /s/ Kenneth A. Roberts
                                          ------------------------------------
                                       Title: Chairman


                                       MEAD COATED BOARD, INC.

                                       By: /s/ W. D. Bloebaum, Jr.
                                          ------------------------------------
                                       Title: Treasurer

                            ACKNOWLEDGMENT OF BOARD


STATE OF ALABAMA

COUNTY OF RUSSELL

          I, Sydney S. Smith a Notary Public in and for said County in said State, hereby certify that Kenneth A. Roberts, whose name as Chairman of the Board of Directors of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA, a public corporation and instrumentality under the laws of the State of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

          GIVEN under my hand and seal of office, this 20th day of December, 1988.

                                           /s/  Sydney S. Smith
                                        ------------------------------------
                                                  Notary Public


(SEAL)
                                        My commission expires: 2/25/92

                           ACKNOWLEDGMENT OF COMPANY

STATE OF OHIO

COUNTY OF MONTGOMERY

          I, Robert A. Selak, A Notary Public in and for said County in said State, hereby certify that W. D. Bloebaum, Jr., whose name as Treasurer of MEAD COATED BOARD, INC., a corporation organized and existing under the laws of the State of Delaware, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he or she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

          GIVEN under my hand and seal of office, this 22nd day of December, 1988.

                                       /s/  Robert A. Selak
                                       ---------------------------------
                                            Notary Public

(SEAL)
                                       My commission expires:__________

                                       ROBERT A. SELAK, Attorney at Law
                                       Notary Public, State of Ohio
                                       My Commission has no expiration date.
                                       Section 147.03 O. R. C.

                                  EXHIBIT "A"

                                      to

                            Lease Agreement between
                     THE INDUSTRIAL DEVELOPMENT BOARD OF
                       THE CITY OF PHENIX CITY, ALABAMA
                                      and
                            MEAD COATED BOARD, INC.
                         dated as of December 1, 1988


                          DESCRIPTION OF PROJECT LAND
                          ---------------------------

The Project Land includes the following property:

              NEW RECLAIM PLATE FEED AND CONVEYOR AREA (C-28511),
              ---------------------------------------------------
                CHIPS CONVEYOR TO SCREEN HOUSE AREA (C-28513),
                ----------------------------------------------
                     AND CHIPS SCREEN HOUSE AREA (C-28515)
                     -------------------------------------

     All that portion of land and structures lying 13' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 63(degree) 51' 31" E, 790.90' to the point of beginning; thence N 90(degree) 00' W, 82.00; thence S 0' 00" W, 8.75'; thence N 90(degree) 00' W, 232.22'; thence S 15(degree) 17' 15" E, 479.72' to a point on the northmost side of a rectangular area (Chip Screen House) which parallels last said course and is 75.0' north to south (7.00' of which is west of last said course) by 49.0' east to west; said rectangular area being the point of ending; said land being 0.56 + acres;


                 CHIPS CONVEYOR TO PINE STORAGE AREA (C-28538)
                 ---------------------------------------------

     All that portion of land and structures lying 14' on each side of the following described centerline:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 45(degree) 24' 34" E, 692.79' to the point of beginning; thence S 36(degree) 51' 02" E, 454.94' to the point of ending; said land being 0.29 (plus or minus) acres;


            CHIPPER DISCHARGE CONVEYOR AREA (C-28536) AND CHIPS TO
            ------------------------------------------------------
                   HARDWOOD STORAGE CONVEYOR AREA (C-28537)
                   ----------------------------------------

     All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 71(degree) 34' 06" E, 600.24' to the point of beginning; thence S 71(degree) 04' 32" E, 640.91'; thence N 50(degree) 08' 32" E, 61.59' to the point of ending; said land being 0.45 (plus or minus) acres;


                   CHIP CONVEYOR TO DIGESTER AREA (C-28521),
                   -----------------------------------------
                  CHIP CONVEYOR TO SURGE BIN AREA (C-28519),
                  ------------------------------------------


                         AND CHIP SILO AREA (C-28520)
                         ----------------------------

     All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence S 48(degree) 21' 59" W, 84.29' to the point of beginning; thence S 56(degree) 07' 32" E, 319.22' to the center of a circular area (Chip Silo) with a radius of 15.00' and a central angle of 360(degree) 00' bounded by a rectangular structure 32' -6" (plus or minus) East-West and 32' -6" (plus or minus) North-South; thence N 82 (degree) 51' 32" E, 355.48' to the point of ending; said land being 0.45 (plus or minus) acres;

                  NEW WASHER FACILITY AND BATCH DIGESTER AREA
                  -------------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 48(degree) 06' 06" W, 35.94' to the point of beginning (N 792,374.0, E 234,473.25); thence S 0(degree) 00' W, 133.50'; thence N
     90(degree) 00' W, 103.39'; thence S 0(degree) 00' W, 103.50'; thence
     90(degree) 00' W, 48.00'; thence N 0(degree) 00' W, 55.75'; thence N
     90(degree) 00' W, 80.00'; thence S 0(degree) 00' W, 42.75'; thence N
     90(degree) 00' W, 63.00'; thence N 0(degree) 00' W, 110.00'; thence N
     45(degree) 00' E, 55.00'; thence N 0(degree) 00' W, 23.11'; thence N
     90(degree) 00' E, 23.00'; thence N 0(degree) 00' W, 23.25'; thence N
     90(degree) 00' E, 170.00'; thence N 0(degree) 00' W, 28.75'; thence N
     90(degree) 00' E, 62.50' to the point of beginning; said area being 1.01 (plus or minus) acres;


            MILL WATER COOLING TOWER AND NEW REACTOR CLARIFIER AREA
            -------------------------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 48(degree) 46' 07" W, 591.71' to the point of beginning (N 791,960.0 E 234,055.0); thence S 0(degree) 00' W, 170.00'; thence N
      90(degree) 00' W, 111.00; thence N 0(degree) 00' W, 170.00'; thence N
      90(degree) 00' E, 111.00' to the point of beginning; said land being 0.43 (plus or minus) acres;

                       TURPENTINE RECOVERY FACILITY AREA
                       ---------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 63(degree) 26' 06" W, 11.18' to the point of beginning (N 792,345.0, E 234,490.0); thence N 0' 00" W, 30.00'; thence N 90(degree)
      00" E, 20.00'; thence S 0(degree) 00' W, 30.00'; thence N 90(degree) 00'
      W, 20.00' to the point of beginning; said land being 0.01 (plus or minus) acres;

          LOG STORAGE AREA (C-28522), LOG FEED DECKS AREA (C-28523),
          ----------------------------------------------------------

           DRUM AREA (C-28525), VIBRATING CONVEYORS AREA (C-28532),
           ---------------------------------------------------------

              CHIPPER POWER FEED ROLLS AREA (C-28528), CHIP BLDG.
              ---------------------------------------------------

         AREA (C-28535), AND BARK COLLECTING CONVEYOR AREA (C-28531)
         ------------------------------------------------------------

     All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 80(degrees) 22' 54" E, 879.79' to the point of beginning; thence N 0(degrees) 00' W, 326.00'; thence N 90(degrees) 00' E, 711.08'; thence S 0(degrees) 00' W,
326.00'; thence N 90(degrees) 00' W, 328.00'; thence S 0(degrees) 00' W,
188.00'; thence N 90(degrees) 00' W, 50.00'; thence N 0(degrees) 00' W, 188.00';
thence N 90(degrees) 00' W, 333.08' to the point of beginning; said land being
5.54 (plus or minus) acres;

                        AREA "B" MAINTENANCE SHOP AREA
                        ------------------------------

     All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 11(degrees) 04' 57" W, 197.69' to the point of beginning (N 792,156.0, E 234,462.0); thence
S 0(degrees) 00" W, 82.00'; thence N 90(degrees) 00" W, 52.00'; thence N 0(degrees) 00' W, 82.00'; thence N 90(degrees) 00' E, 52.00 to the point of beginning; said land being 0.10 (plus or minus) acres;


                       NEW LIM KILN/RECAUSTICIZING AREA
                       --------------------------------

     All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence N 70(degrees) 51' 29" E, 267.79' to the point of beginning (793,238.0 E 233,503.
0); thence N 90(degrees)

00' E, 399.23'; thence S 0(degrees) 00' W, 50.00'; thence N 90(degrees) 00' E,
45.00'; thence S 0(degrees) 00' W, 78.00'; thence N 90(degrees) 00' W, 444.23';
thence N 0(degrees) 00' W, 128.00' to the point of beginning; said land being
1.25 (plus or minus) acres;

                          NO. 2 RECOVERY BOILER AREA
                          --------------------------

     All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 40(degrees) 16' 34" E, 439.77' to the point of beginning (N 792,814.67, E 233,534.32');
thence N 90(degrees) 00' E, 36.30'; thence N 0(degrees) 00' W, 20.50'; thence N 90(degrees) 00' E, 72.26'; thence N 0(degrees) 00' W, 14.83'; thence N 90(degrees) 00' E, 110.50'; thence S 0(degrees) 00' W, 42.58'; thence N 90(degrees) 00' E, 26.00'; thence S 0(degrees) 00' W, 81.00'; thence N 90(degrees) 00' W, 51.00'; thence N 0(degrees) 00' W, 25.12'; thence N 90(degrees) 00' W, 85.50'; thence N 00(degrees) 00' W, 8.63'; thence N 90(degrees) 00' W, 72.26'; thence N 90(degrees) 00' W, 20.50'; thence N 0(degrees) 00' W, 36.30'; thence N 0(degrees) 00' W, 34.00' to the point of beginning; said land being 0.47 (plus or minus) acres;

                      NEW EVAPORATORS AND NEW TANKS AREA
                      ----------------------------------

     All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 62(degrees) 01' 33" E, 637.83' to the point of beginning (N 792,851.0, E 233,813.33); thence
N 90(degrees) 00' E, 246.67'; thence along an arc South and East 53.41' having a radius of 34.00' with a central angle of 90(degrees) 00'; thence S 0(degrees) 00' W, 135.33'; thence along an arc South and West 53.41' having a radius of 34.00' with a central angle of 90(degrees) 00'; thence N 90(degrees) 00' W, 34.00'; thence N 0(degrees) 00' W, 99.79'; thence N 90(degrees) 00' W, 69.00';
thence N 59(degrees) 47' 19" W, 91.42'; thence N 90(degrees) 00' W, 64.67';
thence N 0(degrees) 00' W, 57.54' to the point of beginning; said land being
0.72 (plus or minus) acres;

     (collectively, the "Unimproved Land"); less, in each case, any structures constructed and leased pursuant to a Lease Agreement dated July 1, 1977, and recorded in Deed Book 550 at Pages 51-94 (as amended to date, the "1977 Lease") under which Lessor leased to Georgia Kraft Company ("Georgia Kraft") a parcel of land in Russell County, Alabama as more particularly described in Exhibit A to the Lease (the "1977 Land"), together with certain items of equipment described in Exhibit B to the 1977 Lease (Georgia Kraft has assigned its interest in the 1977 Lease to Mead Coated Board, Inc.);

together with the following easements:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Board Premises (the 1977 Land less and except the 1988 Land) in order to provide all necessary or convenient ingress or egress between the Unimproved Land and railroads, public roads and highways and the Chattahoochee River and to permit passage between the Unimproved Land and the Board Premises;

          (b) An easement and right for the passage of pedestrians and vehicles and for the construction, erection, installation, operation, maintenance, renewal, replacement and use of material conveying systems, including without limitation pipelines, through any part of the Board Premises necessary or convenient in order to assure the passage of equipment, raw materials, items in the process of manufacture, and finished products from the Unimproved Land to the Board Premises, including without limitation such rights and easements as are necessary for the movement of personnel, vehicles and materials among and between the various parcels of land comprising the Board Premises in order to permit and facilitate the operation of the Project;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Board Premises, such pipes, conduits, and wires as are necessary or convenient to insure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Unimproved Land and the Project including, without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Board Premises; and

          (d) An easement and right to create and maintain upon the Board Premises encroachments of equipment, structures or other improvements which will be included on the Unimproved Land and within the Project as presently planned, and any similar replacements or substitutions of portions of the Project for as long as any such equipment, structures or other improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect any such equipment, structure or other improvements to any structure or improvement on the Board Premises;

but subject to the following easements over the Unimproved Land in favor of the Board Premises:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Unimproved Land in order to provide all necessary or convenient ingress and egress among and between all portions of the Board Premises and between the Board Premises and the Unimproved Land, including without limitation portions on which additional improvements may be erected, and railroads, public works and highways and the Chattahoochee River and to permit passage among and between the various parcels of land comprising the Board Premises;

          (b) An easement and right for the passage of pedestrians, vehicles, and for the construction, installation, operation, maintenance, renewal, replacement and use of material conveyance systems, including without limitation, pipelines, through any part of the Unimproved Land necessary or convenient in order to assure the passage of equipment, and finished products from one portion of the Board Premises to another or between the Board Premises and the Unimproved Land, including, without limitation such rights and easements as are necessary for the movement of personnel, vehicles and material among and between the various parcels of land comprising the Board Premises in order to permit and facilitate the operation of any facilities located on the Board Premises;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Unimproved Land, such pipes, conduits, and wires and appurtenances as are necessary or convenient to assure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Board Premises, including without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Unimproved Land; and

          (d) An easement and right to maintain any present equipment, structures or other improvements included within the facilities presently located on the Board Premises as encroachments upon the Unimproved Land as long as any such equipment, structures or other improvements remain standing, and to construct and maintain similar encroachments on the Unimproved Land in respect of any additional improvements constructed adjacent to the Unimproved Land, as long as any such additional improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect such additional improvements to any structure or any improvements on the Unimproved Land.

                                  EXHIBIT "B"

                                      to

                            Lease Agreement between
                     THE INDUSTRIAL DEVELOPMENT BOARD OF
                       THE CITY OF PHENIX CITY, ALABAMA
                                      and
                           MEAD COATED BOARD, INC.
                         dated as of December 1, 1988

                    PROJECT SUMMARY - INDUSTRIAL FACILITIES

                            RUSSELL COUNTY, ALABAMA

The Project in an expansion of an existing coated linerboard mill (the "Mill") in Russell County, Alabama owned by the Board and leased to the Company. The Project consists primarily of a paper machine to product coated linerboard, such machine having an annual production capacity of approximately 400,000 tons of coated linerboard. The Project also includes other related facilities, including an expansion of and additions to the existing wood yard and wood handling equipment; a new bleach plant; a new recovery boiler; and a substantial expansion of the Mill's existing effluent treatment system.

                                FIRST AMENDMENT
                                ---------------
                                      TO
                                      --
                                LEASE AGREEMENT
                                ---------------


          THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of March 1, 1989, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA (the "Board"), a public body corporate and politic duly organized and existing under the Constitution and laws of the State of Alabama, and MEAD COATED BOARD, INC., a Delaware corporation (the "Company").

                                R E C I T A L S
                                - - - - - - - -

          The Board has previously issued and sold $85,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A (the "Series 1988A Bonds"), pursuant to a Trust Indenture, dated as of December 1, 1988 (the "Original Indenture"), from the Board to AmSouth Bank N.A., as Trustee (the "Trustee").

          The Board has used the proceeds of the sale of the Series 1988A Bonds for use in the payment of outstanding industrial development temporary borrowing notes (the "Notes") issued by the Board for the purpose of funding the acquisition, construction and installation of a coated natural kraft mill and related facilities (the "Project") in connection with certain industrial facilities located near Phenix City, Alabama. The Project is owned by the Board and leased to the Company pursuant to a Lease Agreement dated as of December 1, 1988 (the "Agreement"). The Agreement obligates the Company to make rental payments in such amounts and at such times as will provide for the payment of the principal and interest on the Series 1988A Bonds as the same becomes due and payable.

          Under Article IV of the Original Indenture, the Board is permitted to issue Additional Bonds (as defined in the Original Indenture) in order to pay additional Notes issued by the Board in connection with the Project. In that connection, the Board is issuing $43,000,000 in aggregate principal amount of Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989A (the "Series 1989A Bonds"), pursuant to the Indenture as supplemented by a First Supplemental Trust Indenture dated as of March 1, 1989 (the "Supplemental Indenture") from the Board to the Trustee. The Original Indenture as supplemented by the Supplemental Indenture is hereinafter referred to as the "Indenture".

          NOW, THEREFORE, as contemplated by Section 4.5 of the Agreement and in accordance with Section 1501 of the Original Indenture, the parties hereto desire to amend the Agreement as follows:

                                   ARTICLE I

                     PROVISIONS FOR AMENDING THE AGREEMENT
                     -------------------------------------

          Section 1.1  Amendment of Section 5.3 of the Agreement. The term
          -----------  -----------------------------------------
"Bonds" as used in Section 5.3 of the Agreement shall include the Series 1989A Bonds.

          Section 1.2  Terms of Agreement Applicable to Series 1989A Bonds. All
          -----------  ---------------------------------------------------
terms, conditions, representations and covenants set forth in the Agreement applicable to the Series 1988A Bonds and not specifically otherwise provided for in the Indenture, any supplements thereto or the Agreement, shall apply with full force and effect to the Series 1989A Bonds. Without limiting the foregoing, all references in the Agreement to the "Bonds" shall be deemed to mean the Series 1988A Bonds and the Series 1989A Bonds, including without limitation the provisions of Section 5.3 of the Agreement relating to the payment of rents.

          Section 1.3  Representations and Warranties by the Board. The Board
          -----------  -------------------------------------------
     makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a) Organization and Authority. The Board is a public corporation duly
              --------------------------
     organized and validly existing under the provisions of the Act by authority of a resolution adopted by the Board of Commissioners of the City on June 14, 1960 and a Certificate of Incorporation duly filed for record on October 17, 1960, in the office of the Judge of Probate of Russell County, Alabama, which Certificate of Incorporation has not been amended or been revoked and is of full force and effect. The Board has all requisite power and authority under the Act (1) to issue the Series 1989A Bonds, (2) to use the proceeds thereof to refund the Notes issued to pay the cost to acquire, construct and install the Project, (3) to own, lease, encumber and dispose of the Project, and (4) to enter into, and perform its obligations under, the Indenture, the Agreement and this Amendment. This Amendment and the Supplemental Indenture have been duly authorized, executed and delivered by the Board and are legal, valid and binding agreements enforceable against the Board in accordance with their respective terms.

          (b) Pending Litigation. There are no actions, suits, proceedings,
              ------------------
     inquiries or investigations pending, or to the knowledge of the Board threatened, against or affecting the Board in any court or before any governmental authority or arbitration board or tribunal, which adversely affect the validity or enforceability of the Series 1989A Bonds, the Indenture, the Agreement, this Amendment, or any agreement or instrument to which the Board is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby.

          (c) Issue, Sale and Other Transactions Are Legal and Authorized. The
              -----------------------------------------------------------
     issue and sale or the Series 1989A Bonds and the execution and delivery by the Board of the Supplemental Indenture and this Amendment and the compliance by the Board with all of the provisions of each thereof and of the Series 1989A Bonds (i) are within the purposes, powers and authority of the Board, (ii) to the best of the knowledge of the Board, have been done in full compliance with the provisions of the Act, are legal and will not conflict with or constitute on the part of the Board a violation of or a breach of or default under, or result in the creation of any lien or encumbrance (other than Permitted Encumbrances under the Agreement) upon any property of the Board under the provisions of, its certificate of incorporation or Bylaws, or any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Board is a party or by which the Board is bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Board or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Board.

          (d) Governmental Consents. Neither the nature of the Board nor any of
              ---------------------
     its activities or properties, nor any relationship between the Board and any other person, nor any circumstance in connection with the offer, issue, sale or delivery of any of the Series 1989A Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Board in connection with the execution, delivery and performance of the Supplemental Indenture and this Amendment, or the offer, issue, sale or delivery of the Series 1989A Bonds, other than (i) the filing with the Alabama Securities Commission of the notification of the Board's intention to issue the Series 1989A Bonds required by Act No. 586 enacted at the 1978 Regular Session of the Legislature of the State and the issuance by the Director of the Alabama Securities Commission of such Certificate of

     Notification as may be required by said Act, and (ii) the due filing and recording of this Amendment, the Supplemental Indenture and the financing statements covering the security interests created hereunder and under the Indenture. The Board has filed the notification referred to in (i) of the preceding sentence and the Director of the Alabama Securities Commission has issued a Certificate of Notification applicable to the Series 1989A Bonds, which Certificate of notification has not been revoked or rescinded and is in full force and effect.

          (e) No Defaults.  The Board is not in default under the Act or under
              -----------
     its Certificate of Incorporation or Bylaws or any other agreement or instrument to which it is a party or by which is bound.

          Section 1.4  Representations and Warranties by the Company. The
          -----------  ---------------------------------------------
Company makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority to carry on its business as now being conducted and as presently proposed to be conducted, and (ii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in the State.

          (b) The Company has the corporate power and has been duly authorized to enter into this Amendment and to perform all of its obligations hereunder.

          (c) The willingness of the Board to issue the Series 1989A Bonds for purposes of financing costs of acquiring, constructing, and installing the Project, and to lease the Project to the Company, has induced the Company to locate the Project within the State of Alabama and, more particularly, within 25 miles of the City.

          (d) The Company is not subject to any contractual or other limitation or provision of any nature whatsoever which in any material way limits, restricts or prevents the Company from entering into this Amendment, or performing any of its obligations hereunder; and the execution and delivery of this Amendment, the consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this

     Amendment will not conflict with or result in a breach of the terms, conditions or provisions of any restriction, agreement or instrument to which the Company is a party or by which it is bound, or constitute a default under any of the foregoing.

          (e) No event has occurred and no condition exists that would constitute an "Event of Default" under the Agreement or this Amendment which, with the lapse of time or with the giving of notice or both, would become an "Event of Default" under the Agreement or this Amendment.

          (f) To the best of its knowledge and belief, the Company is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject and has no failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under this Amendment.

                                  ARTICLE II

                                 MISCELLANEOUS
                                 -------------

          Section 2.1  Agreement and Amendment as One Document. As amended by
          -----------  ---------------------------------------
this Amendment, the Agreement is in all respects ratified and confirmed and the Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

          Section 2.2  References. All references herein or in the Agreement to
          -----------  ----------
any Article, Section or provision of the Agreement shall refer to any such Article, Section or provision as hereby amended.

          Section 2.3  Counterparts. This Amendment may be simultaneously
          -----------  ------------
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          Section 2.4  Captions. The captions or headings in this Amendment are
          -----------  --------
for convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

          Section 2.5  Applicable Law. This Amendment shall be construed in
          -----------
accordance with the laws of the State of Alabama.

          IN WITNESS WHEREOF, the Board and the Company have caused this Amendment to be executed in their respective corporate names as of the date first written above.

                                       THE INDUSTRIAL DEVELOPMENT BOARD OF
                                       THE CITY OF PHENIX CITY, ALABAMA

                                       By: Kenneth A. Roberts
                                           -------------------------------------
                                           Chairman


                                       MEAD COATED BOARD, INC.

                                       By: W. D. Bloebaum, Jr.
                                           -------------------------------------
                                           Title: Treasurer

                            ACKNOWLEDGMENT OF BOARD

STATE OF ALABAMA

COUNTY OF RUSSELL

          I, Sydney S. Smith, a Notary Public in and for said County in said State, hereby certify that Kenneth A. Roberts, whose name as Chairman of the Board of Directors of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA, a public corporation and instrumentality under the laws of the State of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

          GIVEN under my hand and seal of office, this 24th day of February, 1989.

                                       /s/ Sydney S Smith
                                       -------------------
                                           Notary Public

(SEAL)
                                       My commission expires: 2/25/92

                           ACKNOWLEDGMENT OF COMPANY

STATE OF OHIO

COUNTY OF MONTGOMERY

          I, ____________________, A Notary Public in and for said County in said State, hereby certify that William D. Bloebaum, Jr., whose name as Treasurer of MEAD COATED BOARD, INC., a corporation organized and existing under the laws of the State of Delaware, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

          GIVEN under my hand and seal of office, this 1st day of March, 1989.


                                       /s/ Charity K. Burgess
                                       -------------------------
                                       Notary Public

(SEAL)

                                       My commission expires: July 29, 1989

                                  EXHIBIT "A"

                                      to

                  First Amendment To Lease Agreement between
                      THE INDUSTRIAL DEVELOPMENT BOARD OF
                       THE CITY OF PHENIX CITY, ALABAMA
                                      and
                            MEAD COATED BOARD, INC.
                           dated as of March 1, 1989

                          DESCRIPTION OF PROJECT LAND
                          ---------------------------

The Project Land includes the following property:

              NEW RECLAIM PLATE FEED AND CONVEYOR AREA (C-28511),
              ---------------------------------------------------

                CHIPS CONVEYOR TO SCREEN HOUSE AREA (C-28513),
                ----------------------------------------------

                     AND CHIPS SCREEN HOUSE AREA (C-28515)
                     -------------------------------------

          All that portion of land and structures lying 13' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 63 degrees 51' 31" E, 790.90' to the point of beginning; thence N 90 degrees 00'
W, 82.00; thence S 0' 00" W, 8.75'; thence N 90 degrees 00' W, 232.22'; thence S
15 degrees 17' 15" E, 479.72' to a point on the northmost side of a rectangular area (Chip Screen House) which parallels last said course and is 75.0' north to south (7.00' of which is west of last said course) by 49.0' east to west; said rectangular area being the point of ending; said land being 0.56+ acres;

                 CHIPS CONVEYOR TO PINE STORAGE AREA (C-28538)
                 ---------------------------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, plus 14 N, R 30 E, County of Russell, State of Alabama; thence N 45 degrees 24' 34" E, 692.79' to the point of beginning; thence S 36 degrees 51' 02" E, 454.94' to the point of ending; said land being 0.29 (plus or minus) acres;

            CHIPPER DISCHARGE CONVEYOR AREA (C-28536) AND CHIPS TO
            ------------------------------------------------------

                   HARDWOOD STORAGE CONVEYOR AREA (C-28537)
                   ----------------------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 71 degrees 34' 06" E, 600.24' to the point of beginning; thence S 71 degrees 04' 32" E, 640.91'; thence N 50 degrees 08' 32" E, 61.59' to the point of ending; said land being 0.45 (plus or minus) acres;

                   CHIP CONVEYOR TO DIGESTER AREA (C-28521),
                   -----------------------------------------

                  CHIP CONVEYOR TO SURGE BIN AREA (C-28519),
                  ------------------------------------------

                         AND CHIP SILO AREA (C-28520)
                         ----------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence S 48 degrees 21' 59" W, 84.29' to the point of beginning; thence S 56 degrees 07' 32" E, 319.22' to the center of a circular area (Chip Silo) with a radius of 15.00' and a central angle of 360 degrees 00' bounded by a rectangular structure 32' -6" (plus or minus) East-West and 32' -6" (plus or minus) North-South; thence N 82 degrees 51' 32" E, 355.48' to the point of ending; said land being 0.45 (plus or minus) acres;

                  NEW WASHER FACILITY AND BATCH DIGESTER AREA
                  -------------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 48 degrees 06' 06" W, 35.94' to the point of beginning (N 792,374.0, E 234,473.25); thence S 0 degrees 00' W, 133.50'; thence N 90 degrees 00' W, 103.39'; thence S 0 degrees 00' W, 103.50'; thence 90 degrees 00' W, 48.00'; thence N 0 degrees 00' W, 55.75'; thence N, 90 degrees 00' W, 80.00'; thence S 0 degrees 00' W, 42.75'; thence, N 90 degrees 00' W, 63.00'; thence N 0 degrees 00' W, 110.00'; thence N 45 degrees 00' E, 55.00'; thence N 0 degrees 00' W, 23.11'; thence N 90 degrees 00' E, 23.00'; thence N 0 degrees 00' W, 23.25'; thence N 90 degrees 00' E, 170.00'; thence N 0 degrees 00' W, 28.75'; thence N 90 degrees 00' E, 62.50' to the point of beginning; said area being 1.01 (plus or minus) acres;


            MILL WATER COOLING TOWER AND NEW REACTOR CLARIFIER AREA
            -------------------------------------------------------

         All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

         Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 48 degrees 46' 07" W, 591.71' to the point of beginning (N 791,960.0 E 234,055.0); thence S 0 degrees 00' W, 170.00'; thence N 90 degrees 00' W, 111.00; thence N 0 degrees 00' W, 170.00'; thence N 90 degrees 00' E, 111.00' to the point of beginning; said land being 0.43 (plus or minus) acres;

                       TURPENTINE RECOVERY FACILITY AREA
                       ---------------------------------

         All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

         Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 63 degrees 26' 06" W, 11.18' to the point of beginning
     (N 792,345.0, E 234,490.0); thence N 0' 00" W, 30.00'; thence N 90 degrees
     00" E, 20.00'; thence S 0 degrees 00' W, 30.00'; thence N 90 degrees 00' W, 20.00' to the point of beginning; said land being 0.01 (plus or minus) acres;

          LOG STORAGE AREA (C-28522), LOG FEED DECKS AREA (C-28523),
          ----------------------------------------------------------

           DRUM AREA (C-28525), VIBRATING CONVEYORS AREA (C-28532),
           --------------------------------------------------------

              CHIPPER POWER FEED ROLLS AREA (C-28528), CHIP BLDG.
              ---------------------------------------------------

          AREA (C-28535), AND BARK COLLECTING CONVEYOR AREA (C-28531)
          -----------------------------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00 of the West Zone of the State of Georgia Coordinate System; thence N 80(degrees) 22' 54" E, 879.79' to the point of beginning; thence N 0(degrees) 00' W, 326.00'; thence N 90(degrees) 00' E, 711.08'; thence S
     0(degrees) 00' W, 326.00'; thence N 90(degrees) 00' W, 328.00'; thence S
     0(degrees) 00' W, 188.00'; thence N 90(degrees) 00' W, 50.00'; thence N 0(degrees) 00' W, 188.00'; thence N 90(degrees) 00' W, 333.08' to the point of beginning; said land being 5.54 (plus or minus) acres;

                        AREA "B" MAINTENANCE SHOP AREA
                        ------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 11(degrees) 04' 57" W, 197.69' to the point of beginning (N 792,156.0, E 234,462.0); thence S 0(degrees) 00" W, 82.00'; thence N
     90(degrees) 00" W, 52.00'; thence N 0(degrees) 00' W, 82.00'; thence N 90(degrees) 00' E, 52.00 to the point of beginning; said land being 0.10 (plus or minus) acres;


                       NEW LIM KILN/RECAUSTICIZING AREA
                       --------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence N 70(degrees) 51' 29" E, 267.79' to the point of beginning (793,238.0 E 233,503.0); thence N 90(degrees)

     00' E, 399.23'; thence S 0' 00' W, 50.00'; thence N 90 degrees 00' E,
     45.00'; thence S 0 degrees 00' W, 78.00'; thence N 90 degrees 00' W, 444.23'; thence N 0 degrees 00' W, 128.00' to the point of beginning; said land being 1.25 (plus or minus) acres;

                          NO. 2 RECOVERY BOILER AREA
                          --------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 40 degrees 16' 34" E, 439.77' to the point of beginning (N 792,814.67, E 233,534.32'); thence N 90 degrees 00' E, 36.30'; thence N 0 degrees 00' W, 20.50'; thence N 90 degrees 00' E, 72.26'; thence N 0 degrees 00' W, 14.83'; thence N 90 degrees 00' E, 110.50'; thence S 0 degrees 00' W, 42.58'; thence N 90 degrees 00' E, 26.00'; thence S 0' 00' W, 81.00'; thence N 90 degrees 00' W, 51.00'; thence N 0 degrees 00" W, 25.12'; thence N 90 degrees 00' W, 85.50'; thence N 00 degrees 00' W, 8.63'; thence N 90 degrees 00' W, 72.26'; thence N 90 degrees 00' W, 20.50'; thence N 0 degrees 00' W, 36.30'; thence N 0 degrees 00' W, 34.00' to the point of beginning; said land being 0.47 (plus or minus) acres;

                      NEW EVAPORATORS AND NEW TANKS AREA
                      ----------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 62 degrees 01' 33" E, 637.83' to the point of beginning (N 792,851.0, E 233,813.33); thence N 90 degrees 00' E, 246.67'; thence along an arc South and East 53.41' having a radius of 34.00' with a central angle of 90 degrees 00'; thence S 0 degrees 00' W, 135.33'; thence along an arc South and West 53.41' having a radius of 34.00' with a central angle of 90 degrees 00'; thence N 90 degrees 00' W, 34.00'; thence N 0 degrees 00' W, 99.79'; thence N 90 degrees 00' W, 69.00'; thence N 59 degrees 47' 19" W, 91.42'; thence N 90 degrees 00' W, 64.67'; thence N 0 degrees 00' W, 57.54'
     to the point of beginning; said land being 0.72 (plus or minus) acres;

     (collectively, the "Unimproved Land"); less, in each case, any structures constructed and leased pursuant to a Lease Agreement dated July 1, 1977, and recorded in Deed Book 550 at Pages 51-94 (as amended to date, the "1977 Lease") under which Lessor leased to Georgia Kraft Company ("Georgia Kraft") a parcel of land in Russell County, Alabama as more particularly described in Exhibit A to the Lease (the "1977 Land"), together with certain items of equipment described in Exhibit B to the 1977 Lease (Georgia Kraft has assigned its interest in the 1977 Lease to Mead Coated Board, Inc.);

together with the following easements:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Board Premises (the 1977 Land less and except the 1988 Land) in order to provide all necessary or convenient ingress or egress between the Unimproved Land and railroads, public roads and highways and the Chattahoochee River and to permit passage between the Unimproved Land and the Board Premises;

          (b) An easement and right for the passage of pedestrians and vehicles and for the construction, erection, installation, operation, maintenance, renewal, replacement and use of material conveying systems, including without limitation pipelines, through any part of the Board Premises necessary or convenient in order to assure the passage of equipment, raw materials, items in the process of manufacture, and finished products from the Unimproved Land to the Board Premises, including without limitation such rights and easements as are necessary for the movement of personnel, vehicles and materials among and between the various parcels of land comprising the Board Premises in order to permit and facilitate the operation of the Project;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Board Premises, such pipes, conduits, and wires as are necessary or convenient to insure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Unimproved Land and the Project including, without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Board Premises; and

          (d) An easement and right to create and maintain upon the Board Premises encroachments of equipment, structures or other improvements which will be included on the Unimproved Land and within the Project as presently planned, and any similar replacements or substitutions of portions of the Project for as long as any such equipment, structures or other improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect any such equipment, structure or other improvements to any structure or improvement on the Board Premises;

but subject to the following easements over the Unimproved Land in favor of the Board Premises:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Unimproved Land in order to provide all necessary or convenient ingress and egress among and between all portions of the Board Premises and between the Board Premises and the Unimproved Land, including without limitation portions on which additional improvements may be erected, and railroads, public works and highways and the Chattahoochee River and to permit passage among and between the various parcels of land comprising the Board Premises;

          (b) An easement and right for the passage of pedestrians, vehicles, and for the construction, installation, operation, maintenance, renewal, replacement and use of material conveyance systems, including without limitation, pipelines, through any part of the Unimproved Land necessary or convenient in order to assure the passage of equipment, and finished products from one portion of the Board Premises to another or between the Board Premises and the Unimproved Land, including, without limitation such rights and easements as are necessary for the movement of personnel, vehicles and material among and between the various parcels of land comprising the Board Premises in order to permit and facilitate the operation of any facilities located on the Board Premises;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Unimproved
     Land, such pipes, conduits, and wires and appurtenances as are necessary or convenient to assure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Board Premises, including without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Unimproved Land; and

          (d) An easement and right to maintain any present equipment, structures or other improvements included within the facilities presently located on the Board Premises as encroachments upon the Unimproved Land as long as any such equipment, structures or other improvements remain standing, and to construct and maintain similar encroachments on the Unimproved Land in respect of any additional improvements constructed adjacent to the Unimproved Land, as long as any such additional improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect such additional improvements to any structure or any improvements on the Unimproved Land.

                             CONSENT OF BONDHOLDER
                             ---------------------


          MEAD COATED BOARD, INC., as holder of all of the outstanding Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A of the Industrial Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing First Amendment to Lease Agreement, dated as of March 1, 1989, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of December 1, 1988, between the Board and Mead Coated Board, Inc. and directs AmSouth Bank N.A., as trustee, to consent to the execution and delivery of the same.

          IN WITNESS WHEREOF, Mead Coated Board, Inc. has caused this Consent of Bondholder to be executed in its name and behalf as of March 1, 1989.

                                           MEAD COATED BOARD, INC.




                                           By: /s/ W. D. Bloebaum, Jr.
                                              ------------------------------
                                              Title:

                              CONSENT OF TRUSTEE
                              ------------------


          AMSOUTH BANK N.A., as Trustee under the Trust Indenture, dated as of December 1, 1988, from the Industrial Development Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing First Amendment to Lease Agreement, dated as of March 1, 1989, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of December 1, 1988, between the Board and Mead Coated Board, Inc.

          IN WITNESS WHEREOF, AmSouth Bank N.A. has caused this Consent of Trustee to be executed in its name and behalf as of March 1, 1989.

                                           AMSOUTH BANK N.A., as Trustee



                                           By: /s/ T. Franklin Caley
                                              ------------------------------
                                              Title: Vice President and
                                                     Corporate Trust Officer

                               SECOND AMENDMENT
                               ----------------

                                      TO
                                      --
                                LEASE AGREEMENT
                                ---------------

          THIS SECOND AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of April 1, 1989, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA (the "Board"), a public body corporate and politic duly organized and existing under the Constitution and laws of the State of Alabama, and MEAD COATED BOARD, INC., a Delaware corporation (the "Company").

                                R E C I T A L S
                                ---------------

          The Board has previously issued and sold $85,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A (the "Series 1988A Bonds"), and $43,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989A (the "Series 1989A Bonds") pursuant to a Trust Indenture, dated as of December 1, 1988 (the "Original Indenture"), as supplemented by a First Supplemental Trust Indenture dated as of March 1, 1989 (collectively, the "Indenture") from the Board to AmSouth Bank N.A., as Trustee (the "Trustee").

          The Board has used the proceeds of the sale of the Series 1988A Bonds and the Series 1989A Bonds for the payment of outstanding industrial development temporary borrowing notes (the "Notes") issued by the Board for the purpose of funding the acquisition, construction and installation of a coated natural kraft mill and related facilities (the "Project") in connection with certain industrial facilities located near Phenix City, Alabama. The Project is owned by the Board and leased to the Company pursuant to a Lease Agreement dated as of December 1, 1988, as amended by the First Amendment To Lease Agreement dated as of March 1, 1989 (collectively, the "Agreement"). The Agreement obligates the Company to make rental payments in such amounts and at such times as will provide for the payment of the principal and interest on the Series 1988A Bonds and the Series 1989A Bonds as the same becomes due and payable.

          Under Article IV of the Original Indenture, the Board is permitted to issue Additional Bonds (as defined in the Original Indenture) in order to pay additional Notes issued by the Board in connection with the Project. In that connection, the Board is issuing $45,000,000 in aggregate principal amount of Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989B (the "Series 1989B Bonds"), pursuant to the Indenture as supplemented by a Second Supplemental Trust Indenture dated as of April 1, 1989 (the "Second Supplemental Indenture") from the Board to the Trustee. The Indenture as supplemented by the Second Supplemental Indenture is hereinafter referred to as the "Indenture".

          NOW, THEREFORE, as contemplated by Section 4.5 of the Agreement and in accordance with Section 1501 of the Original Indenture, the parties hereto desire to amend the Agreement as follows:


                                   ARTICLE I

                     PROVISIONS FOR AMENDING THE AGREEMENT
                     -------------------------------------

          Section 1.1 Amendment of Section 5.3 of the Agreement. The term
          ----------- -----------------------------------------
"Bonds" as used in Section 5.3 of the Agreement shall include the Series 1989B Bonds.

          Section 1.2 Terms of Agreement Applicable to Series 1989B Bonds. All
          ----------- ---------------------------------------------------
terms, conditions, representations and covenants set forth in the Agreement applicable to the Series 1988A Bonds and not specifically otherwise provided for in the Indenture, any supplements thereto or the Agreement, shall apply with full force and effect to the Series 1989B Bonds. Without limiting the foregoing, all references in the Agreement to the "Bonds" shall be deemed to mean the Series 1988A Bonds, the Series 1989A Bonds and the Series 1989B Bonds, including without limitation the provisions of Section 5.3 of the Agreement relating to the payment of rents.

          Section 1.3 Representations and Warranties by the Board. The Board
          ----------- -------------------------------------------
makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a) Organization and Authority. The Board is a public corporation duly
              --------------------------
organized and validly existing under the provisions of the Act by authority of a resolution adopted by the Board of Commissioners of the City on June 14, 1960 and a Certificate of Incorporation duly filed for record on October 17, 1960, in the office of the Judge of Probate of Russell County, Alabama, which Certificate of Incorporation has not been amended or been revoked and is of full force and effect. The Board has all requisite power and authority under the Act (1) to issue the Series 1989B Bonds, (2) to use the proceeds thereof to refund the Notes issued to pay the cost to acquire, construct and install the Project, (3) to own, lease, encumber and dispose of the Project, and (4) to enter into, and perform its obligations under, the Indenture, the Agreement and this Amendment. This Amendment and the Second Supplemental Indenture have been duly authorized, executed and delivered by the Board and are legal, valid and binding agreements enforceable against the Board in accordance with their respective terms.

          (b)  Pending Litigation. There are no actions, suits, proceedings,
               ------------------
     inquiries or investigations pending, or to the knowledge of the Board threatened, against or affecting the Board in any court or before any governmental authority or arbitration board or tribunal, which adversely affect the validity or enforceability of the Series 1989B Bonds, the Indenture, the Agreement, this Amendment, or any agreement or instrument to which the Board is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby.

          (c)  Issue, Sale and Other Transactions Are Legal and Authorized. The
               -----------------------------------------------------------
     issue and sale of the Series 1989B Bonds and the execution and delivery by the Board of the Second Supplemental Indenture and this Amendment and the compliance by the Board with all of the provisions of each thereof and of the Series 1989B Bonds (i) are within the purposes, powers and authority of the Board, (ii) to the best of the knowledge of the Board, have been done in full compliance with the provisions of the Act, are legal and will not conflict with or constitute on the part of the Board a violation of or a breach of or default under, or result in the creation of any lien or encumbrance (other than Permitted Encumbrances under the Agreement) upon any property of the Board under the provisions of, its certificate of incorporation or Bylaws, or any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Board is a party or by which the Board is bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Board or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Board.

          (d)  Governmental Consents. Neither the nature of the Board nor any
               ---------------------
     of its activities or properties, nor any relationship between the Board and any other person, nor any circumstance in connection with the offer, issue, sale or delivery of any of the Series 1989B Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Board in connection with the execution, delivery and performance of the Second Supplemental Indenture and this Amendment, or the offer, issue, sale or delivery of the Series 1989B Bonds, other than (i) the filing with the Alabama Securities Commission of the notification of the Board's intention to issue the Series 1989B Bonds required by Act No. 586 enacted at the 1978 Regular Session of the Legislature of the State and the issuance by the Director of the Alabama Securities Commission of such Certificate of Notification as may be required by said Act, and (ii) the due filing and recording of this Amendment, the Second Supplemental Indenture and the financing statements covering the security interests created hereunder and under the Indenture. The Board has filed the notification referred to in
     (i) of the preceding sentence and the Director of the Alabama Securities Commission has issued a Certificate of Notification applicable to the Series 1989B Bonds, which Certificate of notification has not been revoked or rescinded and is in full force and effect.

          (e)  No Defaults. The Board is not in default under the Act or under
               -----------
     its Certificate of Incorporation or Bylaws or any other agreement or instrument to which it is a party or by which is bound.

          Section 1.4 Representations and Warranties by the Company. The Company
          ----------- ---------------------------------------------
makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority to carry on its business as now being conducted and as presently proposed to be conducted, and (ii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in the State.

          (b) The Company has the corporate power and has been duly authorized to enter into this Amendment and to perform all of its obligations hereunder.

          (c) The willingness of the Board to issue the Series 1989B Bonds for purposes of financing costs of acquiring, constructing, and installing the Project, and to lease the Project to the Company, has induced the Company to locate the Project within the State of Alabama and, more particularly, within 25 miles of the City.

          (d) The Company is not subject to any contractual or other limitation or provision of any nature whatsoever which in any material way limits, restricts or prevents the Company from entering into this Amendment, or performing any of its obligations hereunder; and the execution and delivery of this Amendment, the consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Amendment will not conflict with or result in a breach of the terms, conditions or provisions of any restriction, agreement or instrument to which the Company is a party or by which it is bound, or constitute a default under any of the foregoing.

          (e) No event has occurred and no condition exists that would constitute an "Event of Default" under the Agreement or this Amendment which, with the lapse of time or with the giving of notice or both, would become an "Event of Default" under the Agreement or this Amendment.

          (f) To the best of its knowledge and belief, the Company is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject and has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under this Amendment.


                                  ARTICLE II

                                 MISCELLANEOUS
                                 -------------

          Section 2.1 Agreement and Amendment as One Document.
          ----------- ---------------------------------------
As amended by this Amendment, the Agreement is in all respects ratified and confirmed and the Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

          Section 2.2  References.  All references herein or in the Agreement to
          -----------  ----------
any Article, Section or provision of the Agreement shall refer to any such Article, Section or provision as hereby amended.

          Section 2.3  Counterparts.  This Amendment may be simultaneously
          -----------  ------------
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          Section 2.4  Captions.  The captions or headings in this Amendment are
          -----------  --------
for convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

          Section 2.5  Applicable Law.  This Amendment shall be construed in
          -----------  --------------
accordance with the laws of the State of Alabama.

          IN WITNESS WHEREOF, the Board and the Company have caused this Amendment to be executed in their respective corporate names as of the date first written above.


                                        THE INDUSTRIAL DEVELOPMENT BOARD OF
                                        THE CITY OF PHENIX CITY, ALABAMA


                                        By:   /s/  Kenneth A. Roberts
                                            ----------------------------------
                                            Chairman



                                        MEAD COATED BOARD, INC.


                                        By:   /s/  W. D. Bloebaum, Jr.
                                            ----------------------------------
                                            Title:  Treasurer

                            ACKNOWLEDGMENT OF BOARD


STATE OF ALABAMA

COUNTY OF RUSSELL

          I, Sydney S. Smith, a Notary Public in and for said County in said State, hereby certify that Kenneth A. Roberts, whose name as Chairman of the Board of Directors of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA, a public corporation and instrumentality under the laws of the State of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

          GIVEN under my hand and seal of office, this  5th  day of April, 1989.
                                                       -----


                                             /s/  Sydney S. Smith
                                        -----------------------------------
                                                   Notary Public


(SEAL)
                                        My commission expires:    2/25/92
                                                               ------------

                           ACKNOWLEDGMENT OF COMPANY

STATE OF OHIO

COUNTY OF MONTGOMERY

          I, Jeffrey L. Hayman, Notary Public in and for said County in said State, hereby certify that William D. Bloebaum, Jr., whose name as Treasurer of MEAD COATED BOARD, INC., a corporation organized and existing under the laws of the State of Delaware, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

          GIVEN under my hand and seal of office, this ______ day of April ___, 1989.



                                                  /s/ Jeffrey L. Hayman
                                                  ---------------------
                                                      Notary Public


                                                  My commission expires:_____
(SEAL)

                                  EXHIBIT "A"

                                      to

                  Second Amendment To Lease Agreement between
                      THE INDUSTRIAL DEVELOPMENT BOARD OF
                       THE CITY OF PHENIX CITY, ALABAMA
                                      and
                            MEAD COATED BOARD, INC.
                           dated as of April 1, 1989


                          DESCRIPTION OF PROJECT LAND
                          ---------------------------

The Project Land includes the following property:


              NEW RECLAIM PLATE FEED AND CONVEYOR AREA (C-28511),
              ---------------------------------------------------

                 CHIPS CONVEYOR TO SCREEN HOUSE AREA (C-28513)
                 ---------------------------------------------,

                     AND CHIPS SCREEN HOUSE AREA (C-28515)
                     -------------------------------------

          All that portion of land and structures lying 13' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 63 degrees 51' 31" E, 790.90' to the point of beginning; thence N 90 degrees 00' W, 82.00; thence S 0' 00" W, 8.75'; thence N 90 degrees 00' W, 232.22'; thence S 15 degrees 17' 15" E, 479.72' to a point on the northmost side of a rectangular area (Chip Screen House) which parallels last said course and is 75.0' north to south (7.00' of which is west of last said course) by 49.0' east to west; said rectangular area being the point of ending; said land being 0.56+ acres;

                 CHIPS CONVEYOR TO PINE STORAGE AREA (C-28538)
                 ---------------------------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 45 degrees 24' 34" E, 692.79' to the point of beginning; thence S 36(degrees) 51' 02" E, 454.94' to the point of ending; said land being 0.29(plus or minus) acres;


            CHIPPER DISCHARGE CONVEYOR AREA (C-28536) AND CHIPS TO
            ------------------------------------------------------

                   HARDWOOD STORAGE CONVEYOR AREA (C-28537)
                   ----------------------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 71(degrees) 34' 06" E, 600.24' to the point of beginning; thence S 71(degrees) 04' 32" E, 640.91' thence N 50(degrees) 08' 32" E, 61.59' to the point of ending; said land being 0.45 (plus or minus) acres;


                   CHIP CONVEYOR TO DIGESTER AREA (C-28521),
                   -----------------------------------------

                  CHIP CONVEYOR TO SURGE BIN AREA (C-28519),
                  -----------------------------------------

                        AND CHIP SILO AREA (C-28520)
                        ----------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence S 48(degrees) 21' 59" W, 84.29' to the point of beginning; thence S 56(degrees) 07' 32" E, 319.22' to the center of a circular area (Chip Silo) with a radius of 15.00' and a central angle of 360(degrees) 00' bounded by a rectangular structure 32' -6" (plus or minus) East-West and 32' -6" (plus or minus) North-South; thence N 82(degrees) 51' 32" E, 355.48' to the point of ending; said land being 0.45 (plus or minus) acres;

                  NEW WASHER FACILITY AND BATCH DIGESTER AREA
                  -------------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 48(degrees) 06' 06" W, 35.94' to the point of beginning (N 792,374.0, E 234,473.25); thence S 0(degrees) 00' W, 133.50'; thence N
     90(degrees) 00' W, 103.39'; thence S 0(degrees) 00' W, 103.50'; thence
     90(degrees) 00' W, 48.00'; thence N 0(degrees) 00' W, 55.75'; thence N 90(degrees) 00' W, 80.00'; thence S 0(degrees) 00' W, 42.75'; thence N 90(degrees) 00' W. 63.00'; thence N 0(degrees) 00' W, 110.00'; thence N 45(degrees) 00' E, 55.00'; thence N 0(degrees) 00' W, 23.11'; thence N 90(degrees) 00' E, 23.00'; thence N 0(degrees) 00' W, 23.25'; thence N 90(degrees) 00' E, 170.00'; thence N 0(degrees) 00' W, 28.75'; thence N 90(degrees) 00' E, 62.50' to the point of beginning; said area being 1.01 (plus or minus) acres;

            MILL WATER COOLING TOWER AND NEW REACTOR CLARIFIER AREA
            -------------------------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 48(degrees) 46' 07" W, 591.71' to the point of beginning (N 791,960.0 E 234,055.0); thence S 0(degrees) 00' W, 170.00'; thence N
     90(degrees) 00' W, 111.00; thence N 0(degrees) 00' W, 170.00'; thence N 90(degrees) 00' E, 111.00' to the point of beginning; said land being 0.43 (plus or minus) acres;

                       TURPENTINE RECOVERY FACILITY AREA
                       ---------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 63(degrees) 26' 06" W, 11.18' to the point of beginning (N 792,345.0, E 234,490.0); thence N 0' 00" W, 30.00'; thence N 90(degrees)
     00" E, 20.00'; thence S 0(degrees) 00' W, 30.00'; thence N 90(degrees) 00'
     W, 20.00' to the point of beginning; said land being 0.01 (plus or minus) acres;

           LOG STORAGE AREA (C-28522), LOG FEED DECKS AREA (C-28523),
           ----------------------------------------------------------

            DRUM AREA (C-28525), VIBRATING CONVEYORS AREA (C-28532),
            --------------------------------------------------------

              CHIPPER POWER FEED ROLLS AREA (C-28528), CHIP BLDG.
              ---------------------------------------------------

          AREA (C-28535), AND BARK COLLECTING CONVEYOR AREA (C-28531)
          -----------------------------------------------------------


          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 80 degrees 22' 54" E, 879.79' to the point of beginning; thence N 0 degrees 00' W, 326.00'; thence N 90 degrees 00' E, 711.08'; thence S 0 degrees 00' W, 326.00'; thence N 90 degrees 00' W, 328.00'; thence S 0 degrees 00' W, 188.00'; thence N 90 degrees 00' W, 50.00'; thence N 0 degrees 00' W, 188.00'; thence N 90 degrees 00' W, 333.08' to the point of beginning; said land being 5.54 (plus or minus) acres;

                        AREA "B" MAINTENANCE SHOP AREA
                        ------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 11 degrees 04' 57" W, 197.69' to the point of beginning (N 792,156.0, E 234,462.0); thence S 0 degrees 00" W, 82.00'; thence N 90 degrees 00" W, 52.00'; thence N 0 degrees 00' W, 82.00'; thence N 90 degrees 00' E, 52.00 to the point of beginning; said land being 0.10 (plus or minus) acres;

                       NEW LIM KILN/RECAUSTICIZING AREA
                       --------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence N 70 degrees 51' 29" E, 267.79' to the point of beginning (793,238.0 E 233,503.0); thence N 90 degrees

     00' E, 399.23'; thence S 0(degrees) 00' W, 50.00'; thence N 90(degrees) 00'
     E, 45.00'; thence S 0(degrees) 00' W, 78.00'; thence N 90(degrees) 00' W, 444.23'; thence N 0(degrees) 00' W, 128.00' to the point of beginning; said land being 1.25 (plus or minus) acres;


                          No. 2 RECOVERY BOILER AREA
                          --------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 40(degrees) 16' 34" E, 439.77' to the point of beginning (N 792,814.67, E 233,534.32'); thence N 90(degrees) 00' E, 36.30'; thence N
     0(degrees) 00' W, 20.50'; thence N 90(degrees) 00' E, 72.26'; thence N 0(degrees) 00' W, 14.83'; thence N 90(degrees) 00' E, 110.50'; thence S 0(degrees) 00' W, 42.58'; thence N 90(degrees) 00' E, 26.00'; thence S 0(degrees) 00' W, 81.00'; thence N 90(degrees) 00' W, 51.00'; thence N 0(degrees) 00" W, 25.12'; thence N 90(degrees) 00' W, 85.50'; thence N 00(degrees) 00' W, 8.63'; thence N 90(degrees) 00' W, 72.26'; thence N 90(degrees) 00' W, 20.50'; thence N 0(degrees) 00' W, 36.30'; thence N 0(degrees) 00' W, 34.00' to the point of beginning; said land being 0.47 (plus or minus) acres;


                      NEW EVAPORATORS AND NEW TANKS AREA
                      ----------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 62(degrees) 01' 33" E, 637.83' to the point of beginning (N 792,851.0, E 233,813.33); thence N 90(degrees) 00' E, 246.67'; thence along an arc South and East 53.41' having a radius of 34.00' with a central angle of 90(degrees) 00'; thence S 0(degrees) 00' W, 135.33'; thence along an arc South and West 53.41' having a radius of 34.00' with a central angle of 90(degrees) 00'; thence N 90(degrees) 00' W, 34.00'; thence N 0(degrees) 00' W, 99.79'; thence N 90(degrees) 00' W, 69.00'; thence N 59(degrees) 47'
     19" W, 91.42'; thence N 90(degrees) 00' W, 64.67'; thence N 0(degrees) 00'
     W, 57.54' to the point of beginning; said land being 0.72 (plus or minus) acres;

     (collectively, the "Unimproved Land"); less, in each case, any structures constructed and leased pursuant to a Lease Agreement dated July 1, 1977, and recorded in Deed Book 550 at Pages 51-94 (as amended to date, the "1977 Lease") under which Lessor leased to Georgia Kraft Company ("Georgia Kraft") a parcel of land in Russell County, Alabama as more particularly described in Exhibit A to the Lease (the "1977 Land"), together with certain items of equipment described in Exhibit B to the 1977 Lease (Georgia Kraft has assigned its interest in the 1977 Lease to Mead Coated Board, Inc.);

together with the following easements:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Board Premises (the 1977 Land less and except the 1988 Land) in order to provide all necessary or convenient ingress or egress between the Unimproved Land and railroads, public roads and highways and the Chattahoochee River and to permit passage between the Unimproved Land and the Board Premises;

          (b) An easement and right for the passage of pedestrians and vehicles and for the construction, erection, installation, operation, maintenance, renewal, replacement and use of material conveying systems, including without limitation pipelines, through any part of the Board Premises necessary or convenient in order to assure the passage of equipment, raw materials, items in the process of manufacture, and finished products from the Unimproved Land to the Board Premises, including without limitation such rights and easements as are necessary for the movement of personnel, vehicles and materials among and between the various parcels of land comprising the Board Premises in order to permit and facilitate the operation of the Project;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Board Premises, such pipes, conduits, and wires as are necessary or convenient to insure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Unimproved Land and the Project including, without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Board Premises; and

          (d) An easement and right to create and maintain upon the Board Premises encroachments of equipment, structures or other improvements which will be included on the Unimproved Land and within the Project as presently planned, and any similar replacements or substitutions of portions of the Project for as long as any such equipment, structures or other improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect any such equipment, structure or other improvements to any structure or improvement on the Board Premises;

but subject to the following easements over the Unimproved Land in favor of the Board Premises:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Unimproved Land in order to provide all necessary or convenient ingress and egress among and between all portions of the Board Premises and between the Board Premises and the Unimproved Land, including without limitation portions on which additional improvements may be erected, and railroads, public works and highways and the Chattahoochee River and to permit passage among and between the various parcels of land comprising the Board Premises;

          (b) An easement and right for the passage of pedestrians, vehicles, and for the construction, installation, operation, maintenance, renewal, replacement and use of material conveyance systems, including without limitation, pipelines, through any part of the Unimproved Land necessary or convenient in order to assure the passage of equipment, and finished products from one portion of the Board Premises to another or between the Board Premises and the Unimproved Land, including, without limitation such rights and easements as are necessary for the movement of personnel, vehicles and material among and between the various parcels of land comprising the Board Premises in order to permit and faci1itate the operation of any facilities located on the Board Premises;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Unimproved Land, such pipes, conduits, and wires and appurtenances as are necessary or convenient to assure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Board Premises, including without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Unimproved Land; and

          (d) An easement and right to maintain any present equipment, structures or other improvements included within the facilities presently located on the Board Premises as encroachments upon the Unimproved Land as long as any such equipment, structures or other improvements remain standing, and to construct and maintain similar encroachments on the Unimproved Land in respect of any additional improvements constructed adjacent to the Unimproved Land, as long as any such additional improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect such additional improvements to any structure or any improvements on the Unimproved Land.

                             CONSENT OF BONDHOLDER
                             ---------------------

          MEAD COATED BOARD, INC., as holder of all of the outstanding Industrial Development Revenue Bonds (Mead Coated Board Project) Series 1988A of the Industrial Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Second Amendment To Lease Agreement dated as of April 1, 1989, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of December 1, 1988, as amended by a First Amendment To Lease Agreement dated as of March 1, 1989, between the Board and Mead Coated Board, Inc. and directs AmSouth Bank N.A., as Trustee, to consent to the execution and delivery of the same.

          IN WITNESS WHEREOF, Mead Coated Board, Inc. has caused this Consent of Bondholder to be executed in its name and behalf as of April 1, 1989.

                                       MEAD COATED BOARD, INC.

                                       By: W.D. Bloebaum, Jr.
                                           ---------------------------------
                                           Title:

                              CONSENT OF TRUSTEE
                              ------------------

          AMSOUTH BANK N.A., as Trustee under the Trust Indenture dated as of December 1, 1988, as supplemented by a First Supplemental Trust Indenture dated as of March 1, 1989, from the Industrial Development Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Second Amendment To Lease Agreement, dated as of March 1, 1989, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of December 1, 1988, as amended by a First Amendment To Lease Agreement dated as of March 1, 1989, between the Board and Mead Coated Board, Inc.

          IN WITNESS WHEREOF, AmSouth Bank N.A. has caused this Consent of Trustee to be executed in its name and behalf as of April 1, 1989.

                                       AMSOUTH BANK N.A., as Trustee




                                       By: /s/ David E. White
                                           --------------------------------
                                          Title:

                                THIRD AMENDMENT
                                ---------------

                                      TO
                                      --

                                LEASE AGREEMENT
                                ---------------

          THIS THIRD AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of June 1, 1989, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA (the "Board"), a public body corporate and politic duly organized and existing under the Constitution and laws of the State of Alabama, and MEAD COATED BOARD, INC., a Delaware corporation (the "Company").

                                R E C I T A L S
                                ---------------

          The Board has previously issued and sold $85,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A (the "Series 1988A Bonds"); $43,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989A (the "Series 1989A Bonds"); and $45,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989B (the "Series 1989B Bonds") pursuant to a Trust Indenture, dated as of December 1, 1988 (the "Original Indenture"), as supplemented by a First Supplemental Trust Indenture dated as of March 1, 1989 and a Second Supplemental Trust Indenture dated as of April 1, 1989 (collectively, the "Indenture") from the Board to AmSouth Bank N.A., as Trustee (the "Trustee").

          The Board has used the proceeds of the sale of the Series 1988A Bonds, the Series 1989A Bonds and the Series 1989B Bonds for the payment of outstanding industrial development temporary borrowing notes (the "Notes") issued by the Board for the purpose of funding the acquisition, construction and installation of a coated natural kraft mill and related facilities (the "Project") in connection with certain industrial facilities located near Phenix City, Alabama. The Project is owned by the Board and leased to the Company pursuant to a Lease Agreement dated as of December 1, 1988, as amended by the First Amendment To Lease Agreement dated as of March 1, 1989 and the Second Amendment To Lease Agreement dated as of April 1, 1989 (collectively, the "Agreement"). The Agreement obligates the

Company to make rental payments in such amounts and at such times as will provide for the payment of the principal and interest on the Series 1988A Bonds, the Series 1989A Bonds and the Series 1989B Bonds as the same becomes due and payable.

          Under Article IV of the Original Indenture, the Board is permitted to issue Additional Bonds (as defined in the Original Indenture) in order to pay additional Notes issued by the Board in connection with the Project. In that connection, the Board is issuing $37,000,000 in aggregate principal amount of Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989C (the "Series 1989C Bonds"), pursuant to the Indenture as supplemented by a Third Supplemental Trust Indenture dated as of June 1, 1989 (the "Third Supplemental Indenture") from the Board to the Trustee. The Indenture as supplemented by the Third Supplemental Indenture is hereinafter referred to as the "Indenture".

          NOW, THEREFORE, as contemplated by Section 4.5 of the Agreement and in accordance with Section 1501 of the Original Indenture, the parties hereto desire to amend the Agreement as follows:

                                   ARTICLE I

                     PROVISIONS FOR AMENDING THE AGREEMENT
                     -------------------------------------

          Section 1.1  Amendment of Section 5.3 of the Agreement.  The term
          -----------  -----------------------------------------
"Bonds" as used in Section 5.3 of the Agreement shall include the Series 1989C Bonds.

          Section 1.2  Terms of Agreement Applicable to Series 1989C Bonds.  All
          -----------  ---------------------------------------------------
terms, conditions, representations and covenants set forth in the Agreement applicable to the Series 1988A Bonds and not specifically otherwise provided for in the Indenture, any supplements thereto or the Agreement, shall apply with full force and effect to the Series 1989C Bonds. Without limiting the foregoing, all references in the Agreement to the "Bonds" shall be deemed to mean the Series 1988A Bonds, the Series 1989A Bonds, the Series 1989B Bonds and the Series 1989C Bonds including without limitation the provisions of Section 5.3 of the Agreement relating to the payment of rents.

          Section 1.3  Representations and Warranties by the Board. The Board
          -----------  -------------------------------------------
makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a) Organization and Authority.  The Board is a public corporation
              --------------------------
     duly organized and validly existing under the provisions of the Act by authority of a resolution adopted by the Board of Commissioners of the City on June 14, 1960 and a Certificate of Incorporation duly filed for record on October 17, 1960, in the office of the Judge of Probate of Russell County, Alabama, which Certificate of Incorporation has not been amended or been revoked and is of full force and effect. The Board has all requisite power and authority under the Act (1) to issue the Series 1989C Bonds, (2) to use the proceeds thereof to refund the Notes issued to pay the cost to acquire, construct and install the Project, (3) to own, lease, encumber and dispose of the Project, and (4) to enter into, and perform its obligations under, the Indenture, the Agreement and this Amendment. This Amendment and the Third Supplemental Indenture have been duly authorized, executed and delivered by the Board and are legal, valid and binding agreements enforceable against the Board in accordance with their respective terms.

          (b) Pending Litigation.  There are no actions, suits, proceedings,
              ------------------
     inquiries or investigations pending, or to the knowledge of the Board threatened, against or affecting the Board in any court or before any governmental authority or arbitration board or tribunal, which adversely affect the validity or enforceability of the Series 1989C Bonds, the Indenture, the Agreement, this Amendment, or any agreement or instrument to which the Board is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby.

          (c) Issue, Sale and Other Transactions Are Legal and Authorized.  The
              -----------------------------------------------------------
     issue and sale of the Series 1989C Bonds and the execution and delivery by the Board of the Third Supplemental Indenture and this Amendment and the compliance by the Board with all of the provisions of each thereof and of the Series 1989C Bonds (i) are within the purposes, powers and authority of the Board, (ii) to the best of the knowledge of the Board, have been done in full compliance with the provisions of the Act, are legal and will not conflict with or constitute on the part of the Board a violation of or a breach of or default under, or result in the creation of any lien or encumbrance (other than Permitted Encumbrances under the Agreement) upon any property of the Board under the provisions of, its certificate of incorporation or Bylaws, or any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Board is a party or by which the Board is bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Board or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Board.

          (d) Governmental Consents.  Neither the nature of the Board nor any of
              ---------------------
     its activities or properties, nor any relationship between the Board and any other person, nor any circumstance in connection with the offer, issue, sale or delivery of any of the Series 1989C Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Board in connection with the execution, delivery and performance of the Third Supplemental Indenture and this Amendment, or the offer, issue, sale or delivery of the Series 1989C Bonds, other than (i) the filing with the Alabama Securities Commission of the notification of the Board's intention to issue the Series 1989C Bonds required by Act No. 586 enacted at the 1978 Regular Session of the Legislature of the State and the issuance by the Director of the Alabama Securities Commission of such Certificate of Notification as may be required by said Act, and (ii) the due filing and recording of this Amendment, the Third Supplemental Indenture and the financing statements covering the security interests created hereunder and under the Indenture. The Board has filed the notification referred to in
     (i) of the preceding sentence and the Director of the Alabama Securities Commission has issued a Certificate of Notification applicable to the Series 1989C Bonds, which Certificate of notification has not been revoked or rescinded and is in full force and effect.

          (e) No Defaults.  The Board is not in default under the Act or under
              -----------
     its Certificate of Incorporation or Bylaws or any other agreement or instrument to which it is a party or by which is bound.

          Section 1.4  Representations and Warranties by the Company.  The
          -----------  ---------------------------------------------
Company makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority to carry on its business as now being conducted and as presently proposed to be conducted, and (iii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in the State.

          (b) The Company has the corporate power and has been duly authorized to enter into this Amendment and to perform all of its obligations hereunder.

          (c) The willingness of the Board to issue the Series 1989C Bonds for purposes of financing costs of acquiring, constructing, and installing the Project, and to lease the Project to the Company, has induced the Company to locate the Project within the State of Alabama and, more particularly, within 25 miles of the City.

          (d) The Company is not subject to any contractual or other limitation or provision of any nature whatsoever which in any material way limits, restricts or prevents the Company from entering into this Amendment, or performing any of its obligations hereunder; and the execution and delivery of this Amendment, the consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Amendment will not conflict with or result in a breach of the terms, conditions or provisions of any restriction, agreement or instrument to which the Company is a party or by which it is bound, or constitute a default under any of the foregoing.

          (e) No event has occurred and no condition exists that would constitute an "Event of Default" under the Agreement or this Amendment which, with the lapse of time or with the giving of notice or both, would become an "Event of Default" under the Agreement or this Amendment.

          (f) To the best of its knowledge and belief, the Company is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject and has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under this Amendment.

                                  ARTICLE II

                                 MISCELLANEOUS
                                 -------------

          Section 2.1  Agreement and Amendment as One Document.  As amended by
          -----------  ----------------------------------------
this Amendment, the Agreement is in all respects ratified and confirmed and the Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

          Section 2.2  References.  All references herein or in the Agreement to
          -----------  -----------
any Article, Section or provision of the Agreement shall refer to any such Article, Section or provision as hereby amended.

          Section 2.3  Counterparts.  This Amendment may be simultaneously
          -----------  -------------
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          Section 2.4  Captions.  The captions or headings in this Amendment are
          -----------  ---------
for convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

          Section 2.5  Applicable Law.  This Amendment shall be construed in
          -----------  ---------------
accordance with the laws of the State of Alabama.

          IN WITNESS WHEREOF, the Board and the Company have caused this Amendment to be executed in their respective corporate names as of the date first written above.
                                       THE INDUSTRIAL DEVELOPMENT BOARD OF
                                       THE CITY OF PHENIX CITY, ALABAMA

                                       By:  /s/ Kenneth A. Roberts
                                          -----------------------------------
                                          Chairman


                                       MEAD COATED BOARD, INC.

                                       By:__________________________________
                                          Title:  Treasurer

                               FOURTH AMENDMENT
                               ----------------

                                      TO
                                      --

                                LEASE AGREEMENT
                                ---------------


          THIS FOURTH AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of July 1, 1989, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA (the "Board"), a public body corporate and politic duly organized and existing under the Constitution and laws of the State of Alabama, and MEAD COATED BOARD, INC., a Delaware corporation (the "Company").

                                R E C I T A L S
                                ---------------

          The Board has previously issued and sold $85,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A (the "Series 1988A Bonds"); $43,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989A (the "Series 1989A Bonds"); $45,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989B (the "Series 1989B Bonds"); and $37,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project) Series 1989C (the "Series 1989C Bonds"), pursuant to a Trust Indenture, dated as of December 1, 1988 (the "Original Indenture"), as supplemented by a First Supplemental Trust Indenture dated as of March 1, 1989, a Second Supplemental Trust Indenture dated as of April 1, 1989 and a Third Supplemental Trust Indenture dated as of June 1, 1989 (collectively, the "Indenture"), from the Board to AmSouth Bank N.A., as Trustee (the "Trustee").

          The Board has used the proceeds of the sale of the Series 1988A Bonds, the Series 1989A Bonds, the Series 1989B Bonds and the Series 1989C Bonds for the payment of outstanding industrial development temporary borrowing notes (the "Notes") issued by the Board for the purpose of funding the acquisition, construction and installation of a coated natural kraft mill and related facilities (the "Project") in connection with certain industrial facilities located near Phenix City, Alabama. The Project is owned by the Board and leased to the Company pursuant to a Lease Agreement dated as of December 1, 1988, as amended by the First Amendment To Lease Agreement dated as of March 1, 1989, the Second Amendment To Lease Agreement dated as of April 1, 1989 and the Third Amendment To Lease Agreement dated as of June 1, 1989 (collectively the "Agreement"). The Agreement obligates the Company to make rental payments in such amounts and at such times as will provide for the payment of the principal and interest on the Series 1988A Bonds, the Series 1989A Bonds, the Series 1989B Bonds and the Series 1989C Bonds as the same becomes due and payable.

          Under Article IV of the Original Indenture, the Board is permitted to issue Additional Bonds (as defined in the Original Indenture) in order to pay additional Notes issued by the Board in connection with the Project. In that connection, the Board is issuing $40,000,000 in aggregate principal amount of Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989D (the "Series 1989D Bonds"), pursuant to the Indenture as supplemented by a Fourth Supplemental Trust Indenture dated as of July 1, 1989 (the "Fourth Supplemental Indenture") from the Board to the Trustee. The Indenture as supplemented by the Fourth Supplemental Indenture is hereinafter referred to as the "Indenture".

          NOW, THEREFORE, as contemplated by Section 4.5 of the Agreement and in accordance with Section 1501 of the Original Indenture, the parties hereto desire to amend the Agreement as follows:


                                   ARTICLE I

                     PROVISIONS FOR AMENDING THE AGREEMENT
                     -------------------------------------

          Section 1.1 Amendment of Section 5.3 of the Agreement. The term
          ------------------------------------------------------
"Bonds" as used in Section 5.3 of the Agreement shall include the Series 1989D Bonds.

          Section 1.2 Terms of Agreement Applicable to Series 1989D Bonds. All
          ----------------------------------------------------------------
terms, conditions, representations and covenants set forth in the Agreement applicable to the Series 1988A Bonds and not specifically otherwise provided for in the Indenture, any supplements thereto or the Agreement, shall apply with full force and effect to the Series 1989D Bonds. Without limiting the foregoing, all references in the Agreement to the "Bonds" shall be deemed to mean the Series 1988A Bonds, the Series 1989A Bonds, the Series 1989B Bonds, the Series 1989C Bonds and the Series 1989D Bonds, including without limitation the provisions of Section 5.3 of the Agreement relating to the payment of rents.

          Section 1.3 Representations and Warranties by the Board. The Board
          --------------------------------------------------------
makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a) Organization and Authority. The Board is a public corporation duly
              ---------------------------
     organized and validly existing under the provisions of the Act by authority of a resolution adopted by the Board of Commissioners of the City on June 14, 1960 and a Certificate of Incorporation duly filed for record on October 17, 1960, in the office of the Judge of Probate of Russell County, Alabama, which Certificate of Incorporation has not been amended or been revoked and is of full force and effect. The Board has all requisite power and authority under the Act (1) to issue the Series 1989D Bonds, (2) to use the proceeds thereof to refund the Notes issued to pay the cost to acquire, construct and install the Project, (3) to own, lease, encumber and dispose of the Project, and (4) to enter into, and perform its obligations under, the Indenture, the Agreement and this Amendment. This Amendment and the Fourth Supplemental Indenture have been duly authorized, executed and delivered by the Board and are legal, valid and binding agreements enforceable against the Board in accordance with their respective terms.

          (b) Pending Litigation. There are no actions, suits, proceedings,
              -------------------
     inquiries or investigations pending, or to the knowledge of the Board threatened, against or affecting the Board in any court or before any governmental authority or arbitration board or tribunal, which adversely affect the validity or enforceability of the Series 1989D Bonds, the Indenture, the Agreement, this Amendment, or any agreement or instrument to which the Board is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby.

          (c) Issue, Sale and Other Transactions Are Legal and Authorized. The
              ------------------------------------------------------------
     issue and sale of the Series 1989D Bonds and the execution and delivery by the Board of the Fourth Supplemental Indenture and this Amendment and the compliance by the Board with all of the provisions of each thereof and of the Series 1989D Bonds (i) are within the purposes, powers and authority of the Board, (ii) to the best of the knowledge of the Board, have been done in full compliance with the provisions of the Act, are legal and will not conflict with or constitute on the part of the Board a violation of or a breach of or default under, or result in the creation of any lien or encumbrance (other than Permitted

Encumbrances under the Agreement) upon any property of the Board under the provisions of, its certificate of incorporation or Bylaws, or any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Board is a party or by which the Board is bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Board or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Board.

       (d) Governmental Consents. Neither the nature of the Board nor any of its
           ----------------------
activities or properties, nor any relationship between the Board and any other person, nor any circumstance in connection with the offer, issue, sale or delivery of any of the Series 1989D Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Board in connection with the execution, delivery and performance of the Fourth Supplemental Indenture and this Amendment, or the offer, issue, sale or delivery of the Series 1989D Bonds, other than (i) the filing with the Alabama Securities Commission of the notification of the Board's intention to issue the Series 1989D Bonds required by Act No. 586 enacted at the 1978 Regular Session of the Legislature of the State and the issuance by the Director of the Alabama Securities Commission of such Certificate of Notification as may be required by said Act, and (ii) the due filing and recording of this Amendment, the Fourth Supplemental Indenture and the financing statements covering the security interests created hereunder and under the Indenture. The Board has filed the notification referred to in (i) of the preceding sentence and the Director of the Alabama Securities Commission has issued a Certificate of Notification applicable to the Series 1989D Bonds, which Certificate of notification has not been revoked or rescinded and is in full force and effect.

          (e)  No Defaults. The Board is not in default under the Act or under
               ------------
its Certificate of Incorporation or Bylaws or any other agreement or instrument to which it is a party or by which is bound.

          Section 1.4 Representations and Warranties by the Company. The Company
          ----------------------------------------------------------
makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority to carry on its business as now being conducted and as presently proposed to be conducted, and (iii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in the State.

          (b) The Company has the corporate power and has been duly authorized to enter into this Amendment and to perform all of its obligations hereunder.

          (c) The willingness of the Board to issue the Series 1989D Bonds for purposes of financing costs of acquiring, constructing, and installing the Project, and to lease the Project to the Company, has induced the Company to locate the Project within the State of Alabama and, more particularly, within 25 miles of the City.

          (d) The Company is not subject to any contractual or other limitation or provision of any nature whatsoever which in any material way limits, restricts or prevents the Company from entering into this Amendment, or performing any of its obligations hereunder; and the execution and delivery of this Amendment, the consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Amendment will not conflict with or result in a breach of the terms, conditions or provisions of any restriction, agreement or instrument to which the Company is a party or by which it is bound, or constitute a default under any of the foregoing.

          (e) No event has occurred and no condition exists that would constitute an "Event of Default" under the Agreement or this Amendment which, with the lapse of time or with the giving of notice or both, would become an "Event of Default" under the Agreement or this Amendment.

          (f) To the best of its knowledge and belief, the Company is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject and has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under this Amendment.

                                  ARTICLE II

                                 MISCELLANEOUS
                                 -------------





          Section 2.1 Aqreement and Amendment as One Document. As amended by
          ---------------------------------------------------
this Amendment, the Agreement is in al1 respects ratified and confirmed and the Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

          Section 2.2 References. All references herein or in the Agreement to
          ----------------------
any Article, Section or provision of the Agreement shall refer to any such Article, Section or provision as hereby amended.

          Section 2.3 Counterparts. This Amendment may be simultaneously
          ------------------------
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          Section 2.4 Captions. The captions or headings in this Amendment are
          --------------------
for convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

          Section 2.5 Applicable Law. This Amendment shall be construed in
          --------------------------
accordance with the laws of the State of Alabama.

          IN WITNESS WHEREOF, the Board and the Company have caused this Amendment to be executed in their respective corporate names as of the date first written above.

                                        THE INDUSTRIAL DEVELOPMENT BOARD OF
                                        THE CITY OF PHENIX CITY, ALABAMA

                                        By:/s/ Kenneth A. Roberts
                                           -------------------------------------
                                           Chairman

                                        MEAD COATED BOARD, INC.

                                        By: /s/ W. D. Bloebaum, Jr.
                                           -------------------------------------
                                           Title: Treasurer

                            ACKNOWLEDGMENT OF BOARD


STATE OF ALABAMA

COUNTY OF RUSSELL

          I, Sydney S. Smith, a Notary Public in and for said County in said State, hereby certify that Kenneth A. Roberts, whose name as Chairman of the Board of Directors of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA, a public corporation and instrumentality under the laws of the State of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

          GIVEN under my hand and seal of office, this 24th day of July, 1989.


                                            /s/ Sydney S. Smith
                                            --------------------
                                                Notary Public
(SEAL)

                                            My commission expires: 2/25/92

                           ACKNOWLEDGMENT OF COMPANY


STATE OF OHIO

COUNTY OF MONTGOMERY

          I, Charity K. Burgess, Notary Public in and for said County in said State, hereby certify that William D. Bloebaum, Jr., whose name as Treasurer of MEAD COATED BOARD, INC., a corporation organized and existing under the laws of the State of Delaware, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

          GIVEN under my hand and seal of office, this 24th day of July, 1989.


                                           /s/ Charity K. Burgess
                                           ----------------------
                                                 Notary Public

(SEAL)
                                           My commission expires: 7/29/89

                                  EXHIBIT "A"

                                      to

                 Fourth Amendment To Lease Agreement between
                      THE INDUSTRIAL DEVELOPMENT BOARD OF
                       THE CITY OF PHENIX CITY, ALABAMA
                                      and
                           MEAD COATED BOARD, INC.
                           dated as of July 1, 1989


                          DESCRIPTION OF PROJECT LAND
                          ---------------------------

The Project Land includes the following property:

              NEW RECLAIM PLATE FEED AND CONVEYOR AREA (C-28511),
              ---------------------------------------------------

                CHIPS CONVEYOR TO SCREEN HOUSE AREA (C-28513),
                ----------------------------------------------

                     AND CHIPS SCREEN HOUSE AREA (C-28515)
                     -------------------------------------

           All that portion of land and structures lying 13' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 63(degrees) 51' 31" E, 790.90' to the point of beginning; thence N 90(degrees) 00' W, 82.00; thence S 0' 00" W, 8.75'; thence N 90(degrees) 00' W, 232.22'; thence S 15(degrees) 17' 15" E, 479.72' to a point on the northmost side of a rectangular area (Chip Screen House) which parallels last said course and is 75.0' north to south (7.00' of which is west of last said course) by 49.0' east to west; said rectangular area being the point of ending; said land being 0.56+ acres;

                 CHIPS CONVEYOR TO PINE STORAGE AREA (C-28538)
                 ---------------------------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R

     30 E, County of Russell, State of Alabama; thence N 45(degrees) 24' 34" E, 692.79' to the point of beginning; thence S 36(degrees) 51' 02" E, 454.94' to the point of ending; said land being 0.29+/- acres;

            CHIPPER DISCHARGE CONVEYOR AREA (C-28536) AND CHIPS TO
            ------------------------------------------------------
                   HARDWOOD STORAGE CONVEYOR AREA (C-28537)
                   ----------------------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 71(degrees) 34' 06" E, 600.24' to the point of beginning; thence S 71(degrees) 04' 32" E, 640.91'; thence N 50(degrees) 08' 32" E, 61.59' to the point of ending; said land being 0.45+/- acres;

                   CHIP CONVEYOR TO DIGESTER AREA (C-28521),
                  -----------------------------------------
                  CHIP CONVEYOR TO SURGE BIN AREA (C-28519),
                  ------------------------------------------
                         AND CHIP SILO AREA (C-28520)
                         ----------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence S 48(degrees) 21' 59" W, 84.29' to the point of beginning; thence S 56(degrees) 07' 32" E, 319.22' to the center of a circular area (Chip Silo) with a radius of 15.00' and a central angle of 360(degrees) 00' bounded by a rectangular structure 32' -6"+/- East-West and 32' -6"+/- North-South; thence N 82(degrees) 51' 32" E, 355.48' to the point of ending; said land being 0.45+/- acres;

                  NEW WASHER FACILITY AND BATCH DIGESTER AREA
                  -------------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 48(degrees) 06' 06" W, 35.94' to the point of beginning (N 792,374.0, E 234,473.25); thence S 0(degrees) 00' W, 133.50'; thence N
     90(degrees) 00' W, 103.39'; thence S 0(degrees) 00' W, 103.50'; thence
     90(degrees) 00' W, 48.00'; thence N 0(degrees) 00' W, 55.75'; thence N 90(degrees) 00' W, 80.00'; thence S 0(degrees) 00' W, 42.75'; thence N 90(degrees) 00' W, 63.00'; thence N 0(degrees) 00' W, 110.00'; thence N 45(degrees) 00' E, 55.00'; thence N 0(degrees) 00' W, 23.11'; thence N 90(degrees) 00' E, 23.00'; thence N 0(degrees) 00' W, 23.25'; thence N 90(degrees) 00' E, 170.00'; thence N 0(degrees) 00' W, 28.75'; thence N 90(degrees) 00' E, 62.50' to the point of beginning; said area being
     1.01 (plus or minus) acres;

            MILL WATER COOLING TOWER AND NEW REACTOR CLARIFIER AREA
            -------------------------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 48(degrees) 46' 07" W, 591.71' to the point of beginning (N 791,960.0 E 234,055.0); thence S 0(degrees) 00' W, 170.00'; thence N
     90(degrees) 00' W, 111.00; thence N 0(degrees) 00' W, 170.00'; thence N 90(degrees) 00' E, 111.00' to the point of beginning; said land being
     0.43 (plus or minus) acres;

                       TURPENTINE RECOVERY FACILITY AREA
                       ---------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 63(degrees) 26' 06" W, 11.18' to the point of beginning (N 792,345.0, E 234,490.0); thence N 0' 00" W, 30.00'; thence N 90(degrees)
     00" E, 20.00'; thence S 0(degrees) 00' W, 30.00'; thence N 90(degrees) 00'
     W, 20.00' to the point of beginning; said land being 0.01 (plus or minus) acres;

           LOG STORAGE AREA (C-28522), LOG FEED DECKS AREA (C-28523),
           ----------------------------------------------------------

           DRUM AREA (C-28525), VIBRATING CONVEYORS AREA (C-28532),
           --------------------------------------------------------

               CHIPPER POWER FEED ROLLS AREA (C-28528), CHIP BLDG.
               ---------------------------------------------------

          AREA (C-28535), AND BARK COLLECTING CONVEYOR AREA (C-28531)
          -----------------------------------------------------------


          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 80(degrees) 22' 54" E, 879.79' to the point of beginning; thence N 0(degrees) 00' W, 326.00'; thence N 90(degrees) 00' E, 711.08'; thence S
     0(degrees) 00' W, 326.00'; thence N 90(degrees) 00' W, 328.00'; thence S
     0(degrees) 00' W, 188.00'; thence N 90(degrees) 00' W, 50.00'; thence N 0(degrees) 00' W, 188.00'; thence N 90(degrees) 00' W, 333.08' to the point of beginning; said land being 5.54 (plus or minus) acres;


                        AREA "B" MAINTENANCE SHOP AREA
                        ------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 11(degrees) 04' 57" W, 197.69' to the point of beginning (N 792,156.0, E 234,462.0); thence S 0(degrees) 00" W, 82.00'; thence N
     90(degrees) 00" W, 52.00'; thence N 0(degrees) 00' W, 82.00'; thence N 90(degrees) 00' E, 52.00 to the point of beginning; said land being 0.10 (plus or minus) acres;


                       NEW LIM KILN/RECAUSTICIZING AREA
                       --------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence N 70(degrees) 51' 29" E, 267.79' to the point of beginning (793,238.0 E 233,503.0); thence N 90(degrees) 00' E, 399.23'; thence S
     0(degrees) 00' W, 50.00'; thence N 90(degrees) 00' E, 45.00'; thence S 0(degrees) 00' W, 78.00'; thence N 90(degrees) 00' W, 444.23'; thence N 0(degrees) 00' W, 128.00' to the point of beginning; said land being 1.25 (plus or minus) acres;

                          NO. 2 RECOVERY BOILER AREA
                          --------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 40(degrees) 16' 34" E, 439.77' to the point of beginning (N 792,814.67, E 233,534.32'); thence N 90(degrees) 00' E, 36.30'; thence N
     0(degrees) 00' W, 20.50'; thence N 90(degrees) 00' E, 72.26'; thence N 0(degrees) 00' W, 14.83'; thence N 90(degrees) 00' E, 110.50'; thence S 0(degrees) 00' W, 42.58'; thence N 90(degrees) 00' E, 26.00'; thence S 0(degrees) 00' W, 81.00'; thence N 90(degrees) 00' W, 51.00'; thence N 0(degrees) 00" W, 25.12'; thence N 90(degrees) 00' W, 85.50'; thence N 00(degrees) 00' W, 8.63'; thence N 90(degrees) 00' W, 72.26'; thence N 90(degrees) 00' W, 20.50'; thence N 0(degrees) 00' W, 36.30'; thence N 0(degrees) 00' W, 34.00' to the point of beginning; said land being 0.47 (plus or minus) acres;


                      NEW EVAPORATORS AND NEW TANKS AREA
                      ----------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 62(degrees) 01' 33" E, 637.83' to the point of beginning (N 792,851.0, E 233,813.33); thence N 90(degrees) 00' E, 246.67'; thence along an arc South and East 53.41' having a radius of 34.00' with a central angle of 90(degrees) 00'; thence S 0(degrees) 00' W, 135.33'; thence along an arc South and West 53.41' having a radius of 34.00' with a central angle of 90(degrees) 00'; thence N 90(degrees) 00' W, 34.00'; thence N 0(degrees) 00' W, 99.79'; thence N 90(degrees) 00' W, 69.00'; thence N 59(degrees) 47'
     19" W, 91.42'; thence N 90(degrees) 00' W, 64.67'; thence N 0(degrees) 00'
     W, 57.54' to the point of beginning; said land being 0.72 (plus or minus) acres;

     (collectively, the "Unimproved Land"); less, in each case, any structures constructed and leased pursuant to a Lease Agreement dated July 1, 1977, and recorded in Deed Book 550 at Pages 51-94 (as amended to date, the "1977 Lease") under which Lessor leased to Georgia Kraft Company ("Georgia Kraft") a parcel of land in Russell County, Alabama as more particularly described in Exhibit A to the Lease (the "1977 Land"), together with certain items of equipment described in Exhibit B to the 1977 Lease (Georgia Kraft has assigned its interest in the 1977 Lease to Mead Coated Board, Inc.);

     together with the following easements:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Board Premises (the 1977 Land less and except the 1988 Land) in order to provide all necessary or convenient ingress or egress between the Unimproved Land and railroads, public roads and highways and the Chattahoochee River and to permit passage between the Unimproved Land and the Board Premises;

          (b) An easement and right for the passage of pedestrians and vehicles and for the construction, erection, installation, operation, maintenance, renewal, replacement and use of material conveying systems, including without limitation pipelines, through any part of the Board Premises necessary or convenient in order to assure the passage of equipment, raw materials, items in the process of manufacture, and finished products from the Unimproved Land to the Board Premises, including without limitation such rights and easements as are necessary for the movement of personnel, vehicles and materials among and between the various parcels of land comprising the Board Premises in order to permit and facilitate the operation of the Project;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Board Premises, such pipes, conduits, and wires as are necessary or convenient to insure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Unimproved Land and the Project including, without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Board Premises; and

          (d) An easement and right to create and maintain upon the Board Premises encroachments of equipment, structures or other improvements which will be included on the Unimproved Land and within the Project as presently planned, and any similar replacements or substitutions of portions of the Project for as long as any such equipment, structures or other improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect any such equipment, structure or other improvements to any structure or improvement on the Board Premises;

 but subject to the following easements over the Unimproved Land in favor of the Board Premises:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Unimproved Land in order to provide all necessary or convenient ingress and egress among and between all portions of the Board Premises and between the Board Premises and the Unimproved Land, including without limitation portions on which additional improvements may be erected, and railroads, public works and highways and the Chattahoochee River and to permit passage among and between the various parcels of land comprising the Board Premises;

          (b) An easement and right for the passage of pedestrians, vehicles, and for the construction, installation, operation, maintenance, renewal, replacement and use of material conveyance systems, including without limitation, pipelines, through any part of the Unimproved Land necessary or convenient in order to assure the passage of equipment, and finished products from one portion of the Board Premises to another or between the Board Premises and the Unimproved Land, including, without limitation such rights and easements as are necessary for the movement of personnel, vehicles and material among and between the various parcels of land comprising the Board Premises in order to permit and facilitate the operation of any facilities located on the Board Premises;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Unimproved Land, such pipes, conduits, and wires and appurtenances as are necessary or convenient to assure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Board Premises, including without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Unimproved Land; and

          (d) An easement and right to maintain any present equipment, structures or other improvements included within the facilities presently located on the Board Premises as encroachments upon the Unimproved Land as long as any such equipment, structures or other improvements remain standing, and to construct and maintain similar encroachments on the Unimproved Land in respect of any additional improvements constructed adjacent to the Unimproved Land, as long as any such additional improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect such additional improvements to any structure or any improvements on the Unimproved Land.

                             CONSENT OF BONDHOLDER
                             ---------------------

          MEAD COATED BOARD, INC., as holder of all of the outstanding Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A of the Industrial Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Fourth Amendment To Lease Agreement dated as of July 1, 1989, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of December 1, 1988, as amended by a First Amendment To Lease Agreement dated as of March 1, 1989, a Second Amendment to Lease Agreement dated as of April 1, 1989 and a Third Amendment To Lease Agreement dated as of June 1, 1989, between the Board and Mead Coated Board, Inc. and directs AmSouth Bank N.A., as Trustee, to consent to the execution and delivery of the same.

          IN WITNESS WHEREOF, Mead Coated Board, Inc. has caused this Consent of Bondholder to be executed in its name and behalf as of July 1, 1989.

                                            MEAD COATED BOARD, INC.



                                            By: /s/ W. D. Bloebaum, Jr.
                                                ----------------------------
                                                Title:

                              CONSENT OF TRUSTEE
                              ------------------


          AMSOUTH BANK N.A., as Trustee under the Trust Indenture dated as of December 1, 1988, as supplemented by a First Supplemental Trust Indenture dated as of March 1, 1989, a Second Supplemental Trust Indenture dated as of April 1, 1989 and a Third Supplemental Trust Indenture dated as of June 1, 1989, from the Industrial Development Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Fourth Amendment To Lease Agreement, dated as of July 1, 1989, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of December 1, 1988, as amended by a First Amendment To Lease Agreement dated as of March 1, 1989, a Second Amendment To Lease Agreement dated as of April 1, 1989 and a Third Amendment To Lease Agreement dated as of June 1, 1989, between the Board and Mead Coated Board, Inc.

          IN WITNESS WHEREOF, AmSouth Bank N.A. has caused this Consent of Trustee to be executed in its name and behalf as of July 1, 1989.

                                            AMSOUTH BANK N.A., as Trustee



                                            By: /s/ T. Franklin Caley
                                                --------------------------
                                                Title:

                                FIFTH AMENDMENT
                                ---------------
                                      TO
                                      --
                                LEASE AGREEMENT
                                ---------------

          THIS FIFTH AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of December 1, 1989, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA (the "Board"), a public body corporate and politic duly organized and existing under the Constitution and laws of the State of Alabama, and MEAD COATED BOARD, INC., a Delaware corporation (the "Company").

                                R E C I T A L S
                                ---------------

          The Board has previously issued and sold $85,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A (the "Series 1988A Bonds"); $43,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama
Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989A (the "Series 1989A Bonds"); $45,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989B (the
"Series 1989B Bonds"); $37,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project) Series 1989C (the "Series 1989C Bonds"); and $40,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project) Series 1989D (the "Series 1989D Bonds"), pursuant to a Trust Indenture, dated as of December 1, 1988 (the "Original Indenture"), as supplemented by a First Supplemental Trust Indenture dated as of March 1, 1989, a Second Supplemental Trust Indenture dated as of April 1, 1989, a Third Supplemental Trust Indenture dated as of June 1, 1989 and a Fourth Supplemental Trust Indenture dated as of July 1, 1989 (collectively, the "Indenture"), from the Board to AmSouth Bank N.A., as Trustee (the "Trustee").

          "Issuer" means the Board.

               "Sodra Leases" means the Lease Agreement dated as of December 8, 1989 between Sodra Skogsagarna Leasing AB, as lessor, and the Board, as lessee, relating to a recovery boiler and certain related equipment; the Lease Agreement dated as of December 8, 1989 between Sodra Skogsagarna Leasing AB, as lessor, and the Board, as lessee, relating to a recausticizing system and certain related equipment; and other agreements, instruments or documents entered into or delivered by the Board in connection with or pursuant to said Lease Agreements.

               "Sodra Leased Equipment" means the equipment that is the subject of the Sodra Lease.

and by adding to the definition of "Permitted Encumbrances" the following paragraph (m):

          and (m) the Sodra Leases.

and by amending the definition of "Project Facilities" in its entirety by deleting said definition and substituting therefor the following:

               "Project Facilities" means the facilities acquired, constructed, installed and financed with proceeds of the sale of the Notes and/or bonds issued under this Indenture (including any Additional Bonds); such facilities are more fully described in the Project Summary, as it may be amended from time to time;

Section 3.2 of the Agreement is amended by adding the following provision of the end of Section 3.2:

          Notwithstanding the foregoing, the Board, for itself, its successors and assigns, warrants to the Company, its successors and assigns, that it has a leasehold interest in the Sodra Leased Equipment under the Sodra Leases, subject only to Permitted Encumbrances and rights of the lessor under the Sodra Leases.

Section 5.1 of The Agreement is hereby amended by adding the following provision of the end of Section 5.1:

          Notwithstanding and in addition to the foregoing, the Agreement and the leasehold interest created by the Agreement shall terminate as to the Sodra Leased Equipment or any part thereof (and only as to the Sodra Leased Equipment) on the earliest of (i) midnight, December 1, 2028, (ii) payment in full of all Bonds and any Additional Bonds and
          (iii) as to any portion of the Sodra Leased Equipment, termination of the applicable Sodra Lease without the exercise by the Board of the purchase option provided by such Sodra Lease.

Article V of the Agreement is hereby amended by adding the following new Section 5.7:

          Section 5.7.  Equipment Leases.  The Board agrees to fully and
                        -----------------
          promptly perform all its obligations under the Sodra Leases. The Board further agrees that it will take all actions under the Sodra Leases directed by the Company, including without limitation the exercise of any purchase, renewal and termination options, and will not exercise any such purchase, renewal or termination options except as so directed by the Company. The Company agrees to comply with all terms and conditions of, and to perform all obligations of the Board under, the Sodra Leases regarding the use and maintenance of the Sodra Leased Equipment. The Company further agrees to pay, on behalf of the Board, all amounts payable from time to time by the Board under the Sodra Leases.

Section 6.9 of the Agreement is hereby amended by adding the following paragraph at the end of Section 6.9:

               The Company shall indemnify and hold harmless the Issuer, and the members, officers, agents and employees of the Issuer, from any liability, damages, costs and expenses arising out of or resulting from the lease of the Sodra Leased Equipment under the Sodra Lease, except as the same may arise from the negligence or misconduct of the Issuer.

Article VIII of the Agreement is hereby amended by adding the following new
Section 8.7:

          Section 8.7.  Special Release Provisions.  Notwithstanding any other
                        ---------------------------
          provision of this Agreement, the parties hereto reserve the right to amend this Agreement at any time and from time to time by mutual agreement for the purpose of effecting the release of any portion of the equipment that is the subject of the leases referred to in Section
          5.7 (and the portions of the Project Land, or interests therein, on which such equipment is located); provided that no release effected under this Section shall entitle the Company to any diminution in or postponement or abatement of the rents payable under Section 5.3 or the obligations under Section 5.7.

Exhibit B to the Agreement is hereby amended by adding the following provision at the end of Exhibit B:

          The Project includes the Sodra Leased Equipment.

          The term "Bonds" as used in Section 5.3 of the Agreement shall include the Series 1989E Bonds.

          Section 1.2  Terms of Agreement Applicable to Series 1989E Bonds.  All
          -----------  ----------------------------------------------------
terms, conditions, representations and covenants set forth in the Agreement applicable to the Series 1988A Bonds and not specifically otherwise provided for in the Indenture, any supplements thereto or the Agreement, shall apply with full force and effect to the Series 1989E Bonds. Without limiting the foregoing, all references in the Agreement to the "Bonds" shall be deemed to mean the Series 1988A Bonds, the Series 1989A Bonds, the Series 1989B Bonds, the Series 1989C Bonds, the Series 1989D Bonds and the Series 1989E Bonds, including without limitation the provisions of Section 5.3 of the Agreement relating to the payment of rents.

          Section 1.3  Representations and Warranties by the Board.  The Board
          -----------  --------------------------------------------
makes the following representations and warranties as the basis for the undertakings on its part herein contained:

               (a) Organization and Authority. The Board is a public corporation
                   ---------------------------
     duly organized and validly existing under the provisions of the Act by authority of a resolution adopted by the Board of Commissioners of the City on June 14, 1960 and a Certificate of Incorporation duly filed for record on October 17, 1960, in the office of the Judge of Probate of Russell County, Alabama, which Certificate of Incorporation has not been amended or been revoked and is of full force and effect. The Board has all requisite power and authority under the Act (1) to issue the Series 1989E Bonds, (2) to use the proceeds thereof to refund the Notes and to pay the cost to acquire, construct and install the Project, (3) to own, lease, encumber and dispose of the Project, and (4) to enter into, and perform its obligations under, the Sodra Leases, the Indenture, the Agreement and this Amendment. The Sodra Leases, this Amendment and the Fifth Supplemental Indenture have been duly authorized, executed and delivered by the Board and are legal, valid and binding agreements enforceable against the Board in accordance with their respective terms.

               (b) Pending Litigation. There are no actions, suits, proceedings,
                   -------------------
     inquiries or investigations pending, or to the knowledge of the Board threatened, against or affecting the Board in any court or before any governmental authority or arbitration board or tribunal, which adversely affect the validity or enforceability of the Series 1989E Bonds, the Indenture, the Agreement, the Sodra Leases, this Amendment, or any agreement or instrument to which the Board is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby.

               (c) Issue, Sale and Other Transactions Are Legal and Authorized.
                   ------------------------------------------------------------
     The issue and sale of the Series 1989E Bonds and the execution and delivery by the Board of the Fifth Supplemental Indenture, this Amendment and the Sodra Leases and the compliance by the Board with all of the provisions of each thereof and of the Series 1989E Bonds (i) are within the purposes, powers and authority of the Board, (ii) to the best of the knowledge of the Board, have been done in full compliance with the provisions of the Act, are legal and will not conflict with or constitute on the part of the Board a violation of or a breach of or default under, or result in the creation of any lien or encumbrance (other than Permitted Encumbrances under the Agreement) upon any property of the Board under the provisions of, its certificate of incorporation or bylaws, or any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Board is a party or by which the Board is bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Board or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Board.

               (d) Governmental Consents.  Neither the nature of the Board nor
                   ----------------------
     any of its activities or properties, nor any relationship between the Board and any other person, nor any circumstance in connection with the offer, issue, sale or delivery of any of the Series 1989E Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Board in connection with the execution, delivery and performance of the Sodra Leases, the Fifth Supplemental Indenture and this Amendment, or the offer, issue, sale or delivery of the Series 1989E Bonds, other than
     (i) the filing with the Alabama Securities Commission of the notification of the Board's intention to issue the Series 1989E Bonds and to deliver the Sodra Leases required by Act No. 586 enacted at the 1978 Regular Session of the Legislature of the State and the issuance by the Director of the Alabama Securities Commission of such Certificate of Notification as may be required by said Act, and (ii) the due filing and recording of this Amendment, the Fifth Supplemental Indenture and the financing statements covering the security interests created hereunder and under the Indenture. The Board has filed the notification referred to in (i) of the preceding sentence and the Director of the Alabama Securities Commission has issued Certificate(s) of Notification applicable to the Series

     1989E Bonds and the Sodra Leases, which Certificates of Notification has not been revoked or rescinded and is in full force and effect.

               (e) No Defaults.  The Board is not in default under the Act or
                   ------------
     under its Certificate of Incorporation or Bylaws or any other agreement or instrument to which it is a party or by which is bound.

          Section 1.4  Representations and Warranties by the Company. The
          -----------  ----------------------------------------------
Company makes the following representations and warranties as the basis for the undertakings on its part herein contained:

               (a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority to carry on its business as now being conducted and as presently proposed to be conducted, and (iii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in the State.

               (b) The Company has the corporate power and has been duly authorized to enter into this Amendment and to perform all of its obligations hereunder.

               (c) The willingness of the Board to issue the Series 1989E Bonds for purposes of financing costs of acquiring, constructing, and installing the Project, and to lease the Project to the Company, has induced the Company to locate the Project within the State of Alabama and, more particularly, within 25 miles of the City.

               (d) The Company is not subject to any contractual or other limitation or provision of any nature whatsoever which in any material way limits, restricts or prevents the Company from entering into this Amendment, or performing any of its obligations hereunder; and the execution and delivery of this Amendment, the consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Amendment will not conflict with or result in a breach of the terms, conditions or provisions of any restriction, agreement or instrument to which the Company is a party or by which it is bound, or constitute a default under any of the foregoing.

               (e) No event has occurred and no condition exists that would constitute an "Event of Default" under the Agreement or this Amendment which, with the lapse of time or with the giving of notice or both, would become an "Event of Default" under the Agreement or this Amendment.

               (f) To the best of its knowledge and belief, the Company is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject and has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under this Amendment.

          Section 1.5  Agreement Regarding Sodra Leased Equipment.  The Board
          -----------  -------------------------------------------
and the Company acknowledge and agree that (a) during the term of the Sodra Leases, title to the Sodra Leased Equipment will be held by Sodra Skogsagarna Leasing AB and (b) the Sodra Leased Equipment is to be and remain personal property for the term of the Sodra Leases and it is not the intent of the Board and the Company that the Sodra Leased Equipment be deemed to be real property or affixed to real property.

                                  ARTICLE II

                                 MISCELLANEOUS
                                 -------------

          Section 2.1  Agreement and Amendment as One Document.  As amended by
          -----------  ----------------------------------------
this Amendment, the Agreement is in all respects ratified and confirmed and the Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

          Section 2.2  References.  All references herein or in the Agreement to
          -----------  -----------
any Article, Section or provision of the Agreement shall refer to any such Article, Section or provision as hereby amended.

          Section 2.3  Counterparts.  This Amendment may be simultaneously
          -----------  -------------
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          Section 2.4 Captions. The captions or headings in this Amendment are
          ----------- ---------
for convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

          Section 2.5 Applicable Law. This Amendment shall be construed in
          ----------- ---------------
accordance with the laws of the State of Alabama.

          IN WITNESS WHEREOF, the Board and the Company have caused this Amendment to be executed in their respective corporate names as of the date first written above.

                                        THE INDUSTRIAL DEVELOPMENT BOARD OF
ATTEST:                                 THE CITY OF PHENIX CITY, ALABAMA


By: /s/ Carlotta Waldrop                By: /s/ Kenneth A. Roberts
   --------------------------              -----------------------------
   Secretary                               Chairman


                                        MEAD COATED BOARD, INC.

                                        By: /s/ Jeffery M. O'Connell
                                           -----------------------------
                                           Vice President

                            ACKNOWLEDGMENT OF BOARD

STATE OF ALABAMA

COUNTY OF RUSSELL

          I, Sydney S. Smith, a Notary Public in and for said County in said State, hereby certify that Kenneth A. Roberts, whose name as Chairman of the Board of Directors of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA, a public corporation and instrumentality under the laws of the State of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

          GIVEN under my hand and seal of office, this 14th day of December, 1989.

                                       /s/ Sydney S. Smith
                                       --------------------------
                                            Notary Public

(SEAL)
                                       My commission expires: 2/25/92
                                                             --------

                           ACKNOWLEDGMENT OF COMPANY

STATE OF OHIO

COUNTY OF MONTGOMERY

          I, Janet M. Cocuzzi, Notary Public in an for said County in said County in said State, hereby certify that Jeffrey M. O'Connell, whose name as VP. Admin. of MEAD COATED BOARD, INC., a corporation organized and existing under the laws of the State of Delaware, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

          GIVEN under my hand and seal of office, this 8th day of December, 1989.


                                        /s/ Janet M. Cocuzzi
                                        ---------------------------
                                             Notary Public

(SEAL)                                   Notary Public, DeKalb County, Georgia
                                         My Commission Expires: May 14, 1990


                                        My Commission expires: __________

                                  EXHIBIT "A"

                                      to

                  Fifth Amendment To Lease Agreement between
                      THE INDUSTRIAL DEVELOPMENT BOARD OF
                       THE CITY OF PHENIX CITY, ALABAMA
                                      and
                           MEAD COATED BOARD, INC.
                         dated as of December 1, 1989


                          DESCRIPTION OF PROJECT LAND
                          ---------------------------

The Project Land includes the following property:

              NEW RECLAIM PLATE FEED AND CONVEYOR AREA (C-28511),
              ---------------------------------------------------
                CHIPS CONVEYOR TO SCREEN HOUSE AREA (C-28513),
                ----------------------------------------------
                     AND CHIPS SCREEN HOUSE AREA (C-28515)
                     -------------------------------------

          All that portion of land and structures lying 13' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 63(degrees) 51' 31" E, 790.90' to the point of beginning; thence N 90(degrees) 00' W, 82.00; thence S 0' 00" W, 8.75'; thence N 90(degrees) 00' W, 232.22'; thence S 15(degrees) 17' 15" E, 479.72' to a point on the northmost side of a rectangular area (Chip Screen House) which parallels last said course and is 75.0' north to south (7.00' of which is west of last said course) by 49.0' east to west; said rectangular area being the point of ending; said land being 0.56 (plus or minus) acres;

                 CHIPS CONVEYOR TO PINE STORAGE AREA (C-28538)
                 ---------------------------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 45(degrees) 24' 34" E, 692.79' to the point of beginning; thence S 36(degrees) 51' 02" E, 454.94' to the point of ending; said land being 0.29 (plus or minus) acres;

            CHIPPER DISCHARGE CONVEYOR AREA (C-28536) AND CHIPS TO
            ------------------------------------------------------

                   HARDWOOD STORAGE CONVEYOR AREA (C-28537)
                   ----------------------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 71(degrees) 34' 06" E, 600.24 ' to the point of beginning; thence S 71(degrees) 04' 32" E, 640.91'; thence N 50(degrees) 08' 32" E, 61.59' to the point of ending; said land being 0.45 (plus or minus) acres;


                   CHIP CONVEYOR TO DIGESTER AREA (C-28521),
                   -----------------------------------------
                  CHIP CONVEYOR TO SURGE BIN AREA (C-28519),
                  ------------------------------------------
                         AND CHIP SILO AREA (C-28520)
                         ----------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence S 48(degrees) 21' 59" W, 84.29' to the point of beginning; thence S 56(degrees) 07' 32" E, 319.22' to the center of a circular area (Chip Silo) with a radius of 15.00' and a central angle of 360(degrees) 00' bounded by a rectangular structure 32' -6" (plus or minus) East-West and 32' -6" (plus or minus) North-South; thence N 82(degrees) 51' 32" E, 355.48' to the point of ending; said land being 0.45 (plus or minus) acres;

                 NEW WASHER FACILITY  AND BATCH DIGESTER AREA
                 --------------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 48 degrees 06' 06" W, 35.94' to the point of beginning (N 792,374.0, E 234,473.25); thence S 0 degrees 00' W, 133.50'; thence N 90 degrees 00' W, 103.39'; thence S 0 degrees 00' W, 103.50'; thence 90 degrees 00' W, 48.00'; thence N 0 degrees 00' W, 55.75'; thence N 90 degrees 00' W, 80.00'; thence S 0 degrees 00' W, 42.75'; thence N 90 degrees 00' W, 63.00'; thence N 0 degrees 00' W, 110.00'; thence N 45 degrees 00' E, 55.00'; thence N 0 degrees 00' W, 23.11'; thence N 90 degrees 00' E, 23.00'; thence N 0 degrees 00' W, 23.25'; thence N 90 degrees 00' E, 170.00'; thence N 0 degrees 00' W, 28.75'; thence N 90 degrees 00' E, 62.50' to the point of beginning; said area being 1.01 (plus or minus) acres;

            MILL WATER COOLING TOWER AND NEW REACTOR CLARIFIER AREA
            -------------------------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 48 degrees 46' 07" W, 591.71' to the point of beginning (N 791,960.0 E 234,055.0); thence S 0' 00' W, 170.00'; thence N 90 degrees 00'
     W, 111.00; thence N 0 degrees 00' W, 170.00'; thence N 90 degrees 00' E, 111.00' to the point of beginning; said land being 0.43 (plus or minus) acres;


                       TURPENTINE RECOVERY FACILITY AREA
                       ---------------------------------


          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 63 degrees 26' 06" W, 11.18' to the point of beginning (N 792,345.0, E 234,490.0); thence N 0 degrees 00' W, 30.00'; thence N 90 degrees 00" E, 20.00'; thence S 0 degrees 00' W, 30.00'; thence N 90 degrees 00' W, 20.00' to the point of beginning; said land being 0.01 (plus or minus) acres;

          LOG STORAGE AREA (C-28522), LOG FEED DECKS AREA (C-28523),
          ----------------------------------------------------------
           DRUM AREA (C-28525), VIBRATING CONVEYORS AREA (C-28532),
           --------------------------------------------------------
              CHIPPER POWER FEED ROLLS AREA (C-28528), CHIP BLDG.
              ---------------------------------------------------
          AREA (C-28535), AND BARK COLLECTING CONVEYOR AREA (C-28531)
          -----------------------------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 80 degrees 22' 54" E, 879.79' to the point of beginning; thence N 0 degrees 00' W, 326.00'; thence N 90 degrees 00' E, 711.08'; thence S 0 degrees 00' W, 326.00'; thence N 90 degrees 00' W, 328.00'; thence S 0 degrees 00' W, 188.00'; thence N 90 degrees 00' W, 50.00'; thence N 0 degrees 00' W, 188.00'; thence N 90 degrees 00' W, 333.08' to the point of beginning; said land being 5.54 (plus or minus) acres;

                        AREA "B" MAINTENANCE SHOP AREA
                        ------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 11 degrees 04' 57" W, 197.69' to the point of beginning (N 792,156.0, E 234,462.0); thence S 0 degrees 00" W, 82.00'; thence N 90 degrees 00" W, 52.00'; thence N 0 degrees 00' W, 82.00'; thence N 90 degrees 00' E, 52.00 to the point of beginning; said land being 0.10 (plus or minus) acres;

                      NEW LIME KILN/RECAUSTICIZING AREA
                       ---------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence N 70 degrees 51' 29" E, 267.79' to the point of beginning (793,238.0 E 233,503.0); thence N 90 degrees 00' E, 399.23'; thence S 0 degrees 00' W, 50.00'; thence N 90 degrees 00' E, 45.00'; thence S 0 degrees 00' W, 78.00'; thence N 90 degrees 00' W, 444.23'; thence N 0 degrees 00' W, 128.00' to the point of beginning; said land being 1.25 (plus or minus) acres;

                          NO. 2 RECOVERY BOILER AREA
                          --------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 40(degrees) 16' 34" E, 439.77' to the point of beginning (N 792,814.67, E 233,534.32'); thence N 90(degrees) 00' E, 36.30'; thence N
     0(degrees) 00' W, 20.50'; thence N 90(degrees) 00' E, 72.26'; thence N 0(degrees) 00' W, 14.83'; thence N 90(degrees) 00' E, 110.50'; thence S 0(degrees) 00' W, 42.58'; thence N 90(degrees) 00' E, 26.00'; thence S 0(degrees) 00' W, 81.00'; thence N 90(degrees) 00' W, 51.00'; thence N 0(degrees) 00" W, 25.12'; thence N 90(degrees) 00' W, 85.50'; thence N 00(degrees) 00' W, 8.63'; thence N 90(degrees) 00' W, 72.26'; thence N 90(degrees) 00' W, 20.50'; thence N 0(degrees) 00' W, 36.30'; thence N 0(degrees) 00' W, 34.00' to the point of beginning; said land being 0.47 (plus or minus) acres;

                      NEW EVAPORATORS AND NEW TANKS AREA
                      ----------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 62(degrees) 01' 33" E, 637.83' to the point of beginning (N 792,851.0, E 233,813.33); thence N 90(degrees) 00' E, 246.67'; thence along an arc South and East 53.41' having a radius of 34.00' with a central angle of 90(degrees) 00'; thence S 0(degrees) 00' W, 135.33'; thence along an arc South and West 53.41' having a radius of 34.00' with a central angle of 90(degrees) 00'; thence N 90(degrees) 00' W, 34.00'; thence N 0(degrees) 00' W, 99.79'; thence N 90(degrees) 00' W, 69.00'; thence N 59(degrees) 47'
     19" W, 91.42'; thence N 90(degrees) 00' W, 64.67'; thence N 0(degrees) 00'
     W, 57.54' to the point of beginning; said land being 0.72 (plus or minus) acres;

     (collectively, the "Unimproved Land"); less, in each case, any structures constructed and leased pursuant to a Lease Agreement dated July 1, 1977, and recorded in Deed Book 550 at Pages 51-94 (as amended to date, the "1977 Lease") under which Lessor leased to Georgia Kraft Company ("Georgia Kraft") a parcel of land in Russell County, Alabama as more particularly described in Exhibit A to the Lease (the "1977 Land"), together with certain items of equipment described in Exhibit B to the 1977 Lease (Georgia Kraft has assigned its interest in the 1977 Lease to Mead Coated Board, Inc.);

together with the following easements:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Board Premises (the 1977 Land less and except the 1988 Land) in order to provide all necessary or convenient ingress or egress between the Unimproved Land and railroads, public roads and highways and the Chattahoochee River and to permit passage between the Unimproved Land and the Board Premises;

          (b) An easement and right for the passage of pedestrians and vehicles and for the construction, erection, installation, operation, maintenance, renewal, replacement and use of material conveying systems, including without limitation pipelines, through any part of the Board Premises necessary or convenient in order to assure the passage of equipment, raw materials, items in the process of manufacture, and finished products from the Unimproved Land to the Board Premises, including without limitation such rights and easements as are necessary for the movement of personnel, vehicles and materials among and between the various parcels of land comprising the Board Premises in order to permit and facilitate the operation of the Project;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Board Premises, such pipes, conduits, and wires as are necessary or convenient to insure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Unimproved Land and the Project including, without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Board Premises; and

          (d) An easement and right to create and maintain upon the Board Premises encroachments of equipment, structures or other improvements which will be included on the Unimproved Land and within the Project as presently planned, and any similar replacements or substitutions of portions of the Project for as long as any such equipment, structures or other improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect any such equipment, structure or other improvements to any structure or improvement on the Board Premises;

but subject to the following easements over the Unimproved Land in favor of the Board Premises:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Unimproved Land in order to provide all necessary or convenient ingress and egress among and between all portions of the Board Premises and between the Board Premises and the Unimproved Land, including without limitation portions on which additional improvements may be erected, and railroads, public works and highways and the Chattahoochee River and to permit passage among and between the various parcels of land comprising the Board Premises;

          (b) An easement and right for the passage of pedestrians, vehicles, and for the construction, installation, operation, maintenance, renewal, replacement and use of material conveyance systems, including without limitation, pipelines, through any part of the Unimproved Land necessary or convenient in order to assure the passage of equipment, and finished products from one portion of the Board Premises to another or between the Board Premises and the Unimproved Land, including, without limitation such rights and easements as are necessary for the movement of personnel, vehicles and material among and between the various parcels of land comprising the Board Premises in order to permit and facilitate the operation of any facilities located on the Board Premises;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Unimproved Land, such pipes, conduits, and wires and appurtenances as are necessary or convenient to assure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Board Premises, including without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Unimproved Land; and

          (d) An easement and right to maintain any present equipment, structures or other improvements included within the facilities presently located on the Board Premises as encroachments upon the Unimproved Land as long as any such equipment, structures or other improvements remain standing, and to construct and maintain similar encroachments on the Unimproved Land in respect of any additional improvements constructed adjacent to the Unimproved Land, as long as any such additional improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect such additional improvements to any structure or any improvements on the Unimproved Land.

                             CONSENT OF BONDHOLDER
                             ---------------------

          MEAD COATED BOARD, INC., as holder of all of the outstanding Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A of the Industrial Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Fifth Amendment To Lease Agreement dated as of October 1, 1989, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of December 1, 1988, as amended by a First Amendment To Lease Agreement dated as of March 1, 1989, a Second Amendment to Lease Agreement dated as of April 1, 1989, a Third Amendment To Lease Agreement dated as of June 1, 1989 and a Fourth Amendment To Lease Agreement dated as of July 1, 1989, between the Board and Mead Coated Board, Inc. and directs AmSouth Bank N.A., as Trustee, to consent to the execution and delivery of the same.

          IN WITNESS WHEREOF, Mead Coated Board, Inc. has caused this Consent of Bondholder to be executed in its name and behalf as of December 1, 1989.


                                   MEAD COATED BOARD, INC.

                                   By: /s/
                                       -------------------------------
                                       Vice President

                              CONSENT OF TRUSTEE
                              ------------------

          AMSOUTH BANK N.A., as Trustee under the Trust Indenture dated as of December 1, 1988, as supplemented by a First Supplemental Trust Indenture dated as of March 1, 1989, a Second Supplemental Trust Indenture dated as of April 1, 1989, a Third Supplemental Trust Indenture dated as of June 1, 1989 and a Fourth Supplemental Trust Indenture dated as of July 1, 1989, from the Industrial Development Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Fifth Amendment To Lease Agreement, dated as of October 1, 1989, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of December 1, 1988, as amended by a First Amendment To Lease Agreement dated as of March 1, 1989, a Second Amendment To Lease Agreement dated as of April 1, 1989, a Third Amendment To Lease Agreement dated as of June 1, 1989 and a Fourth Amendment To Lease Agreement dated as or July 1, 1989, between the Board and Mead Coated Board, Inc.

          IN WITNESS WHEREOF, AmSouth Bank N.A. has caused this Consent of Trustee to be executed in its name and behalf as of December l, 1989.


                                       AMSOUTH BANK N.A., as Trustee


                                       By: /s/
                                           ----------------------------------
                                           Title:  Assistant Vice President
                                                   and Corporate Trust Officer

                                SIXTH AMENDMENT
                                ---------------
                                      TO
                                      --
                                LEASE AGREEMENT
                                ---------------

          THIS SIXTH AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of May 1, 1990, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA (the "Board"), a public body corporate and politic duly organized and existing under the Constitution and laws of the State of Alabama, and MEAD COATED BOARD, INC., a Delaware corporation (the
"Company").

                                R E C I T A L S
                                ---------------

          The Board has previously issued and sold $85,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A (the "Series 1988A Bonds"); $43,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989A (the "Series 1989A Bonds"); $45,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989B (the "Series 1989B Bonds"); $37,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989C (the "Series 1989C Bonds"); $40,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989D (the "Series 1989D Bonds") and $49,667,074 of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989E (the "Series 1989E Bonds") pursuant to a Trust Indenture dated as of December 1, 1988 (the "Original Indenture"), as supplemented by a First Supplemental Trust Indenture dated as of March 1, 1989, a Second Supplemental Trust Indenture dated as of April 1, 1989, a Third Supplemental Trust Indenture dated as of June 1, 1989, a Fourth Supplemental Trust Indenture dated as of July 1, 1989 and a Fifth Supplemental Trust Indenture dated as of December 1, 1989 (collectively, the "Indenture"), from the Board to AmSouth Bank N.A., as Trustee (the "Trustee").

          The Board has used the proceeds of the sale of the Series 1988A Bonds, the Series 1989A Bonds, the Series 1989B Bonds, the Series 1989C Bonds, the Series 1989D Bonds and the Series 1989E Bonds for the payment of outstanding industrial development temporary borrowing notes (the "Notes") issued by the Board for the purpose of funding the acquisition, construction and installation of a coated natural kraft mill and related facilities (the "Project") in connection with certain industrial facilities located near Phenix City, Alabama. The Project is owned by the Board and leased to the Company pursuant to a Lease Agreement dated as of December 1, 1988, as amended by the First Amendment To Lease Agreement dated as of March 1, 1989, the Second Amendment To Lease Agreement dated as of April 1, 1989, the Third Amendment To Lease Agreement dated as of June 1, 1989, the Fourth Amendment To Lease Agreement dated as of July 1, 1989 and the Fifth Amendment To Lease Agreement dated as of December 1, 1989 (collectively, the "Agreement"). The Agreement obligates the Company to make rental payments in such amounts and at such times as will provide for the payment of the principal and interest on the Series 1988A Bonds, the Series 1989A Bonds, the Series 1989B Bonds, the Series 1989C Bonds, the Series 1989D Bonds and the Series 1989E Bonds as the same becomes due and payable.

          Under Article IV of the Original Indenture, the Board is permitted to issue Additional Bonds (as defined in the Original Indenture) in order to pay additional Notes issued by the Board in connection with the Project. In that connection, the Board is issuing $170,000,000 in aggregate principal amount of Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1990A (the "Series 1990A Bonds"), pursuant to the Indenture as supplemented by a Sixth Supplemental Trust Indenture dated as of May 1, 1990 (the "Sixth Supplemental Indenture") from the Board to the Trustee. The Indenture as supplemented by the Sixth Supplemental Indenture is hereinafter referred to as the "Indenture".

          NOW, THEREFORE, as contemplated by Section 4.5 of the Agreement and in accordance with Section 1501 of the Original Indenture, the parties hereto desire to amend the Agreement as follows:

                                   ARTICLE I

                     PROVISIONS FOR AMENDING THE AGREEMENT
                     -------------------------------------

          Section 1.1 Amendment of Section 5.3 of the Aqreement. The term
          ----------- -----------------------------------------
"Bonds" as used in Section 5.3 of the Agreement shall include the Series 1990A Bonds.

          Section 1.2 Terms of Agreement Applicable to Series 1990A Bonds. All
          ----------- ---------------------------------------------------
terms, conditions, representations and covenants set forth in the Agreement applicable to the Series 1988A Bonds and not specifically otherwise provided for in the Indenture, any supplements thereto or the Agreement, shall apply with full force and effect to the Series 1990A Bonds. Without limiting the foregoing, all references in the Agreement to the "Bonds" shall be deemed to mean the Series 1988A Bonds, the Series 1989A Bonds, the Series 1989B Bonds, the Series 1989C Bonds, the Series 1989D Bonds, the Series 1989E Bonds and the Series 1990A Bonds, including without limitation the provisions of
Section 5.3 of the Agreement relating to the payment of rents.

          Section 1.3 Representations and Warranties by the Board. The Board
          ----------- -------------------------------------------
makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a) Organization and Authority. The Board is a public corporation
              --------------------------
     duly organized and validly existing under the provisions of the Act by authority of a resolution adopted by the Board of Commissioners of the City on June 14, 1960 and a Certificate of Incorporation duly filed for record on October 17, 1960, in the office of the Judge of Probate of Russell County, Alabama, which Certificate of Incorporation has not been amended or been revoked and is of full force and effect. The Board has all requisite power and authority under the Act (1) to issue the Series 1990A Bonds, (2) to use the proceeds thereof to refund the Notes issued to pay the cost to acquire, construct and install the Project, (3) to own, lease, encumber and dispose of the Project, and (4) to enter into, and perform its obligations under, the Indenture, the Agreement and this Amendment. This Amendment and the Sixth Supplemental Indenture have been duly authorized, executed and delivered by the Board and are legal, valid and binding agreements enforceable against the Board in accordance with their respective terms.

          (b) Pending Litigation. There are no actions, suits, proceedings,
              ------------------
     inquiries or investigations pending, or to the knowledge of the Board threatened, against or affecting the Board in any court or before any governmental authority or arbitration board or tribunal, which adversely affect the validity or enforceability of the Series 1990A Bonds, the Indenture, the Agreement, this Amendment, or any agreement or instrument to which the Board is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby.

          (c) Issue, Sale and Other Transactions Are Legal and Authorized. The
              -----------------------------------------------------------
     issue and sale of the Series 1990A Bonds and the execution and delivery by the Board of the Sixth Supplemental Indenture and this Amendment and the compliance by the Board with all of the provisions of each thereof and of the Series 1990A Bonds (i) are within the purposes, powers and authority of the

     Board, (ii) to the best of the knowledge of the Board, have been done in full compliance with the provisions of the Act, are legal and will not conflict with or constitute on the part of the Board a violation of or a breach of or default under, or result in the creation of any lien or encumbrance (other than Permitted Encumbrances under the Agreement) upon any property of the Board under the provisions of, its certificate of incorporation or Bylaws, or any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Board is a party or by which the Board is bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Board or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Board.

          (d) Governmental Consents. Neither the nature of the Board nor any of
              ---------------------
     its activities or properties, nor any relationship between the Board and any other person, nor any circumstance in connection with the offer, issue, sale or delivery of any of the Series 1990A Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Board in connection with the execution, delivery and performance of the Sixth Supplemental Indenture and this Amendment, or the offer, issue, sale or delivery of the Series 1990A Bonds, other than (i) the filing with the Alabama Securities Commission of the notification of the Board's intention to issue the Series 1990A Bonds required by Act No. 586 enacted at the 1978 Regular Session of the Legislature of the State and the issuance by the Director of the Alabama Securities Commission of such Certificate of Notification as may be required by said Act, and (ii) the due filing and recording of this Amendment, the Sixth Supplemental Indenture and the financing statements covering the security interests created hereunder and under the Indenture. The Board has filed the notification referred to in
     (i) of the preceding sentence and the Director of the Alabama Securities Commission has issued a Certificate of Notification applicable to the Series 1990A Bonds, which Certificate of notification has not been revoked or rescinded and is in full force and effect.

          (e) No Defaults. The Board is not in default under the Act or under
              -----------
     its Certificate of Incorporation or Bylaws or any other agreement or instrument to which it is a party or by which is bound.

          Section 1.4 Representations and Warranties by the Company. The Company
          ----------- ---------------------------------------------
makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority to carry on its business as now being conducted and as presently proposed to be conducted, and (iii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in the State.

          (b) The Company has the corporate power and has been duly authorized to enter into this Amendment and to perform all of its obligations hereunder.

          (c) The willingness of the Board to issue the Series 1990A Bonds for purposes of financing costs of acquiring, constructing, and installing the Project, and to lease the Project to the Company, has induced the Company to locate the Project within the State of Alabama and, more particularly, within 25 miles of the City.

          (d) The Company is not subject to any contractual or other limitation or provision of any nature whatsoever which in any material way limits, restricts or prevents the Company from entering into this Amendment, or performing any of its obligations hereunder; and the execution and delivery of this Amendment, the consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Amendment will not conflict with or result in a breach of the terms, conditions or provisions of any restriction, agreement or instrument to which the Company is a party or by which it is bound, or constitute a default under any of the foregoing.

          (e) No event has occurred and no condition exists that would constitute an "Event of Default" under the Agreement or this Amendment which, with the lapse of time or with the giving of notice or both, would become an "Event of Default" under the Agreement or this Amendment.

          (f) To the best of its knowledge and belief, the Company is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject and has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would reasonably be expected to materially and adversely affect the abililty of the Company to perform its obligations under this Amendment.

                                  ARTICLE II

                                 MISCELLANEOUS
                                 -------------

          Section 2.1 Agreement and Amendment as One Document. As amended by
          ----------- ---------------------------------------
this Amendment, the Agreement is in all respects ratified and confirmed and the Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

          Section 2.2 References. All references herein or in the Agreement to
          ----------- ----------
any Article, Section or provision of the Agreement shall refer to any such Article, Section or provision as hereby amended.

          Section 2.3 Counterparts. This Amendment may be simultaneously
          ----------- ------------
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          Section 2.4 Captions. The captions or headings in this Amendment are
          ----------- --------
for convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

          Section 2.5 Applicable Law. This Amendment shall be construed in
          ----------- --------------
accordance with the laws of the State of Alabama.

          IN WITNESS WHEREOF, the Board and the Company have caused this Amendment to be executed in their respective corporate names as of the date first written above.

                                       THE INDUSTRIAL DEVELOPMENT BOARD OF
                                       THE CITY OF PHENIX CITY, ALABAMA

                                       By: /s/ Kenneth A. Roberts
                                           ------------------------------------
                                           Chairman


                                       MEAD COATED BOARD, INC.

                                       By: /s/ W. D. Bloebaum, Jr.
                                           -----------------------------------
                                           Title: Treasurer

                            ACKNOWLEDGMENT OF BOARD

STATE OF ALABAMA

COUNTY OF RUSSELL


          I, Sydney S. Smith, a Notary Public in and for said County in said State, hereby certify that Kenneth A. Roberts, whose name as Chairman of the Board of Directors of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA, a public corporation and instrumentality under the laws of the State of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

          GIVEN under my hand and seal of office, this _____ day of June, 1990.

                                            /s/ Sydney S. Smith
                                            ----------------------------------
                                                        Notary Public

(SEAL)
                                            My commission expires: 2-25-92
                                                                  ------------

                           ACKNOWLEDGMENT OF COMPANY

STATE OF OHIO

COUNTY OF MONTGOMERY

          I, Charity K. Burgess, Notary Public in and for said County in said State, hereby certify that William D. Bloebaum, Jr., whose name as Treasurer of MEAD COATED BOARD, INC., a corporation organized and existing under the laws of the State of Delaware, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

          GIVEN under my hand and seal of office, this 24th day of May, 1990.


                                        /s/ Charity K. Burgess
                                        -------------------------------
                                                 Notary Public

(SEAL)                                  My commission expires: 8-15-94
                                                               --------

                                  EXHIBIT "A"

                                      to

                  Sixth Amendment To Lease Agreement between
                      THE INDUSTRIAL DEVELOPMENT BOARD OF
                       THE CITY OF PHENIX CITY, ALABAMA
                                     and
                           MEAD COATED BOARD, INC.
                            dated as of May 1, 1990


                          DESCRIPTION OF PROJECT LAND
                          ---------------------------

The Project Land includes the following property:

              NEW RECLAIM PLATE FEED AND CONVEYOR AREA (C-28511),
              ---------------------------------------------------
                CHIPS CONVEYOR TO SCREEN HOUSE AREA (C-28513),
                ----------------------------------------------
                     AND CHIPS SCREEN HOUSE AREA (C-28515)
                     -------------------------------------

          All that portion of land and structures lying 13' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 63(degrees) 51' 31" E, 790.90' to the point of beginning; thence N 90(degrees) 00' W, 82.00; thence S 0' 00" W, 8.75'; thence N 90(degrees) 00' W, 232.22'; thence S 15(degrees) 17' 15" E, 479.72' to a point on the northmost side of a rectangular area (Chip Screen House) which parallels last said course and is 75.0' north to south (7.00' of which is west of last said course) by 49.0' east to west; said rectangular area being the point of ending; said land being 0.56+ acres;

          CHIPS CONVEYOR TO PINE STORAGE AREA (C-28538)
          ---------------------------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R

     30 E, County of Russell, State of Alabama; thence N 45(degrees) 24' 34" E, 692.79' to the point of beginning; thence S 36(degrees) 51' 02" E, 454.94' to the point of ending; said land being 0.29 (plus or minus) acres;

            CHIPPER DISCHARGE CONVEYOR AREA (C-28536) AND CHIPS TO
            ------------------------------------------------------
                   HARDWOOD STORAGE CONVEYOR AREA (C-28537)
                   ----------------------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 71(degrees)34' 06" E, 600.24' to the point of beginning; thence S 71(degrees) 04' 32" E, 640.91'; thence N 50(degrees) 08' 32" E, 61.59' to the point of ending; said land being 0.45 (plus or minus) acres;

                   CHIP CONVEYOR TO DIGESTER AREA (C-28521),
                   -----------------------------------------
                  CHIP CONVEYOR TO SURGE BIN AREA (C-28519),
                  ------------------------------------------
                         AND CHIP SILO AREA (C-28520)
                         ----------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence S 48(degrees) 21' 59" W, 84.29' to the point of beginning; thence S 56(degrees) 07' 32" E, 319.22' to the center of a circular area (Chip Silo) with a radius of 15.00' and a central angle of 360(degrees) 00' bounded by a rectangular structure 32' -6" (plus or minus) East-West and 32' -6" (plus or minus) North-South; thence N 82(degrees) 51' 32" E, 355.48' to the point of ending; said land being 0.45 (plus or minus) acres;

                  NEW WASHER FACILITY AND BATCH DIGESTER AREA
                  -------------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 48(degrees) 06' 06" W, 35.94' to the point of beginning (N 792,374.0, E 234,473.25); thence S 0(degrees) 00' W, 133.50'; thence N
     90(degrees) 00' W, 103.39'; thence S 0(degrees) 00' W, 103.50'; thence
     90(degrees) 00' W, 48.00'; thence N 0(degrees) 00' W, 55.75'; thence N 90(degrees) 00' W, 80.00'; thence S 0(degrees) 00' W, 42.75'; thence N 90(degrees) 00' W, 63.00'; thence N 0(degrees) 00' W, 110.00'; thence N 45(degrees) 00' E, 55.00'; thence N 0(degrees) 00' W, 23.11'; thence N 90(degrees) 00' E, 23.00'; thence N 0(degrees) 00' W, 23.25'; thence N 90(degrees) 00' E, 170.00'; thence N 0(degrees) 00' W, 28.75'; thence N 90(degrees) 00' E, 62.50' to the point of beginning; said area being 1.01 (plus or minus) acres;

            MILL WATER COOLING TOWER AND NEW REACTOR CLARIFIER AREA
            -------------------------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 48(degrees) 46' 07" W, 591.71' to the point of beginning (N 791,960.0 E 234,055.0); thence S 0(degrees) 00' W, 170.00'; thence N
     90(degrees) 00' W, 111.00; thence N 0(degrees) 00' W, 170.00'; thence N 90(degrees) 00' E, 111.00' to the point of beginning; said land being 0.43 (plus or minus) acres;

                       TURPENTINE RECOVERY FACILITY AREA
                       ---------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 63(degrees) 26' 06" W, 11.18' to the point of beginning (N 792,345.0, E 234,490.0); thence N 0(degrees) 00" W, 30.00'; thence N
     90(degrees) 00" E, 20.00'; thence S 0(degrees) 00' W, 30.00'; thence N 90(degrees) 00' W, 20.00' to the point of beginning; said land being 0.01 (plus or minus) acres;

          LOG STORAGE AREA (C-28522), LOG FEED DECKS AREA (C-28523),
          ---------------------------------------------------------
           DRUM AREA (C-28525), VIBRATING CONVEYORS AREA (C-28532),
           --------------------------------------------------------
             CHIPPER POWER FEED ROLLS AREA (C-28528), CHIP BLDG.
             ---------------------------------------------------
          AREA (C-28535), AND BARK COLLECTING CONVEYOR AREA (C-28531)
          -----------------------------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 80(degrees) 22' 54" E, 879.79' to the point of beginning; thence N 0(degrees) 00' W, 326.00'; thence N 90(degrees) 00' E, 711.08'; thence S
     0(degrees) 00' W, 326.00'; thence N 90(degrees) 00' W, 328.00'; thence S
     0(degrees) 00' W, 188.00'; thence N 90(degrees) 00' W, 50.00'; thence N 0(degrees) 00' W, 188.00'; thence N 90(degrees) 00' W, 333.08' to the point of beginning; said land being 5.54 (plus or minus) acres;

                        AREA "B" MAINTENANCE SHOP AREA
                        ------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 11(degrees) 04' 57" W, 197.69' to the point of beginning (N 792,156.0, E 234,462.0); thence S 0(degrees) 00" W, 82.00'; thence N
     90(degrees) 00" W, 52.00'; thence N 0(degrees) 00' W, 82.00'; thence N 90(degrees) 00' E, 52.00 to the point of beginning; said land being 0.10 (plus or minus) acres;

                       NEW LIM KILN/RECAUSTICIZING AREA
                       --------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence N 70(degrees) 51' 29" E, 267.79' to the point of beginning (793,238.0 E 233,503.0); thence N 90(degrees) 00' E, 399.23'; thence S
     0(degrees) 00' W, 50.00'; thence N 90(degrees) 00' E, 45.00'; thence S 0(degrees) 00' W, 78.00'; thence N 90(degrees) 00' W, 444.23'; thence N 0(degrees) 00' W, 128.00' to the point of beginning; said land being 1.25 (plus or minus) acres;

                          NO. 2 RECOVERY BOILER AREA
                          --------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 40(degrees) 16' 34" E, 439.77' to the point of beginning (N 792,814.67, E 233,534.32'); thence N 90(degrees) 00' E, 36.30'; thence N
     0(degrees) 00' W, 20.50'; thence N 90(degrees) 00' E, 72.26'; thence N 0(degrees) 00' W, 14.83'; thence N 90(degrees) 00' E, 110.50'; thence S 0(degrees) 00' W, 42.58'; thence N 90(degrees) 00' E, 26.00'; thence S 0(degrees) 00' W, 81.00'; thence N 90(degrees) 00' W, 51.00'; thence N 0(degrees) 00" W, 25.12'; thence N 90(degrees) 00' W, 85.50'; thence N 00(degrees) 00' W, 8.63'; thence N 90(degrees) 00' W, 72.26'; thence N 90(degrees) 00' W, 20.50'; thence N 0(degrees) 00' W, 36.30'; thence N 0(degrees) 00' W, 34.00' to the point of beginning; said land being 0.47 (plus or minus) acres;

                      NEW EVAPORATORS AND NEW TANKS AREA
                      ----------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 62(degrees) 01' 33" E, 637.83' to the point of beginning (N 792,851.0, E 233,813.33); thence N 90(degrees) 00' E, 246.67'; thence along an arc South and East 53.41' having a radius of 34.00' with a central angle of 90(degrees) 00'; thence S 0(degrees) 00' W, 135.33'; thence along an arc South and West 53.41' having a radius of 34.00' with a central angle of 90(degrees) 00'; thence N 90(degrees) 00' W, 34.00'; thence N 0(degrees) 00' W, 99.79'; thence N 90(degrees) 00' W, 69.00'; thence N 59(degrees) 47'
     19" W, 91.42'; thence N 90(degrees) 00' W, 64.67'; thence N 0(degrees) 00'
     W, 57.54' to the point of beginning; said land being 0.72 (plus or minus) acres;

     (collectively, the "Unimproved Land"); less, in each case, any structures constructed and leased pursuant to a Lease Agreement dated July 1, 1977, and recorded in Deed Book 550 at Pages 51-94 (as amended to date, the "1977 Lease") under which Lessor leased to Georgia Kraft Company ("Georgia Kraft") a parcel of land in Russell County, Alabama as more particularly described in Exhibit A to the Lease (the "1977 Land"), together with certain items of equipment described in Exhibit B to the 1977 Lease (Georgia Kraft has assigned its interest in the 1977 Lease to Mead Coated Board, Inc.);

together with the following easements:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Board Premises (the 1977 Land less and except the 1988 Land) in order to provide all necessary or convenient ingress or egress between the Unimproved Land and railroads, public roads and highways and the Chattahoochee River and to permit passage between the Unimproved Land and the Board Premises;

          (b) An easement and right for the passage of pedestrians and vehicles and for the construction, erection, installation, operation, maintenance, renewal, replacement and use of material conveying systems, including without limitation pipelines, through any part of the Board Premises necessary or convenient in order to assure the passage of equipment, raw materials, items in the process of manufacture, and finished products from the Unimproved Land to the Board Premises, including without limitation such rights and easements as are necessary for the movement of personnel, vehicles and materials among and between the various parcels of land comprising the Board Premises in order to permit and facilitate the operation of the Project;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Board Premises, such pipes, conduits, and wires as are necessary or convenient to insure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Unimproved Land and the Project including, without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Board Premises; and

          (d) An easement and right to create and maintain upon the Board Premises encroachments of equipment, structures or other improvements which will be included on the Unimproved Land and within the Project as presently planned, and any similar replacements or substitutions of portions of the Project for as long as any such equipment, structures or other improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect any such equipment, structure or other improvements to any structure or improvement on the Board Premises;

but subject to the following easements over the Unimproved Land in favor of the Board Premises:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Unimproved Land in order to provide all necessary or convenient ingress and egress among and between all portions of the Board Premises and between the Board Premises and the Unimproved Land, including without limitation portions on which additional improvements may be erected, and railroads, public works and highways and the Chattahoochee River and to permit passage among and between the various parcels of land comprising the Board Premises;

          (b) An easement and right for the passage of pedestrians, vehicles, and for the construction, installation, operation, maintenance, renewal, replacement and use of material conveyance systems, including without limitation, pipelines, through any part of the Unimproved Land necessary or convenient in order to assure the passage of equipment, and finished products from one portion of the Board Premises to another or between the Board Premises and the Unimproved Land, including, without limitation such rights and easements as are necessary for the movement of personnel, vehicles and material among and between the various parcels of land comprising the Board Premises in order to permit and facilitate the operation of any facilities located on the Board Premises;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Unimproved Land, such pipes, conduits, and wires and appurtenances as are necessary or convenient to assure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Board Premises, including without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Unimproved Land; and

          (d) An easement and right to maintain any present equipment, structures or other improvements included within the facilities presently located on the Board Premises as encroachments upon the Unimproved Land as long as any such equipment, structures or other improvements remain standing, and to construct and maintain similar encroachments on the Unimproved Land in respect of any additional improvements constructed adjacent to the Unimproved Land, as long as any such additional improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect such additional improvements to any structure or any improvements on the Unimproved Land.

                             CONSENT OF BONDHOLDER
                             ----------------------

          MEAD COATED BOARD, INC., as holder of all of the outstanding Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A of the Industrial Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Sixth Amendment To Lease Agreement dated as of May 1, 1990, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of December 1, 1988, as amended by a First Amendment To Lease Agreement dated as of March 1, 1989, a Second Amendment To Lease Agreement dated as of April 1, 1989, a Third Amendment To Lease Agreement dated as of June 1, 1989, a Fourth Amendment To Lease dated as of July 1, 1989 and a Fifth Amendment To Lease Agreement dated as of December 1, 1989 between the Board and Mead Coated Board, Inc. and directs AmSouth Bank N.A., as Trustee, to consent to the execution and delivery of the same.

          IN WITNESS WHEREOF, Mead Coated Board, Inc. has caused this Consent of Bondholder to be executed in its name and behalf as of May 1, 1990.

                                        MEAD COATED BOARD, INC.

                                        By: /s/ W.D. Bloebaum, Jr.
                                            -------------------------------
                                            Title:

                              CONSENT OF TRUSTEE

          AMSOUTH BANK N.A., as Trustee under the Trust Indenture dated as of December 1, 1988, as supplemented by a First Supplemental Trust Indenture dated as of March 1, 1989, a Second Supplemental Trust Indenture dated as of April 1, 1989, a Third Supplemental Trust Indenture dated as of June 1, 1989, a Fourth Supplemental Trust Indenture dated as of July 1, 1989 and a Fifth Supplemental Trust Indenture dated as of December 1, 1989 from the Industrial Development Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Sixth Amendment To Lease Agreement, dated as of May 1, 1990, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of December 1, 1988, as amended by a First Amendment To Lease Agreement dated as of March 1, 1989, a Second Amendment To Lease Agreement dated as of April 1, 1989, a Third Amendment To Lease Agreement dated as of June 1, 1989, a Fourth Amendment To Lease Agreement dated as of July 1, 1989 and a Fifth Amendment To Lease Agreement dated as of December 1, 1989 between the Board and Mead Coated Board, Inc.

          IN WITNESS WHEREOF, AmSouth Bank N.A. has caused this Consent of Trustee to be executed in its name and behalf as of May 1, 1990.

                                       AMSOUTH BANK N.A., as Trustee

                                       By: /s/ Jeff Fink
                                             --------------------------------
                                             Title: CORPORATE TRUST OFFICER

                               SEVENTH AMENDMENT
                               -----------------

                                       TO
                                       --

                                LEASE AGREEMENT
                                ---------------

          THIS SEVENTH AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of June 1, 1990, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA (the "Board"), a public body corporate and politic duly organized and existing under the Constitution and laws of the State of Alabama, and MEAD COATED BOARD, INC., a Delaware corporation (the "Company").

                                R E C I T A L S
                                ---------------

          The Board has previously issued and sold $85,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A (the "Series 1988A Bonds"); $43,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board project) Series 1989A (the "Series 1989A Bonds"); $45,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989B (the "Series 1989B Bonds"); $37,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board project) Series 1989C (the "Series 1989C Bonds"); $40,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989D (the "Series 1989D Bonds"); $49,667,074 of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989E (the "Series 1989E Bonds") and $170,000,000 of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1990A (the "Series 1990A Bonds" ) pursuant to a Trust Indenture dated as of December 1, 1988 (the "Original Indenture"), as supplemented by a First Supplemental Trust Indenture dated as of March 1, 1989, a Second Supplemental Trust Indenture dated as of April 1, 1989, a Third Supplemental Trust Indenture dated as of June 1, 1989, a Fourth Supplemental Trust Indenture dated as of July 1, 1989, a Fifth Supplemental Trust Indenture dated as of December 1, 1989 and a

Sixth Supplemental Trust Indenture dated as of May 1, 1990 (collectively the "Indenture"), from the Board to AmSouth Bank N.A., as Trustee (the "Trustee").

          The Board has used the proceeds of the sale of the Series 1988A Bonds, the Series 1989A Bonds, the Series 1989B Bonds, the Series 1989C Bonds, the Series 1989D Bonds, the Series 1989E Bonds and the Series 1990A Bonds for the payment of outstanding industrial development temporary borrowing notes (the "Notes") issued by the Board for the purpose of funding the acquisition, construction and installation of a coated natural kraft mill and related facilities (the "Project") in connection with certain industrial facilities located near Phenix City, Alabama. The Project is owned by the Board and leased to the Company pursuant to a Lease Agreement dated as of December 1, 1988, as amended by the First Amendment To Lease Agreement dated as of March 1, 1989 the Second Amendment To Lease Agreement dated as of April 1, 1989, the Third Amendment To Lease Agreement dated as of June 1, 1989, the Fourth Amendment To Lease Agreement dated as of July 1, 1989, the Fifth Amendment To Lease Agreement dated as December 1, 1989, and the Sixth Amendment To Lease Agreement dated as of May 1, 1990 (collectively the "Agreement"). The Agreement obligates the Company to make rental payments in such amounts and at such times as will provide for the payment of the principal and interest on the Series 1988A Bonds, the Series 1989A Bonds, the Series 1989B Bonds, the Series 1989C Bonds, the Series 1989D Bonds, the Series 1989E Bonds and the Series 1990A Bonds as the same becomes due and payable.

          The Project is located on the real property described in Exhibit A to the Agreement (the "Project Land"). The Company desires to amend the Agreement to modify the description of Project Land in order to more accurately include that land which constitutes the site of the Project. Pursuant to Section 12.5 of the Agreement and Section 1502 of the Original Indenture, the Board is permitted to amend the Agreement upon the mailing of notice to, and obtaining the written consent of, the holders of not less than 2/3 in principal amount of the outstanding Bonds.

          NOW, THEREFORE, as contemplated by Section 12.5 of the Agreement and in accordance with Section 1502 of the Original Indenture, the parties hereto desire to amend the Agreement as follows:

          Section 1.1 Amendment of Agreement.
          ----------- ----------------------

          (a) Exhibit A, attached to the Agreement and describing the Project Land, is hereby amended by inserting, subsequent to the description designated "NEW EVAPORATORS AND NEW TANKS AREA", the following:

                                 "LEASED LAND
                                 ------------

               A parcel of land being situated in the Northwest Quarter of
     Section 28 and the Northeast Quarter of Section 29, Township 14 North, Range 30 East, Russell County, Alabama and being more particularly described as follows:

               From the Northeast corner of Section 28, Township 14 North, Range 30 East, run thence South 75 degrees 41 minutes West for a distance of 5256.69 feet to the centerline intersection of Seaboard Railroad and the South construction road and the Point of Beginning; thence South 01 degree 24 minutes West a distance of 294.46 feet along the centerline of said railroad; thence along a curve to the right having a radius of 786.50 feet and an arc length of 674.79 feet, being subtended by a chord of South 25 degrees 40 minutes West for a distance of 654.28 feet along said railroad; thence South 52 degrees 00 minutes West for a distance of 695.08 feet along said railroad; thence North 00 degrees 07 minutes East for a distance of 1313.66 feet to the centerline of the South construction road; thence South 89 degrees 53 minutes East for a distance of 835.68 feet along said centerline to the Point of Beginning.

               Said property contains 18.362 acres, more or less."

          (b) Exhibit B. attached to the Agreement and summarizing the Project, is hereby amended by inserting, subsequent to the last sentence thereof, the following:

               "The Project may also include the acquisition of land which may be used by a third party for warehousing or other purposes in connection with the Project."

          Section 1.2. Waiver of Notice. The Company, being the holder of all of
          -----------  ----------------
the outstanding Bonds, hereby waives any notices which may be required to be given to it pursuant to Section 1502 of the Original Indenture in connection with this Amendment.

          Section 1.3. Aqreement and Amendment as One Document. As amended by
          -----------  ---------------------------------------
this Amendment, the Agreement is in all respects ratified and confirmed and the Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

          Section 1.4. References. All references herein or in the Agreement to
          -----------  ----------
any Article, Section or provision of the Agreement shall refer to any such Article, Section or provision as hereby amended.

          Section 1.5. Counterparts. This Amendment may be simultaneously
          -----------  ------------
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          Section 1.6. Captions. The captions or headings in this Amendment are
          -----------  --------
for convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

          Section 1.7. Applicable Law. This Amendment shall be construed in
          -----------  --------------
accordance with the laws of the State of Alabama.

          IN WITNESS WHEREOF, the Board and the Company have caused this Amendment to be executed in their respective corporate names as of the date first written above.

                                        THE INDUSTRIAL DEVELOPMENT BOARD OF
                                        THE CITY OF PHENIX CITY, ALABAMA


                                        By: /s/ Kenneth A. Roberts
                                            ------------------------------------
                                            Title: Chairman

                                        MEAD COATED BOARD, INC.

                                        By: /s/ W. D. Bloebaum, Jr.
                                            ------------------------------------
                                            Title: Treasurer

                            ACKNOWLEDGMENT OF BOARD

STATE OF ALABAMA

COUNTY OF RUSSELL

          I, Sydney S. Smith, a Notary Public in and for said County in said State, hereby certify that Kenneth A. Roberts, whose name as Chairman of the Board of Directors of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA, a public corporation and instrumentality under the laws of the State of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

          GIVEN under my hand and seal of office, this 27th day of June, 1990.



                                  /s/     Sydney S. Smith
                                  ---------------------------------
                                            Notary Public

 (SEAL)                           My commission expires: 2/25/92
                                                        --------

                           ACKNOWLEDGMENT OF COMPANY

STATE OF OHIO

COUNTY OF MONTGOMERY

          I, David L. Santez, Notary Public in and for said County in said State, hereby certify that William D. Bloebaum, Jr., whose name as Treasurer of MEAD COATED BOARD, INC., a corporation organized and existing under the laws of the State of Delaware, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

          GIVEN under my hand and seal of office, this 21st day of June, 1990.

                                              David L. Santez
                                      -----------------------------
                                               Notary Public



(SEAL)                                My commission expires:
                                                            -------

                                          DAVID L. SANTEZ, Attorney at Law
                                          Notary Public, State of Ohio
                                          My Commission has no Expiration Date.
                                          Section 147.03 O.R.C.

                             CONSENT OF BONDHOLDER
                             ---------------------

          MEAD COATED BOARD, INC., as holder of all of the outstanding Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A, 1989A-E and 1990A of The Industrial Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Seventh Amendment To Lease Agreement dated as of June 1, 1990, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of December 1, 1988, as amended by a First Amendment To Lease Agreement dated as of March 1, 1989, a Second Amendment to Lease Agreement dated as of April 1, 1989, a Third Amendment To Lease Agreement dated as of June 1, 1989, a Fourth Amendment To Lease dated as of July 1, 1989, a Fifth Amendment To Lease Agreement dated as of December 1, 1989 and a Sixth Amendment To Lease Agreement dated as of May 1, 1990 between the Board and Mead Coated Board, Inc. and directs AmSouth Bank N.A., as Trustee, to consent to the execution and delivery of the same.

          IN WITNESS WHEREOF, Mead Coated Board, Inc. has caused this Consent of Bondholder to be executed in its name and behalf as of June 1, 1990.

                                         MEAD COATED BOARD, INC.


                                         By: W. D. Bloebaum, Jr.
                                            -------------------------
                                            Title:  Treasurer

                              CONSENT OF TRUSTEE

          AMSOUTH BANK N.A., as Trustee under the Trust Indenture dated as of December 1, 1988, as supplemented by a First Supplemental Trust Indenture dated as of March 1, 1989, a Second Supplemental Trust Indenture dated as of April 1, 1989, a Third Supplemental Trust Indenture dated as of June 1, 1989, a Fourth Supplemental Trust Indenture dated as of July 1, 1989, a Fifth Supplemental Trust Indenture dated as of December 1, 1989, and a Sixth Supplemental Trust Indenture dated as of May 1, 1990 from the Industrial Development Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Seventh Amendment To Lease Agreement, dated as of May 1, 1990, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of December 1, 1988, as amended by a First Amendment To Lease Agreement dated as of March 1, 1989, a Second Amendment To Lease Agreement dated as of April 1, 1989, a Third Amendment To Lease Agreement dated as of June 1, 1989, a Fourth Amendment To Lease Agreement dated as of July 1, 1989, a Fifth Amendment To Lease Agreement dated as of December 1, 1989, and a Sixth Amendment To Lease Agreement dated as of May 1, 1990 between the Board and Mead Coated Board, Inc.

          IN WITNESS WHEREOF, AmSouth Bank N.A. has caused this Consent of Trustee to be executed in its name and behalf as of June 1, 1990.


                                    AMSOUTH BANK N.A., as Trustee



                                    By: /s/ Jeff Fink
                                       -----------------------------
                                       Title:  Trust Officer

DMY/FNO

                               EIGHTH AMENDMENT
                               ----------------

                                      TO
                                      --

                                LEASE AGREEMENT
                                ---------------

          THIS EIGHTH AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of August 1, 1990, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA (the "Board"), a public body corporate and politic duly organized and existing under the Constitution and laws of the State of Alabama, and MEAD COATED BOARD, INC., a Delaware corporation (the "Company").

                               R E C I T A L S
                               ---------------

          The Board has previously issued and sold $85,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project),
Series 1988A (the "Series 1988A Bonds"); $43,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989A (the "Series 1989A Bonds"); $45,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989B (the
"Series 1989B Bonds"); $37,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989C (the "Series 1989C Bonds"); $40,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989D (the "Series 1989D Bonds"); $49,667,074 of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989E (the "Series 1989E Bonds") and $170,000,000 of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project) Series 1990A (the "Series 1990A Bonds") pursuant to a Trust Indenture dated as of December 1, 1988 (the "Original Indenture"), as supplemented by a First Supplemental Trust Indenture dated as of March 1, 1989, a Second Supplemental Trust Indenture dated as of April 1, 1989, a Third Supplemental Trust Indenture dated as of June 1, 1989, a Fourth Supplemental Trust Indenture dated as of July 1, 1989, a Fifth Supplemental Trust Indenture dated as of December 1, 1989, a Sixth Supplemental Trust Indenture dated as of May 1, 1990 and a Seventh Supplemental Trust Indenture dated as of June 1, 1990 (collectively, the "Indenture"), from the Board to AmSouth Bank N.A., as Trustee (the "Trustee").

          The Board has used the proceeds of the sale of the Series 1988A Bonds, the Series 1989A Bonds, the Series 1989B Bonds, the Series 1989C Bonds, the Series 1989D Bonds, the Series 1989E Bonds and the Series 1990A Bonds for the payment of outstanding industrial development temporary borrowing notes (the "Notes") issued by the Board for the purpose of funding the acquisition, construction and installation of a coated natural kraft mill and related facilities (the "Project") in connection with certain industrial facilities located near Phenix City, Alabama. The Project is owned by the Board and leased to the Company pursuant to a Lease Agreement dated as of December 1, 1988, as amended by the First Amendment To Lease Agreement dated as of March 1, 1989, the Second Amendment To Lease Agreement dated as of April 1, 1989, the Third Amendment To Lease Agreement dated as of June 1, 1989, the Fourth Amendment To Lease Agreement dated as of July 1, 1989, the Fifth Amendment To Lease Agreement dated as December 1, 1989, the Sixth Amendment To Lease Agreement dated as of May 1, 1990 and the Seventh Amendment to Lease Agreement dated as of June 1, 1990 (collectively the "Agreement"). The Agreement obligates the Company to make rental payments in such amounts and at such times as will provide for the payment of the principal and interest on the Series 1988A Bonds, the Series 1989A Bonds, the Series 1989B Bonds, the Series 1989C Bonds, the Series 1989D Bonds, the Series 1989E Bonds and the Series 1990A Bonds as the same becomes due and payable.

          The Project is located on the real property described in Exhibit A to the Agreement (the "Project Land"). The Company desires to amend the Agreement to modify the description of Project Land in order to more accurately include that land which constitutes the site of the Project. Pursuant to Article 1502 of the Original Indenture, the Board is permitted to amend the Agreement upon the mailing of notice to, and obtaining the written consent of, the holders of not less than 2/3 in principal amount of the outstanding Bonds.

          NOW, THEREFORE, as contemplated by Section 12.5 of the Agreement and in accordance with Section 1502 of the Original Indenture, the parties hereto desire to amend the Agreement as follows:

          Section 1.1 Amendment of Agreement. Exhibit A, attached to the
          ----------- ----------------------
Agreement and describing the Project Land, is hereby amended by deleting the description designated "NEW LIME KILN/RECAUSTICIZING" in its entirety, and by inserting, in lieu thereof, the following:

                         "NEW LIME KILN/RECAUSTICIZING
                         -----------------------------

               All that portion of land, and structures lying thereon, in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

               Commence at a monument having grid coordinates N 793,150.19, E 233,250.02 of the West Zone of the State of Georgia Coordinate System; thence N 70(degrees) 51' 29" E, 267.79' to the point of beginning (N 793,238.0 E 233,503.0); thence N 90(degrees) 00' E, 399.23'; thence S
     0(degrees) 00' W, 50.00'; thence N 90(degrees) 00' W, 10.00'; thence S 0(degrees) 00' W, 40.00'; thence N 90(degrees) 00' W, 136.23'; thence N 0(degrees) 00' W, 80.00'; thence N 90(degrees) 00' W, 50.00'; thence S 0(degrees) 00' W, 10.00'; thence N 90(degrees) 00' W, 54.00'; thence S 0(degrees) 00' W, 40.00'; thence N 90(degrees) 00' E, 65.00'; thence S 0(degrees) 00' W, 30.00'; thence N 90(degrees) 00' W, 150.00'; thence N 0(degrees) 00' W, 17.00'; thence N 90(degrees) 00' W, 64.00'; thence N 0(degrees) 00' W, 73.00' to the point of beginning; said land being 0.657, more or less acres, less than and except all structures not included in the Mead Corporation Contract No. 21-3097A."

          Section 1.2. Waiver of Notice. The Company, as the owner of all of the
          ----------- -----------------
outstanding Bonds, hereby waives any notices required to be given to it pursuant to Sections 1402 or 1502 of the Original Indenture in connection with this Amendment.

          Section 1.3. Agreement and Amendment as One Document. As amended by
          -----------  ---------------------------------------
this Amendment, the Agreement is in all respects ratified and confirmed and the Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

          Section 1.4. References. All references herein or in the Agreement
          -----------  ----------
to any Article, Section or provision of the Agreement shall refer to any such Article, Section or provision as hereby amended.

          Section 1.5. Counterparts. This Amendment may be simultaneously
          -----------  ------------
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          Section 1.6. Captions. The captions or headings in this Amendment are
          -----------  --------
for convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

          Section 1.7. Applicable Law. This Amendment shall be construed in
          -----------  --------------
accordance with the laws of the State of Alabama.

          IN WITNESS WHEREOF, the Board and the Company have caused this Amendment to be executed in their respective corporate names as of the date first written above.

                                         THE INDUSTRIAL DEVELOPMENT BOARD OF
                                         THE CITY OF PHENIX CITY, ALABAMA


                                         By: Kenneth A. Roberts
                                            -----------------------------
                                             Chairman



                                         MEAD COATED BOARD, INC.



                                         By: W. D. Bloebaum, Jr.
                                            ----------------------------
                                             Title:  Treasurer

                            ACKNOWLEDGMENT OF BOARD

STATE OF ALABAMA

COUNTY OF RUSSELL

          I, Sydney S. Smith, a Notary Public in and for said County in said State, hereby certify that Kenneth A. Roberts, whose name as Chairman of the Board of Directors of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA, a public corporation and instrumentality under the laws of the State of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

          GIVEN under my hand and seal of office, this 20th day of August, 1990.


                                              /s/ Sydney S. Smith

                                            ----------------------------
                                                   Notary Public


(SEAL)

                                            My commission expires: 2/25/92
                                                                   -------

                           ACKNOWLEDGMENT OF COMPANY

STATE OF OHIO

COUNTY OF MONTGOMERY


          I, Robert A. Selak, Notary Public in and for said County in said State, hereby certify that William D. Bloebaum, Jr., whose name as Treasurer of MEAD COATED BOARD, INC., a corporation organized and existing under the laws of the State of Delaware, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

          GIVEN under my hand and seal of office, this 29th day of August, 1990.


                                              /s/  Robert A. Selak
                                           -------------------------------
                                                    Notary Public


(SEAL),

                                           My commission expires:_________


                                           ROBERT A. SELAK, Attorney at Law
                                           Notary Public, State of Ohio
                                           My Commission has no expiration date.
                                           Section 147.03 0. R. C.

                             CONSENT OF BONDHOLDER
                             ---------------------


          MEAD COATED BOARD, INC., as holder of all of the outstanding Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A, Series 1989A, Series 1989B, Series 1989C, Series 1989E and Series 1990A of the Industrial Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Eighth Amendment To Lease Agreement dated as of August 1, 1990, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of December 1, 1988, as amended by a First Amendment To Lease Agreement dated as of March 1, 1989, a Second Amendment to Lease Agreement dated as of April 1, 1989, a Third Amendment To Lease Agreement dated as of June 1, 1989, a Fourth Amendment To Lease dated as of July 1, 1989, a Fifth Amendment To Lease Agreement dated as of December 1, 1989, a Sixth Amendment To Lease Agreement dated as of May 1, 1990 and a Seventh Amendment to Lease Agreement dated as of June 1, 1990 between the Board and Mead Coated Board, Inc. and directs AmSouth Bank N.A., as Trustee, to consent to the execution and delivery of the same.

          IN WITNESS WHEREOF, Mead Coated Board, Inc. has caused this Consent of Bondholder to be executed in its name and behalf as of August 1, 1990.


                                      MEAD COATED BOARD, INC.


                                      By: W. D. Bloebaum, Jr.
                                         ----------------------------
                                         Title:

                              CONSENT OF TRUSTEE
                              ------------------

          AMSOUTH BANK N.A., as Trustee under the Trust Indenture dated as of December 1, 1988, as supplemented by a First Supplemental Trust Indenture dated as of March 1, 1989, a Second Supplemental Trust Indenture dated as of April 1, 1989, a Third Supplemental Trust Indenture dated as of June 1, 1989, a Fourth Supplemental Trust Indenture dated as of July 1, 1989, a Fifth Supplemental Trust Indenture dated as of December 1, 1989, a Sixth Supplemental Trust Indenture dated as of May 1, 1990 and a Seventh Supplemental Trust Indenture dated as of June 1, 1990 from the Industrial Development Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Eighth Amendment To Lease Agreement, dated as of August 1, 1990, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of December 1, 1988, as amended by a First Amendment To Lease Agreement dated as of March 1, 1989, a Second Amendment to Lease Agreement dated as of April 1, 1989, a Third Amendment To Lease Agreement dated as of June 1, 1989, a Fourth Amendment To Lease Agreement dated as of July 1, 1989, a Fifth Amendment To Lease Agreement dated as of December 1, 1989, a Sixth Amendment To Lease Agreement dated as of May 1, 1990 and a Seventh Amendment to Lease Agreement dated as of June 1, 1990 between the Board and Mead Coated Board, Inc.

          IN WITNESS WHEREOF, AmSouth Bank N.A. has caused this Consent of Trustee to be executed in its name and behalf as of August 1, 1990.

                                   AMSOUTH BANK N.A., as Trustee



                                   By: Jeff Fink
                                      -------------------------
                                      Title: Trust Officer

                                NINTH AMENDMENT
                                ---------------

                                      TO
                                      --

                                LEASE AGREEMENT
                                ---------------

          THIS NINTH AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of March 1, 1991, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA (the "Board"), a public body corporate and politic duly organized and existing under the Constitution and laws of the State of Alabama, and MEAD COATED BOARD, INC., a Delaware corporation (the "Company").

                                R E C I T A L S
                                ---------------

          The Board has previously issued and sold $85,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A (the "Series 1988A Bonds"); $43,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989A (the "Series 1989A Bonds"); $45,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989B (the "Series 1989B Bonds"); $37,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989C (the "Series 1989C Bonds"); $40,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989D (the "Series 1989D Bonds"); $49,667,074 of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1989E (the "Series 1989E Bonds"); and $170,000,000 of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1991A (the "Series 1991A Bonds") pursuant to a Trust Indenture dated as of December 1, 1988 (the "Original Indenture"), as supplemented by a First Supplemental Trust Indenture dated as of March 1, 1989, a Second Supplemental Trust Indenture dated as of April 1, 1989, a Third Supplemental Trust Indenture dated as of June 1, 1989, a Fourth Supplemental Trust Indenture dated as of July 1, 1989, a Fifth Supplemental Trust Indenture dated as of December 1, 1989, a Sixth Supplemental Trust Indenture dated as of May 1, 1990, a Seventh Supplemental Trust Indenture dated as of June 1, 1990 and an Eighth Supplemental Trust Indenture dated as of August 1, 1990 (collectively, the "Indenture"), from the Board to AmSouth Bank N.A., as Trustee (the "Trustee").

          The Board has used the proceeds of the sale of the Series 1988A Bonds, the Series 1989A Bonds, the Series 1989B Bonds, the Series 1989C Bonds, the Series 1989D Bonds, the Series

1989E Bonds and the Series 1990A Bonds for the payment of outstanding industrial development temporary borrowing notes (the "Notes") issued by the Board and for the payment of certain obligations of the Board in connection with various Equipment Leases (as defined in the Indenture) for the purpose of funding the acquisition, construction and installation of a coated natural kraft mill and related facilities (the "Project") in connection with certain industrial facilities located near Phenix City, Alabama. The Project is owned by the Board and leased to the Company pursuant to a Lease Agreement dated as of December 1, 1988, as amended by the First Amendment To Lease Agreement dated as of March 1, 1989, the Second Amendment To Lease Agreement dated as of April 1, 1989, the Third Amendment To Lease Agreement dated as of June 1, 1989, the Fourth Amendment To Lease Agreement dated as of July 1, 1989, the Fifth Amendment To Lease Agreement dated as of December 1, 1989, the Sixth Amendment To Lease Agreement dated as of May 1, 1990, the Seventh Amendment To Lease Agreement dated as of June 1, 1990 and the Eighth Amendment To Lease Agreement dated as of August 1, 1990 (collectively, the "Agreement"). The Agreement obligates the Company to make rental payments in such amounts and at such times as will provide for the payment of the principal and interest on the Series 1988A Bonds, the Series 1989A Bonds, the Series 1989B Bonds, the Series 1989C Bonds, the Series 1989D Bonds, the Series 1989E Bonds and the Series 1990A Bonds as the same becomes due and payable.

          Under Article IV of the Original Indenture, the Board is permitted to issue Additional Bonds (as defined in the Original Indenture) in order to pay additional Notes issued by the Board in connection with the Project. In that connection, the Board is issuing $81,000,000 in aggregate principal amount of Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1991A (the "Series 1991A Bonds"), pursuant to the Indenture as supplemented by a Ninth Supplemental Trust Indenture dated as of March 1, 1991 (the "Ninth Supplemental Indenture") from the Board to the Trustee. The Indenture as supplemented by the Ninth Supplemental Indenture is hereinafter referred to as the "Indenture".

          NOW, THEREFORE, as contemplated by Section 4.5 of the Agreement and in accordance with Section 1501 of the Original Indenture, the parties hereto desire to amend the Agreement as follows:

                                   ARTICLE I

                     PROVISIONS FOR AMENDING THE AGREEMENT
                     -------------------------------------

          Section 1.1  Amendment of Section 5.3 of the Agreement. The term
          -----------  -----------------------------------------
"Bonds" as used in Section 5.3 of the Agreement shall include the Series 1991A Bonds.

          Section 1.2  Terms of Agreement Applicable to Series 1991A Bonds. All
          -----------  ---------------------------------------------------
terms, conditions, representations and covenants set forth in the Agreement applicable to the Series 1988A Bonds and not specifically otherwise provided for in the

Indenture, any supplements thereto or the Agreement, shall apply with full force and effect to the Series 199lA Bonds. Without limiting the foregoing, all references in the Agreement to the "Bonds" shall be deemed to mean the Series 1988A Bonds, the Series 1989A Bonds, the Series 1989B Bonds, the Series 1989C Bonds, the Series 1989D Bonds, the Series 1989E Bonds, the Series 1990A Bonds and the Series 1991A Bonds, including without limitation the provisions of
Section 5.3 of the Agreement relating to the payment of rents.

          Section 1.3  Representations and Warranties by the Board. The Board
          -----------  -------------------------------------------
makes the following representations and warranties as the basis for the undertakings on its part herein contained:

               (a) Organization and Authority. The Board is a public corporation
                   --------------------------
     duly organized and validly existing under the provisions of the Act by authority of a resolution adopted by the Board of Commissioners of the City on June 14, 1960 and a Certificate of Incorporation duly filed for record on October 17, 1960, in the office of the Judge of Probate of Russell County, Alabama, which Certificate of Incorporation has not been amended or been revoked and is of full force and effect. The Board has all requisite power and authority under the Act (1) to issue the Series 1991A Bonds, (2) to use the proceeds thereof to refund the Notes issued to pay the cost to acquire, construct and install the Project, (3) to own, lease, encumber and dispose of the Project, and (4) to enter into, and perform its obligations under, the Indenture, the Agreement and this Amendment. This Amendment and the Ninth Supplemental Indenture have been duly authorized, executed and delivered by the Board and are legal, valid and binding agreements enforceable against the Board in accordance with their respective terms.

               (b) Pending Litigation. There are no actions, suits, proceedings,
                   ------------------
     inquiries or investigations pending, or to the knowledge of the Board threatened, against or affecting the Board in any court or before any governmental authority or arbitration board or tribunal, which adversely affect the validity or enforceability of the Series 1991A Bonds, the Indenture, the Agreement, this Amendment, or any agreement or instrument to which the Board is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby.

               (c) Issue, Sale and Other Transactions Are Legal and Authorized.
                   -----------------------------------------------------------
     The issue and sale of the Series 1991A Bonds and the execution and delivery by the Board of the Ninth Supplemental Indenture and this Amendment and the compliance by the Board with all of the provisions of each thereof and of the Series 1991A Bonds (i) are within the purposes, powers and authority of the Board, (ii) to the best of the knowledge of the Board, have been done in fall compliance with the provisions of the Act, are legal and will not conflict with or constitute on the part of the Board a violation of or a breach of or default under, or result in the creation of any lien or encumbrance (other than Permitted Encumbrances under the Agreement) upon any property of the Board under the provisions of, its certificate of incorporation or Bylaws, or any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Board is a party or by which the Board is bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Board or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Board.

               (d) Governmental Consents. Neither the nature of the Board nor
                   ---------------------
     any of its activities or properties, nor any relationship between the Board and any other person, nor any circumstance in connection with the offer, issue, sale or delivery of any of the Series l991A Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Board in connection with the execution, delivery and performance of the Ninth Supplemental Indenture and this Amendment, or the offer, issue, sale or delivery of the Series 1991A Bonds, other than (i) the filing with the Alabama Securities Commission of the notification of the Board's intention to issue the Series 1991A Bonds required by Act No. 586 enacted at the 1978 Regular Session of the Legislature of the State and the issuance by the Director of the Alabama Securities Commission of such Certificate of Notification as may be required by said Act, and (ii) the due filing and recording of this Amendment, the Ninth Supplemental Indenture and the financing statements covering the security interests created hereunder and under the Indenture. The Board has filed the notification referred to in (i) of the preceding sentence and the Director of the Alabama Securities Commission has issued a Certificate of Notification applicable to the Series l991A Bonds, which Certificate of notification has not been revoked or rescinded and is in full force and effect.

               (e) No Defaults. The Board is not in default under the Act or
                   -----------
     under its Certificate of Incorporation or Bylaws or any other agreement or instrument to which it is a party or by which it is bound.

          Section 1.4  Representations and Warranties by the Company. The
          -----------  ---------------------------------------------
Company makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority to carry on its business as now being conducted and as presently proposed to be conducted, and (iii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in the State.

          (b) The Company has the corporate power and has been duly authorized to enter into this Amendment and to perform all of its obligations hereunder.

          (c) The willingness of the Board to issue the Series l991A Bonds for purposes of financing costs of acquiring, constructing, and installing the Project, and to lease the Project to the Company, has induced the Company to locate the Project within the State of Alabama and, more particularly, within 25 miles of the City.

          (d) The Company is not subject to any contractual or other limitation or provision of any nature whatsoever which in any material way limits, restricts or prevents the Company from entering into this Amendment, or performing any of its obligations hereunder; and the execution and delivery of this Amendment, the consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Amendment will not conflict with or result in a breach of the terms, conditions or provisions of any restriction, agreement or instrument to which the Company is a party or by which it is bound, or constitute a default under any of the foregoing.

          (e) No event has occurred and no condition exists that would constitute an "Event of Default" under the Agreement or this Amendment which, with the lapse of time or with the giving of notice or both, would become an "Event of Default" under the Agreement or this Amendment.

          (f) To the best of its knowledge and belief, the Company is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject and has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under this Amendment.

                                  ARTICLE II
                                MISCELLANEOUS
                                -------------

           Section 2.1  Agreement and Amendment as One Document. As amended by
           -----------  ---------------------------------------
this Amendment, the Agreement is in all respects ratified and confirmed and the Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

           Section 2.2  References. All references herein or in the Agreement to
           -----------  ----------
any Article, Section or provision of the Agreement shall refer to any such Article, Section or provision as hereby amended.

           Section 2.3  Counterparts. This Amendment may be simultaneously
           -----------  ------------
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

           Section 2.4  Captions. The captions or headings in this Amendment are
           -----------  --------
for convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

           Section 2.5  Applicable Law. This Amendment shall be construed in
           -----------  --------------
accordance with the laws of the State of Alabama.

          IN WITNESS WHEREOF, the Board and the Company have caused this Amendment to be executed in their respective corporate names as of the date first written above.

                                   THE INDUSTRIAL DEVELOPMENT BOARD OF
                                   THE CITY OF PHENIX CITY, ALABAMA


                                   By:  /s/ Kenneth A. Roberts
                                        ----------------------
                                            Chairman


                                   MEAD COATED BOARD, INC.

                                   By:  /s/ E.M. Karter
                                        ----------------------
                                         Vice President

                            ACKNOWLEDGMENT OF BOARD

STATE OF ALABAMA

COUNTY OF RUSSELL

          I, Sydney S. Smith, a Notary Public in and for said County in said State, hereby certify that Kenneth A. Roberts, whose name as Chairman of the Board of Directors of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA, a public corporation and instrumentality under the laws of the State of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

          GIVEN under my hand and seal of office, this 27th day of February, 1991.


                                               /s/ Sydney S. Smith
                                         ________________________________
                                                   Notary Public

(SEAL)                                   My commission expires: 2/25/92

                           ACKNOWLEDGMENT OF COMPANY



STATE OF OHIO

COUNTY OF MONTGOMERY

          I, Eva L. Miller, Notary Public in and for said County in said State, hereby certify that E.M. Karter, whose name as Vice President of MEAD COATED BOARD, INC., a corporation organized and existing under the laws of the State of Delaware, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the Same voluntarily for and as the act of said corporation.


          GIVEN under my hand and seal of office, this 1st day of March, 1991.


                                                   /s/ Eva L. Miller
                                        --------------------------------------
                                                      Notary Public



                                        My commission expires: _______________
                                        EVA L. MILLER, Notary Public
                                        In and for the State of Ohio
                                        My Commission Expires June 29, 1992



(SEAL)

                             CONSENT OF BONDHOLDER
                             ---------------------

          Mead Coated Board, Inc., as holder of all of the outstanding Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A, Series 1989A, Series 1989B, Series 1989C, Series 1989D, Series 1989E and Series l990A of The Industrial Development Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Ninth Amendment To Lease Agreement, dated as of March 1, 1991, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of December 1, 1988, as amended by a First Amendment To Lease Agreement dated as of March 1, 1989, a Second Amendment To Lease Agreement dated as of April 1, 1989, a Third Amendment To Lease Agreement dated as of June 1, 1989, a Fourth Amendment To Lease Agreement dated as of July 1, 1989, a Fifth Amendment To Lease Agreement dated as of December 1, 1989 a Sixth Amendment To Lease Agreement dated as of May 1, 1990, a Seventh Amendment To Lease Agreement dated as of June 1, 1990 and an Eighth Amendment To Lease Agreement dated as of August 1, 1990 between the Board and Mead Coated Board, Inc.

          IN WITNESS WHEREOF, Mead Coated Board, Inc. has caused this Consent of Bondholder to be executed in its name and behalf as of March 1, 1991.

                                        MEAD COATED BOARD, INC.



                                        By:  /s/ E.M. Karter
                                             -----------------------------
                                             Vice President

                               CONSENT OF TRUSTEE
                               ------------------

          AMSOUTH BANK N.A., as Trustee under the Trust Indenture dated as of December 1, 1988, as supplemented by a First Supplemental Trust Indenture dated as of March 1, 1989, a Second Supplemental Trust Indenture dated as of April 1, 1989, a Third Supplemental Trust Indenture dated as of June 1, 1989, a Fourth Supplemental Trust Indenture dated as of July 1, 1989, a Fifth Supplemental Trust Indenture dated as of December 1, 1989, a Sixth Supplemental Trust Indenture dated as of May 1, 1990, a Seventh Supplemental Trust Indenture dated as of June 1, 1990, and an Eighth Supplemental Trust Indenture dated as of August 1, 1990 from the Industrial Development Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Ninth Amendment To Lease Agreement, dated as of March 1, 199l, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of December 1, 1988, as amended by a First Amendment To Lease Agreement dated as of March 1, 1989, a Second Amendment To Lease Agreement dated as of April 1, 1989, a Third Amendment To Lease Agreement dated as of June 1, 1989, a Fourth Amendment To Lease Agreement dated as of July 1, 1989, a Fifth Amendment To Lease Agreement dated as of December 1, 1989 a Sixth Amendment To Lease Agreement dated as of May 1, 1990, a Seventh Amendment To Lease Agreement dated as of June 1, 1990 and an Eighth Amendment To Lease Agreement dated as of August 1, 1990 between the Board and Mead Coated Board, Inc.

          IN WITNESS WHEREOF, AmSouth Bank N.A. has caused this Consent of Trustee to be executed in its name and behalf as of March 1, 1991.

                                        AMSOUTH BANK N.A., as Trustee


                                        By:            Jeff Fink
                                            -------------------------------
                                             Title: Corporate Trust Officer

                                  EXHIBIT "A"

                                      to

                  Ninth Amendment To Lease Agreement between
                      THE INDUSTRIAL DEVELOPMENT BOARD OF
                        THE CITY OF PHENIX CITY, ALABAMA
                                      and
                            MEAD COATED BOARD, INC.
                           dated as of March 1, 1991

                          DESCRIPTION OF PROJECT LAND
                          ---------------------------

The Project Land includes the following property:

              NEW RECLAIM PLATE FEED AND CONVEYOR AREA (C-28511),
              ---------------------------------------------------

                CHIPS CONVEYOR TO SCREEN HOUSE AREA (C-28513),
                ----------------------------------------------

                     AND CHIPS SCREEN HOUSE AREA (C-28515)
                     -------------------------------------

          All that portion of land and structures lying 13' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State Georgia Coordinate System; and lying in Section 28, T 14 N , R 30 E, County of Russell, State of Alabama; thence N 63 degrees 51' 31" E, 790.90' to the point of beginning; thence N 90 degrees 00' W, 82.00; thence S 0' 00" W, 8.75'; thence N 90 degrees 00' W, 232.22'; thence S 15 degrees 17' 15" E, 479.72' to a point on the northmost side of a rectangular area (Chip Screen House) which parallels last said course and is 75.0' north to south (7.00' of which is west of last said course) by 49.0' east to west; said rectangular area being the point of ending; said land being 0.56+ acres;

                 CHIPS CONVEYOR TO PINE STORAGE AREA (C-28538)
                 ---------------------------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N. R 30 E, County of Russell, State of Alabama; thence N 45 degrees 24' 34" E, 692.79' to the point of beginning; thence S 36 degrees 51' 02" E, 454.94' to the point of ending; said land being 0.29 (plus or minus) acres;

            CHIPPER DISCHARGE CONVEYOR AREA (C-28536) AND CHIPS TO
            ------------------------------------------------------

                    HARDWOOD STORAGE CONVEYOR AREA (C-28537)
                    ----------------------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N. R 30 E, County of Russell, State of Alabama; thence N 71 degrees 34' 06" E, 600.241 to the point of beginning; thence S 71 degrees 04' 32" E, 640.91'; thence N 50 degrees 08' 32" E, 61.59' to the point of ending; said land being 0.45 (plus or minus) acres;

                   CHIP CONVEYOR TO DIGESTER AREA (C-28521),
                   -----------------------------------------

                  CHIP CONVEYOR TO SURGE BIN AREA (C-28519),
                  ------------------------------------------

                         AND CHIP SILO AREA (C-28520)
                         ----------------------------

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N. R 30 E, County of Russell, State of Alabama; thence S 48 degrees 21' 59" W, 84.29' to the point of beginning; thence S 56 degrees 07' 32" E, 319.22' to the center of a circular area (Chip Silo) with a radius of 15.00' and a central angle of 360 degrees 00' bounded by a rectangular structure 32' -6" (plus or minus) East-West and 32' -6" (plus or minus) North-South; thence N 82 degrees 51' 32" E, 355.48' to the point of ending; said land being 0.45 (plus or minus) acres;

                  NEW WASHER FACILITY AND BATCH DIGESTER AREA
                  -------------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 48 degrees 06' 06" W, 35.94' to the point of beginning (N 792,374.0, E 234,473.25); thence S 0 degrees 00' W, 133.50'; thence N 90 degrees 00' W, 103.39'; thence S 0 degrees 00' W, 103.50'; thence 90 degrees 00' W, 48.00'; thence N 0 degrees 00' W, 55.75'; thence N 90 degrees 00' W, 80.00'; thence S 0 degrees 00' W, 42.75'; thence N 90 degrees 00' W, 63.00'; thence N 0 degrees 00' W, 110.00'; thence N 45 degrees 00' E, 55.00'; thence N 0 degrees 00' W, 23.11'; thence N 90 degrees 00' E, 23.00; thence N 00 degrees W,

     23.75'; thence N 90 00' E, 170.00'; thence N 0 00' W, 28.75'; thence N 90
     00' E, 62.50' to the point of beginning; said area being 1.01 (plus or minus) acres;

            MILL WATER COOLING TOWER AND NEW REACTOR CLARIFIER AREA
            -------------------------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 48 46' 07" W. 591.71' to the point of beginning (N 791,960.0 E 234,055.0); thence S 0 degrees 00' W, 170.00'; thence N 90 degrees 00' W, 111.00; thence N 0 degrees 00' W, 170.00'; thence N 90 degrees 00' E, 111.00' to the point of beginning; said land being 0.43 (plus or minus) acres;

                       TURPENTINE RECOVERY FACILITY AREA
                       ---------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 63 degrees 26' 06" W, 11.18' to the point of beginning (N 792,345.0, E 234,490.0); thence N 0' 00" W, 30.00'; thence N 90 degrees 00"
     E, 20.00'; thence S 0 degrees 00' W, 30.00'; thence N 90 degrees 00' W, 20.00' to the point of beginning; said land being 0.01 (plus or minus) acres;

          LOG STORAGE AREA (C-28522), LOG FEED DECKS AREA (C-28523),
          ----------------------------------------------------------

           DRUM AREA (C-28525), VIBRATING CONVEYORS AREA (C-28532),
           --------------------------------------------------------

              CHIPPER POWER FEED ROLLS AREA (C-28528), CHIP BLDG.
              ---------------------------------------------------

          AREA (C-28535), AND BARK COLLECTING CONVEYOR AREA (C-28531)
          -----------------------------------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 80 degrees 22' 54" E, 879.79' to the point of beginning; thence N 0 degrees 00' W, 326.00'; thence N 90 degrees 00' E, 711.08'; thence S 0 degrees 00' W, 326.00'; thence N 90 degrees 00' W, 328.00'; thence S 0 degrees 00' W, 188.00'; thence N 90 degrees 00' W, 50.00'; thence N 0 degrees 00' W, 188.00'; thence N 90 degrees 00' 333.08' to the point of beginning; said land being 5.54 (plus or minus) acres;

                        AREA "B" MAINTENANCE SHOP AREA
                        ------------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 11 degrees 04' 57" W, 197.69' to the point of beginning (N792,156.0, E 234,462.0); thence S 0 degrees 00" W, 82.00'; thence N 90 degrees 00" W, 52.00'; thence N 0 degrees 00' W, 82.00'; thence N 90 degrees 00' E, 52.00 to the point of beginning; said land being 0.10 (plus or minus) acres;

                         NEW LIME KILN/RECAUSTICIZING
                         ----------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02 of the West Zone of the State of Georgia Coordinate System; thence N 70 degrees 51' 29" E, 267.79' to the point of beginning (N 793,238.0 E 233,503.0); thence N 90 degrees 00' E, 399.23'; thence S 0 degrees 00' W, 50.00'; thence N 90 degrees 00' W, 10.00'; thence S 0 degrees 00' W, 40.00'; thence N 90 degrees 00' W, 136.23'; thence N 0 degrees 00' W, 80.00'; thence N 90 degrees 00' W, 50.00'; thence S 0 degrees 00' W, 10.00'; thence N 00' W, 54.00'; thence S 0 degrees 00' W, 40.00'; thence N 90 degrees 00' E, 65.00'; thence S 0 degrees 00' W, 30.00'; thence N 90 degrees 00' W, 150.00'; thence N 0 degrees 00' W, 17.00'; thence N 90 degrees 00' W, 64.00'; thence N 0 degrees 00' W, 73.00'
     to the point of beginning; said land being 0.657, more or less acres, less than and except all structures not included in the Mead Corporation Contract No. 21-3097A.


                          NO. 2 RECOVERY BOILER AREA
                          --------------------------

          All that portion of land, and structures lying thereon, in Section 28, T 14 N. R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 40 degrees 16' 34" E, 439.77' to the point of beginning (N 792,814.67, E 233,534.32'); thence N 90 degrees 00' E, 36.30'; thence N 0 degrees 00' W, 20.50'; thence N 90 degrees 00' E, 72.26'; thence N 0 degrees 00' W, 14.83'; thence N 90 degrees 00' E, 110.50'; thence S 0 degrees 00' W, 42.58'; thence N 90 degrees 00' E, 26.00'; thence S 0 degrees, 81.00'; thence N 90 degrees 00' W. 51.00'; thence N 0 degrees 00" W, 25.12'; thence N 90 degrees 00' W. 85.50'; thence N 00 degrees 00' W, 8.63'; thence N 90 degrees 00' W, 72.26'; thence N 90 degrees 00' W. 20.50'; thence N 0 degrees 00' W, 36.30'; thence N 0 degrees 00' W. 34.00' to the point of beginning; said land being 0.47 (plus or minus) acres;

                       NEW EVAPORATORS AND NEW TANKS AREA

          All that portion of land, and structures lying thereon, in section 28, T 14 N. R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 62 degrees 01' 33" E, 637.83' to the point of beginning (N 792,851.0, E 233,813.33); thence N 90 degrees 00' E, 246.67'; thence along an arc South and East 53.41' having a radius of 34.00' with a central angle of 90 degrees 00'; thence S 0 degrees 00' W. 135.33'; thence along an arc South and West 53.41' having a radius of 34.00' with a central angle of 90 degrees 00'; thence N 90 degrees 00' W; 34.00'; thence N 0 degrees 00' W. 99.79'; thence N 90 degrees 00' W. 69.00'; thence N 59 degrees 47' 19" W. 91.42'; thence N 90 degrees 00' W. 64.67'; thence N 0 degrees 00' W. 57.54'
     to the point of beginning; said land being 0.72 (plus or minus) acres;

     (collectively, the "Unimproved Lands"); less, in each case, any structures constructed and leased pursuant to a Lease Agreement dated July 1, 1977, and recorded in Deed Book 550 at Pages 51-94 (as amended to date, the "1977 Lease") under which Lessor leased to Georgia Kraft Company ("Georgia Kraft") a parcel of land in Russell County, Alabama as more particularly described in Exhibit A to the Lease (the "1977 Land"), together with certain items of equipment described in Exhibit B to the 1977 Lease (Georgia Kraft has assigned its interest in the 1977 Lease to Mead Coated Board, Inc.);

together with the following easements:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Board Premises (the 1977 Land less and except the 1988 Land) in order to provide all necessary or convenient ingress or egress between the Unimproved Land and railroads, public roads and highways and the Chattahoochee River and to permit passage between the Unimproved Land and the Board Premises;

          (b) An easement and right for the passage of pedestrians and vehicles and for the construction, erection, installation, operation, maintenance, renewal, replacement and use of material conveying systems, including without limitation pipelines, through any part of the Board Premises necessary or convenient in order to assure the passage of equipment, raw materials, items in the process of manufacture, and finished products from the Unimproved Land to the Board Premises, including without limitation such rights and easements as are necessary for the movement of personnel, vehicles and materials among and between the various parcels of land comprising the Board Premises in order to permit and facilitate the operation of the Project;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Board Premises, such pipes, conduits, and wires as are necessary or convenient to insure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Unimproved Land and the Project including, without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other; improvements and appurtenances thereto, on the Board Premises; and

          (d) An easement and right to create and maintain upon the Board Premises encroachments of equipment, structures or other improvements which will be included on the Unimproved Land and within the Project as presently planned, and any similar replacements or substitutions of portions of the Project for as long as any such equipment, structures or other improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect any such equipment, structure or other improvements to any structure or improvement on the Board Premises;

but subject to the following easements over the Unimproved Land in favor of the Board Premises:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Unimproved Land in order to provide all necessary or convenient ingress and egress among and between all portions of the Board Premises and between the Board Premises and the Unimproved Land, including without limitation portions on which additional improvements may be erected, and railroads, public works and highways and the Chattahoochee River and to permit passage among and between the various parcels of land comprising the Board Premises;

          (b) An easement and right for the passage of pedestrians, vehicles, and for the construction, installation, operation, maintenance, renewal, replacement and use of material conveyance systems, including without limitation, pipelines, through any part of the Unimproved Land necessary or convenient in order to assure the passage of equipment, and finished products from one portion of the Board Premises to another or between the Board Premises and the Unimproved Land, including, without limitation such rights and easements as are necessary for the movement of personnel, vehicles and material among and between the various parcels of land comprising the Board Promises in order to permit and facilitate the operation of any facilities located on the Board Premises;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Unimproved Land, such pipes, conduits, and wires and appurtenances as are necessary or convenient to assure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Board Premises, including without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Unimproved Land; and

          (d) An easement and right to maintain any present equipment, structures or other improvements included within the facilities presently located on the Board Premises as encroachments upon the Unimproved Land as long as any such equipment, structures or other improvements remain standing, and to construct and maintain similar encroachments on the Unimproved Land in respect of any additional improvements constructed adjacent to the Unimproved Land, as long as any such additional improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect such additional improvements to any structure or any improvements on the Unimproved Land.

DMY/BOND/AW1